As filed with the SEC on April 28, 2004

Registration No. 2-80896

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 48	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 51	☒

(Check appropriate box or boxes)

THE PRUDENTIAL SERIES FUND, INC.

(Exact Name of Registrant)

GATEWAY CENTER THREE

100 MULBERRY STREET

NEWARK, NEW JERSEY 07102

(800) 778-2255

(Address and telephone number of principal executive offices)

Jonathan D. Shain, Secretary

The Prudential Series Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

(Name and Address of Agent for Service)

Copy to:

Christopher E. Palmer, Esq.

Shea & Gardner

1800 Massachusetts Avenue, N.W.

Washington, D.C. 20036

Approximate date of proposed public offering:    As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2004 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Conservative Balanced Portfolio	SP Alliance Large Cap Growth Portfolio
Diversified Bond Portfolio	SP Davis Value Portfolio
Diversified Conservative Growth Portfolio	SP Deutsche International Equity Portfolio
Equity Portfolio	SP Goldman Sachs Small Cap Value Portfolio
Flexible Managed Portfolio	SP Large Cap Value Portfolio
Global Portfolio	SP MFS Capital Opportunities Portfolio
Government Income Portfolio	SP Mid Cap Growth Portfolio
High Yield Bond Portfolio	SP PIMCO High Yield Portfolio
Jennison Portfolio	SP PIMCO Total Return Portfolio
Jennison 20/20 Focus Portfolio	SP Prudential U.S. Emerging Growth Portfolio
Money Market Portfolio	SP State Street Research Small Cap Growth Portfolio
Natural Resources Portfolio	SP Strategic Partners Focused Growth Portfolio
Small Capitalization Stock Portfolio	SP Technology Portfolio
Stock Index Portfolio	SP William Blair International Growth Portfolio
Value Portfolio	SP Aggressive Growth Asset Allocation Portfolio
Zero Coupon Bond Portfolio 2005	SP Balanced Asset Allocation Portfolio
SP AIM Aggressive Growth Portfolio	SP Conservative Asset Allocation Portfolio
SP AIM Core Equity Portfolio	SP Growth Asset Allocation Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

Table of Contents

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

14	PRINCIPAL RISKS
18	EVALUATING PERFORMANCE

54	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

59	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

59	Investment Objectives and Policies
59	Conservative Balanced Portfolio
61	Diversified Bond Portfolio
63	Diversified Conservative Growth Portfolio
65	Equity Portfolio
66	Flexible Managed Portfolio
68	Global Portfolio
69	Government Income Portfolio
70	High Yield Bond Portfolio
71	Jennison Portfolio
72	Jennison 20/20 Focus Portfolio
73	Money Market Portfolio
75	Natural Resources Portfolio
76	Small Capitalization Stock Portfolio
77	Stock Index Portfolio
78	Value Portfolio
79	Zero Coupon Bond Portfolio 2005
80	SP AIM Aggressive Growth Portfolio
81	SP AIM Core Equity Portfolio
83	SP Alliance Large Cap Growth Portfolio
85	SP Davis Value Portfolio
86	SP Deutsche International Equity Portfolio
87	SP Goldman Sachs Small Cap Value Portfolio[1]
88	SP Large Cap Value Portfolio
89	SP MFS Capital Opportunities Portfolio
90	SP Mid Cap Growth Portfolio
91	SP PIMCO High Yield Portfolio
93	SP PIMCO Total Return Portfolio
95	SP Prudential U.S. Emerging Growth Portfolio
97	SP State Street Research Small Cap Growth Portfolio[2]
98	SP Strategic Partners Focused Growth Portfolio
100	SP Technology Portfolio[3]
101	SP William Blair International Growth Portfolio[4]
103	SP Asset Allocation Portfolios
104	SP Aggressive Growth Asset Allocation Portfolio
104	SP Balanced Asset Allocation Portfolio
105	SP Conservative Asset Allocation Portfolio
105	SP Growth Asset Allocation Portfolio

106	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

106	American Depositary Receipts
106	Asset-Backed Securities
106	Collateralized Debt Obligations
106	Convertible Debt and Convertible Preferred Stock
106	Credit Default Swaps

[1]	Formerly SP Small/Mid Cap Value Portfolio
[2]	Formerly SP INVESCO Small Company Growth Portfolio
[3]	Formerly SP Alliance Technology Portfolio
[4]	Formerly SP Jennison International Growth Portfolio

106	Credit-Linked Securities
106	Derivatives
106	Dollar Rolls
106	Equity Swaps
106	Event-Linked Bonds
107	Forward Foreign Currency Exchange Contracts
107	Futures Contracts
107	Interest Rate Swaps
107	Joint Repurchase Account
107	Loans and Assignments
107	Mortgage-Related Securities
108	Options
108	Real Estate Investment Trusts
108	Repurchase Agreements
108	Reverse Repurchase Agreements
108	Short Sales
108	Short Sales Against-the-Box
108	Swap Options
108	Swaps
108	Total Return Swaps
108	When-Issued and Delayed Delivery Securities

109	HOW THE FUND IS MANAGED

109	Board of Directors
109	Investment Adviser
111	Investment Subadvisers
114	Portfolio Managers

121	HOW TO BUY AND SELL SHARES OF THE FUND

122	Net Asset Value
123	Distributor

123	OTHER INFORMATION

123	Federal Income Taxes
123	Monitoring for Possible Conflicts

124	FINANCIAL HIGHLIGHTS

(For more information—see back cover)

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be investment grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Diversified Conservative Growth Portfolio

Investment Objective: current income and a reasonable level of capital appreciation.

We invest in a diversified portfolio of debt and equity securities. Up to 35% of the Portfolio’s total assets may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. The Portfolio may invest in foreign securities, including debt obligations of issuers in emerging markets. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Global Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio’s assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	mortgage risk

•	prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential. One manager uses a “value” approach, which means he or she attempts to identify strong companies selling at a discount from their perceived true value. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. The other manager uses a “growth” approach, which means he or she seeks companies that exhibit higher-than-average earnings growth. “Growth” stocks usually involve a higher level of risk than “value” stocks, because growth stocks tend to attract more attention and speculative investment than value stocks. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•	credit risk

•	interest rate risk

•	management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio’s performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	industry/sector risk

•	interest rate risk

•	management risk

•	market risk

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of February 29, 2004 the S&P SmallCap 600 Index stocks had market capitalizations of between $300 million and $1 billion.

The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	market risk

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	credit risk

•	foreign investment risk

•	interest rate risk

•	management risk

•	market risk

Zero Coupon Bond Portfolio 2005

Investment Objective: highest predictable compound investment for a specific period of time, consistent with safety of invested capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in debt obligations of the United States Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations. On the Portfolio’s liquidation date, the Portfolio will redeem all investments. Please refer to your Contract prospectus for information on your reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	interest rate risk

•	management risk

•	market risk

SP AIM Aggressive Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in the common stocks of companies whose earnings the portfolio managers expect to grow more than 15% per year. Growth stocks may involve a higher level of risk than value stocks, because growth stocks tend to attract more attention and more speculative investments than value stocks. On behalf of the Portfolio, A I M Capital Management, Inc. invests in securities of small- and medium-sized growth companies, may invest up to 25% of its total assets in foreign securities and may invest up to 15% of its total assets in real estate investment trusts (REITs). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	growth stock risk

•	liquidity risk

•	management risk

•	market risk

•	smaller company risk

SP AIM Core Equity Portfolio

Investment Objective: growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs). A I M Capital Management, Inc. considers whether to sell a particular security when they believe the security no longer has that potential or the capacity to generate income. The Portfolio may invest up to 20% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	interest rate risk

•	liquidity risk

•	management risk

•	market risk

SP Alliance Large Cap Growth Portfolio

Investment Objective: long term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index). Up to 15% of the Portfolio’s total assets may be invested in foreign securities. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. From a research universe of more than 500 companies, Alliance Capital Management, L.P. (Alliance) selects the Portfolio’s investments from those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. “Alliance”, “Alliance Capital” and their logos are registered marks of Alliance Capital Management, L.P. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. The portfolio managers use the investment philosophy of Davis Advisors to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long-term. They look for companies with sustainable growth rates selling at modest price-earnings multiples that they hope will expand as other investors recognize the company’s true worth. The portfolio managers believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. They consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	liquidity risk

•	management risk

•	market risk

SP Deutsche International Equity Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus borrowings made for investment purposes) in the stocks and other equity securities of companies in developed countries outside the United States. The Portfolio invests primarily in companies in developed foreign countries. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Deutsche Asset Management Investment Services Limited (DeAMIS).

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization stocks as stocks of companies with a capitalization of $4 billion or less. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	liquidity risk

•	management risk

•	market risk

•	portfolio turnover risk

•	smaller company risk

SP Large Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and securities convertible into common stock of companies. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

•	style risk

SP MFS Capital Opportunities Portfolio

Investment Objective: capital appreciation.

We invest, under normal market conditions, at least 65% of the Portfolio’s net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the Portfolio’s portfolio manager and MFS’s large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

SP Mid Cap Growth Portfolio

Investment Objective: long-term growth of capital.

We invest, under normal market conditions, at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Calamos Asset Management, Inc. (Calamos) believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio’s 80% investment policy. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. Calamos uses a bottom-up and top-down analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities), as well as top-down approach of diversification by industry and company and paying attention to macro-level investment themes. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

SP PIMCO High Yield Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least CCC by Moody’s Investor Service, Inc. (Moody’s) or Standard & Poor’s Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality, subject to a maximum of 5% of total Portfolio assets invested in securities rated CCC. The remainder of the Portfolio’s assets may be invested in investment grade fixed income instruments. The duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in non-U.S.-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	management risk

•	market risk

•	prepayment risk

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio’s returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

Investment Objective: long-term capital growth.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. Investments in small, developing companies carry greater risk than investments in larger, more established companies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by State Street Research and Management Company.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	smaller company risk

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Jennison Associates LLC and Alliance Capital Management, L.P.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

Investment Objective: growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in securities of companies that use technology extensively in the development of new or improved products or processes. The Portfolio also may invest up to 25% of its total assets in foreign securities. The Portfolio’s investments in stocks may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs). Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by The Dreyfus Corporation.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	growth stock risk

•	industry/sector risk

•	interest rate risk

•	initial public offering (IPO) risk

•	liquidity risk

•	management risk

•	market risk

•	short sale risk

•	smaller company risk

•	technology company risk

•	technology sector risk

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

SP Aggressive Growth Asset Allocation Portfolio

Investment Objective: capital appreciation by investing in domestic equity Portfolios and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Aggressive Growth Asset Allocation Portfolio currently invests in shares of the following Fund Portfolios:

•	a domestic equity component (approximately 78% of the Portfolio), invested in shares of:

Jennison Portfolio	(24% of Portfolio)

SP Large Cap Value Portfolio	(34% of Portfolio)

SP State Street Research Small Cap Growth Portfolio	(10% of Portfolio)

SP Goldman Sachs Small Cap Value Portfolio	(10% of Portfolio)

•	an international equity component (approximately 22% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(11% of Portfolio)

SP William Blair International Growth Portfolio	(11% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Balanced Asset Allocation Portfolio

Investment Objective: to provide a balance between current income and growth of capital by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Balanced Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 49% of the Portfolio), invested in shares of:

Jennison Portfolio	(15% of Portfolio)

SP Large Cap Value Portfolio	(22% of Portfolio)

SP State Street Research Small Cap Growth Portfolio	(6% of Portfolio)

SP Goldman Sachs Small Cap Value Portfolio	(6% of Portfolio)

•	a fixed income component (approximately 37% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(28% of Portfolio)

SP PIMCO High Yield Portfolio	(5% of Portfolio)

Money Market Portfolio	(4% of Portfolio)

•	an international equity component (approximately 14% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(7% of Portfolio)

SP William Blair International Growth Portfolio	(7% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Conservative Asset Allocation Portfolio

Investment Objective: to provide current income with low to moderate capital appreciation by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Conservative Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 33% of the Portfolio), invested in shares of:

Jennison Portfolio	(10% of Portfolio)

SP Large Cap Value Portfolio	(15% of Portfolio)

SP State Street Research Small Cap Growth Portfolio	(4% of Portfolio)

SP Goldman Sachs Small Cap Value Portfolio	(4% of Portfolio)

•	a fixed income component (approximately 57% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(45% of Portfolio)

SP PIMCO High Yield Portfolio	(5% of Portfolio)

Money Market Portfolio	(7% of Portfolio)

•	an international equity component (approximately 10% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(5% of Portfolio)

SP William Blair International Growth Portfolio	(5% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Growth Asset Allocation Portfolio

Investment Objective: provide long-term growth of capital with consideration also given to current income, by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Growth Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 64% of the Portfolio), invested in shares of:

Jennison Portfolio	(20% of Portfolio)

SP Large Cap Value Portfolio	(29% of Portfolio)

SP State Street Research Small Cap Growth Portfolio	(8% of Portfolio)

SP Goldman Sachs Small Cap Value Portfolio	(7% of Portfolio)

•	a fixed income component (approximately 18% of the Portfolio), invested in shares of:

SP PIMCO High Yield Portfolio	(5% of Portfolio)

SP PIMCO Total Return Portfolio	(13% of Portfolio)

•	an international equity component (approximately 18% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(9% of Portfolio)

SP William Blair International Growth Portfolio	(9% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk. The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Smaller company risk. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology companies (see technology company risk below) are magnified.

Technology company risk. Technology companies, especially small cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Portfolio investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Technology sector risk. The technology sector has historically been among the most volatile sectors of the stock market. Because the SP Technology Portfolio concentrates its investments in the technology sector, its performance will be affected by developments in the technology sector.

* * *

EVALUATING PERFORMANCE

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
10.14%, 2nd quarter of 2003	-8.18%, 3rd quarter of 2002

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	18.77%	2.38%	6.43%
S&P 500 Index**	28.67%	-0.57%	11.06%
Conservative Balanced Custom Blended Index***	15.65%	3.07%	9.06%
Lipper Variable Insurance Products (VIP) Balanced Average****	18.97%	2.96%	8.23%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Conservative Balanced Custom Blended Index consists of the Standard & Poor’s 500 Composite Stock Price Index (50%), the Lehman Brothers Aggregate Bond Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
7.32% (2nd quarter of 1995)	-2.83% (1st quarter of 1994)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	7.49%	6.04%	6.64%
Lehman Brothers Aggregate Bond Index**	4.10%	6.62%	6.95%
Lipper Variable Insurance Products (VIP) Corporate Debt Funds BBB Average***	7.78%	6.17%	6.60%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. .

Diversified Conservative Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
9.78% (2nd quarter of 2003)	-7.46% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (5/3/99)
Class I shares	21.57%	5.12%
S&P 500 Index**	28.67%	-2.44%
Diversified Conservative Growth Custom Blended Index***	20.26%	3.99%
Lipper Variable Insurance Products (VIP) Income Funds Average****	16.94%	3.26%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Diversified Conservative Growth Custom Blended Index consists of the Standard & Poor’s Barra Value Index (15%), the Standard & Poor’s Barra Growth Index (15%), the Russell 2000 Value Index (5%), the Russell 2000 Growth Index (5%), the Lehman Brothers Aggregate Bond Index (40%), and the Lehman Brothers High Yield Bond Index (20%). The “Since Inception” return reflects the closest calendar month-end return. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/3/99)
Class I shares	31.65%	1.08%	8.68%	—
Class II shares	31.11%	—	—	-1.86%
S&P 500 Index**	28.67%	-0.57%	11.06%	-2.44%
Russell 1000® Index***	29.89%	-0.13%	11.00%	-1.87%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-1.22%	8.68%	-2.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	23.76%	1.59%	6.75%
S&P 500 Index**	28.67%	-0.57%	11.06%
Flexible Managed Custom Blended Index***	18.53%	2.52%	9.62%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	18.59%	3.04%	8.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	34.07%	0.18%	5.94%
MSCI World Index**	33.11%	-0.77%	7.14%
Lipper Variable Insurance Products (VIP) Global Funds Average***	33.65%	3.33%	7.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

Government Income Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
6.72% (2nd quarter of 1995)	-3.93% (1st quarter of 1994)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	2.46%	6.36%	6.55%
Lehman Brothers Govt. Bond Index**	2.36%	6.26%	6.72%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average***	2.32%	5.65%	6.20%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	25.04%	4.01%	5.59%
Lehman Brothers Corporate High Yield Bond Index**	28.97%	5.23%	6.89%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	23.87%	3.54%	5.65%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE CLASS I INCEPTION (4/25/95)	SINCE CLASS II INCEPTION (2/10/00)
Class I shares	30.25%	-2.89%	9.76%	—
Class II shares	29.61%	—	—	-13.65%
S&P 500 Index**	28.67%	-0.57%	11.13%	-4.20%
Russell 1000® Growth Index***	29.75%	-5.11%	8.94%	-12.00%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-3.22%	8.35%	-10.81%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. Companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

Jennison 20/20 Focus Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (5/3/99)	SINCE CLASS II INCEPTION (2/15/00)
Class I shares	29.30%	2.46%	—
Class II shares	28.80%	—	-0.81%
S&P 500 Index**	28.67%	-2.44%	-3.81%
Russell® 1000 Index***	29.89%	-1.87%	-3.89%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-2.88%	-5.26%
Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average****	31.49%	0.65%	-2.80%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell® 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source:
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio in the Multi-Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (4th quarter of 2003)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	0.84%	3.50%	4.34%
Lipper Variable Insurance Products (VIP) Money Market Average**	0.64%	3.28%	4.12%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lipper Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

7-Day Yield* (as of 12/31/03)

Money Market Portfolio	0.72%
Average Money Market Fund**	0.39%

*	The Portfolio’s yield is after deduction of expenses and does not include Contract charges.
**	Source: iMoneyNet, Inc. As of 12/31/03, based on the iMoneyNet Prime Retail Universe.

Natural Resources Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
24.94% (2nd quarter of 1999)	-21.60% (4th quarter of 1997)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	39.00%	24.46%	13.28%
S&P 500 Index**	28.67%	-0.57%	11.06%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average***	33.70%	14.55%	7.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

Small Capitalization Stock Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE INCEPTION (4/25/95)
Class I shares	38.27%	9.55%	12.66%
S&P SmallCap 600 Index**	38.79%	9.67%	13.05%
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average***	41.42%	9.12%	11.32%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the portfolio. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest month-end return.

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	28.18%	-0.77%	10.78%
S&P 500 Index**	28.67%	-0.57%	11.06%
Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average***	28.01%	-0.93%	10.69%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/14/01)
Class I Shares	28.07%	4.94%	9.82%	—
Class II Shares	27.63%	—	—	-2.01%
S&P 500 Index**	28.67%	-0.57%	11.06%	11.06%
Russell® 1000 Value Index***	30.03%	3.56%	11.88%	11.88%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	2.55%	9.47%	9.74%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell® 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

Zero Coupon Bond Portfolio 2005

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolios will achieve similar results in the future.

Best Quarter	Worst Quarter
12.13% (2nd quarter of 1995)	-7.55% (1st quarter of 1994)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	1.90%	5.47%	6.76%
Lehman Brothers Govt. Bond Index**	2.36%	6.26%	6.72%
Lipper Variable Insurance Products (VIP) Target Maturity Funds Average***	2.50%	5.95%	7.27%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Government Bond Index (LGI) is a weighted index made up of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index and includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

SP AIM Aggressive Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.26% (4th quarter of 2001)	-24.17% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	26.51%	-12.37%
Russell 2500® Index**	45.51%	4.85%
Russell 2500™ Growth Index***	46.31%	-8.62%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2500® Index measures the performance of the 500 smallest companies in the Russell 1000 Index and all 2000 companies included in the Russell 2000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 2500™ Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP AIM Core Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.69% (2nd quarter of 2003)	-21.41% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I Shares	23.69%	-10.98%
S&P 500 Index**	28.67%	-6.13%
Russell 1000® Index***	29.89%	-6.30%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-7.86%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Alliance Large Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.58% (4th quarter of 2001)	-16.82% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	23.86%	-13.43%
Russell 1000® Index**	29.89%	-6.30%
Russell 1000® Growth Index***	29.75%	-15.18%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-14.61%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 1000® Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Davis Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.06% (2nd quarter of 2003)	-13.63% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	29.40%	-0.20%
S&P 500 Index**	28.67%	-6.13%
Russell 1000® Value Index***	30.03%	2.23%
Lipper Variable Insurance Products (VIP) Large Cap Value Average****	28.50%	0.75%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return. ..

SP Deutsche International Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	27.37%	-7.33%
MSCI EAFE Index**	38.59%	-3.50%
Lipper Variable Insurance Products (VIP) International Funds Average***	35.41%	-5.28%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	33.11%	8.55%
Russell 2500™ Index**	45.51%	4.85%
Russell 2500™ Value Index***	44.93%	14.59%
Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average****	35.83%	10.57%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 17% of the total market capitalization of the Russell 3000® Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
***	The Russell 2500™ Value Index measures the performance of Russell 2500™ companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

Note:	The performance shown reflects the investment policies of the Portfolio in effect during 2003. Effective as of January 20, 2004, the Portfolio invests, under normal circumstances, at least 80% of its investable assets in small capitalization companies.

SP Large Cap Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.25% (2nd quarter of 2003)	-17.90% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	26.76%	0.46%
Russell 1000® Index**	29.89%	-6.30%
Russell 1000® Value Index***	30.03%	2.23%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	0.75%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Value Index measures the performance of those Russell 1000® companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP MFS Capital Opportunities Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.95% (2nd quarter of 2003)	-25.97% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I Shares	26.80%	-12.92%
S&P 500 Index**	28.67%	-6.13%
Russell 1000® Index***	29.89%	-6.30%
Lipper Large Cap Core Funds Average****	26.43%	-7.86%
Lipper Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest companies included in the Russell 3000® Index. The Russell 3000® Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average and Large Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios included in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

SP Mid Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	40.10%	-15.27%
Russell Midcap® Index**	40.06%	2.05%
Russell Midcap Growth® Index***	42.71%	-13.04%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell Midcap® Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell Midcap Growth® Index consists of those securities included in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP PIMCO High Yield Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.00% (4th quarter of 2002)	-4.15% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	22.41%	8.33%
Merrill Lynch High Yield Index**	22.95%	6.58%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	23.87%	4.97%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Merrill Lynch U.S. High Yield BB-B Rated 11 Index is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated quality spectrum, included in the below-investment-grade universe. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Bloomberg L.P.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP PIMCO Total Return Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-0.32% (4th quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	5.85%	8.93%
Lehman Brothers Aggregate Bond Index**	4.10%	8.33%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	5.14%	7.98%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Prudential U.S. Emerging Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (7/9/01)
Class I Shares	42.09%	-11.69%	—
Class II Shares	41.51%	—	-5.44%
S&P MidCap 400 Index**	35.62%	3.21%	5.43%
Russell Midcap Growth® Index***	42.71%	-13.04%	-2.01%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%	-6.56%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell Midcap Growth® Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Strategic Partners Focused Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (1/12/01)
Class I shares	25.84%	-13.01%	—
Class II shares	25.45%	—	-9.65%
S&P 500 Index**	28.67%	-6.13%	-4.05%
Russell 1000® Growth Index***	29.75%	-15.18%	-9.36%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-14.61%	-10.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
25.50% (4th quarter of 2001)	-26.36% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	34.71%	-12.24%
Russell 2000® Index**	47.25%	3.47%
Russell 2000® Growth Index***	48.54%	-8.46%
Lipper Variable Insurance Products (VIP) Small-Cap Growth Funds Average****	41.73%	-10.11%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 2000® Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
33.41% (4th quarter of 2001)	-34.25% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	42.39%	-20.21%
S&P 500 Index**	28.67%	-6.13%
S&P SuperComposite 1500 Technology Index***	47.88%	-20.20%
Lipper Variable Insurance Products (VIP) Specialty/Miscellaneous Funds Average****	40.28%	-16.66%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Standard & Poor’s SuperComposite 1500 Technology Index is a capitalization-weighted index designed to measure the performance of the technology component of the S&P 500 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (10/4/00)
Class I shares	39.57%	-14.83%	—
Class II shares	39.14%	—	-14.73%
MSCI EAFE Index**	38.59%	-3.50%	-3.50%
Lipper Variable Insurance Products (VIP) International Funds Average***	35.41%	-5.28%	-5.28%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Aggressive Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	32.77%	-6.88%
S&P 500 Index**	28.67%	-6.13%
Aggressive Growth AA Custom Blended Index***	37.40%	-3.08%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Aggressive Growth AA Custom Blended Index consists of the Russell® 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2000 Value Index (17.5%), the Russell Midcap® Growth Index (17.5%), and the MSCI EAFE Index (30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Balanced Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	22.87%	0.18%
S&P 500 Index**	28.67%	-6.13%
Balanced AA Custom Blended Index***	23.90%	0.94%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	18.97%	0.89%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Balanced AA Custom Blended Index consists of the Russell 1000® Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Midcap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (30%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (10%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. . The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Conservative Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	16.49%	3.04%
S&P 500 Index**	28.67%	-6.13%
Conservative AA Custom Blended Index***	15.23%	3.62%
Lipper Variable Insurance Products (VIP) Income Funds Average****	16.94%	3.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies —gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Conservative AA Custom Blended Index consists of the Russell 1000® Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2000 Value Index (2.5%), the Lehman Brothers Aggregate Bond Index (55%), the Lehman Brothers Intermediate BB Index (10%) and the Russell Midcap Growth Index (2.5%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. . The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	28.27%	-3.37%
S&P 500 Index**	28.67%	-6.13%
Growth AA Custom Blended Index***	31.06%	-1.08%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Growth AA Custom Blended Index consists of the Russell 1000® Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (12.5%), the Russell Midcap Growth Index (12.5%), the Lehman Brothers Aggregate Bond Index (12.5%), the Lehman Brothers Intermediate BB Index (7.5%) and the MSCI EAFE Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. . The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%	None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40%	None	0.04%	0.44%
Diversified Conservative Growth Portfolio	N/A	0.75%	None	0.23%	0.98%
Equity Portfolio	N/A	0.45%	None	0.04%	0.49%
Flexible Managed Portfolio	N/A	0.60%	None	0.02%	0.62%
Global Portfolio	N/A	0.75%	None	0.12%	0.87%
Government Income Portfolio	N/A	0.40%	None	0.06%	0.46%
High Yield Bond Portfolio	N/A	0.55%	None	0.05%	0.60%
Jennison Portfolio	N/A	0.60%	None	0.04%	0.64%
Jennison 20/20 Focus Portfolio	N/A	0.75%	None	0.20%	0.95%
Money Market Portfolio	N/A	0.40%	None	0.04%	0.44%
Natural Resources Portfolio	N/A	0.45%	None	0.06%	0.51%
Small Capitalization Stock Portfolio	N/A	0.40%	None	0.08%	0.48%
Stock Index Portfolio	N/A	0.35%	None	0.02%	0.37%
Value Portfolio	N/A	0.40%	None	0.04%	0.44%
Zero Coupon Bond 2005 Portfolio	N/A	0.40%	None	0.26%	0.66%
SP AIM Aggressive Growth Portfolio*	N/A	0.95%	None	1.07%	2.02%
SP AIM Core Equity Portfolio*	N/A	0.85%	None	0.87%	1.72%
SP Alliance Large Cap Growth Portfolio	N/A	0.90%	None	0.16%	1.06%
SP Davis Value Portfolio	N/A	0.75%	None	0.07%	0.82%
SP Deutsche International Equity Portfolio*	N/A	0.90%	None	0.40%	1.30%
SP Goldman Sachs Small Cap Value Portfolio*	N/A	0.90%	None	0.20%	1.10%
SP Large Cap Value Portfolio*	N/A	0.80%	None	0.31%	1.11%
SP MFS Capital Opportunities Portfolio*	N/A	0.75%	None	1.27%	2.02%
SP Mid Cap Growth Portfolio*	N/A	0.80%	None	0.54%	1.34%
SP PIMCO High Yield Portfolio	N/A	0.60%	None	0.12%	0.72%
SP PIMCO Total Return Portfolio	N/A	0.60%	None	0.05%	0.65%
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60%	None	0.20%	0.80%
SP State Street Research Small Cap Growth Portfolio*	N/A	0.95%	None	0.83%	1.78%
SP Strategic Partners Focused Growth Portfolio*	N/A	0.90%	None	0.75%	1.65%
SP Technology Portfolio*	N/a	1.15%	None	1.41%	2.56%
SP William Blair International Growth Portfolio	N/A	0.85%	None	0.30%	1.15%
SP Aggressive Growth Asset Allocation Portfolio	N/A	0.84%**	None	0.30%	1.15	%***
SP Balanced Asset Allocation Portfolio	N/A	0.75%**	None	0.21%	0.98	%***
SP Conservative Asset Allocation Portfolio	N/A	0.70%**	None	0.16%	0.88	%***
SP Growth Asset Allocation Portfolio	N/A	0.80%**	None	0.26%	1.07	%***

*	The Portfolio’s total actual annual operating expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolio’s actual annual operating expenses were 1.07% for SP AIM Aggressive Growth Portfolio, 1.00% for SP AIM Core Equity Portfolio, 1.10% for SP Deutsche International Equity Portfolio, 1.04% for SP Goldman Sachs Small Cap Value Portfolio, 0.90% for SP Large Cap Value Portfolio, 1.00% for SP MFS Capital Opportunities Portfolio, 1.00% for SP Mid Cap Growth Portfolio, 1.15% for SP State Street Research Small Cap Growth Portfolio, 1.01% for SP Strategic Partners Focused Growth Portfolio, and 1.30% for SP Technology Portfolio.

**	Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fees shown for each Asset Allocation Portfolio is based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, plus a 0.05% annual management fee paid to Prudential Investments LLC. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to Prudential Investments LLC.
***	Although the Asset Allocation Portfolios do not incur any expenses directly other than the 0.05% fee paid to Prudential Investments LLC, shareholders indirectly bear the expenses of the underlying Fund Portfolios in which the Asset Allocation Portfolios invest. The Total Annual Portfolio Operating Expenses figures shown include (a) management fees based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 20003, (b) Other Expenses based on the weighted average of the Other Expenses of the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, and (c) the 0.05% fee paid to Prudential Investments LLC.

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Portfolio Operating Expenses
Equity Portfolio	N/A	0.45%	0.25%	0.19%	0.89%
Jennison Portfolio	N/A	0.60%	0.25%	0.19%	1.04%
Jennison 20/20 Focus Portfolio	N/A	0.75%	0.25%	0.35%	1.35%
Value Portfolio	N/A	0.40%	0.25%	0.19%	0.84%
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60%	0.25%	0.35%	1.20%
SP Strategic Partners Focused Growth Portfolio*	N/A	0.90%	0.25%	0.90%	2.05%
SP William Blair International Growth Portfolio	N/A	0.85%	0.25%	0.45%	1.55%

[1]	Includes 0.15% administration fee.
*	The Portfolio’s total actual annual operating expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolio’s actual annual operating expenses were 1.41%.

Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	45	141	246	555
Diversified Conservative Growth Portfolio	100	312	542	1,201
Equity Portfolio	50	157	274	616
Flexible Managed Portfolio	63	199	346	774
Global Portfolio	89	278	482	1,073
Government Income Portfolio	47	148	258	579
High Yield Bond Portfolio	61	192	335	750
Jennison Portfolio	65	205	357	798
Jennison 20/20 Focus Portfolio	97	303	525	1,166
Money Market Portfolio	45	141	246	555
Natural Resources Portfolio	52	164	285	640
Small Capitalization Stock Portfolio	49	154	269	604
Stock Index Portfolio	38	119	208	468
Value Portfolio	45	141	246	555
Zero Coupon Bond 2005 Portfolio	67	211	368	822
SP AIM Aggressive Growth Portfolio	205	634	1,088	2,348
SP AIM Core Equity Portfolio	175	542	933	2,030
SP Alliance Large Cap Growth Portfolio	108	337	585	1,294
SP Davis Value Portfolio	84	262	455	1,014
SP Deutsche International Equity Portfolio	132	412	713	1,568
SP Goldman Sachs Small Cap Value Portfolio	106	331	574	1,271
SP Large Cap Value Portfolio	113	353	612	1,352
SP MFS Capital Opportunities Portfolio	205	634	1,088	2,348
SP Mid Cap Growth Portfolio	136	425	734	1,613
SP PIMCO High Yield Portfolio	74	230	401	894
SP PIMCO Total Return Portfolio	66	208	362	810
SP Prudential U.S. Emerging Growth Portfolio	80	255	444	990
SP State Street Research Small Cap Growth Portfolio	181	560	964	2,861
SP Strategic Partners Focused Growth Portfolio	168	520	897	1,955
SP Technology Portfolio	259	796	1,360	2,895
SP William Blair International Growth Portfolio	117	365	633	1,398
SP Aggressive Growth Asset Allocation Portfolio	117	365	633	1,398
SP Balanced Asset Allocation Portfolio	100	312	542	1,201
SP Conservative Asset Allocation Portfolio	90	281	488	1,084
SP Growth Asset Allocation Portfolio	109	340	590	1,306

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years
Equity Portfolio	91	284	493	928
Jennison Portfolio	106	331	574	1,106
Jennison 20/20 Focus Portfolio	137	428	739	1,463
Value Portfolio	86	268	466	868
SP Prudential U.S. Emerging Growth Portfolio	122	381	660	1,292
SP Strategic Partners Focused Growth Portfolio	208	643	1,103	2,229
SP William Blair International Growth Portfolio	158	490	845	1,688

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio’s investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio may invest in asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies

•	Purchase and sell exchange-traded fund shares

•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts

•	Forward foreign currency exchange contracts

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•	Credit-linked securities,, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•	Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•	Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates—if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•	Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Diversified Conservative Growth Portfolio

The investment objective of this Portfolio is to provide current income and a reasonable level of capital appreciation. We seek to achieve this objective by investing in a diversified portfolio of debt and equity securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest in a diversified portfolio of debt and equity securities. Under normal market conditions, we invest approximately 60% of the Portfolio’s total assets in debt securities of varying maturities with a dollar- weighted average portfolio maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of the Portfolio’s benchmark index. The Portfolio will normally invest approximately 40% of its total assets in equity and equity-related securities issued by U.S. and foreign companies.

This Portfolio is designed for investors who want investment professionals to make their asset allocation decisions for them and are seeking current income and low to moderate capital appreciation. We have contracted with five highly regarded subadvisers who each will manage a portion of the Portfolio’s assets. In this way, the Portfolio offers diversification not only of asset type, but also of investment style. Investors in this Portfolio should have both sufficient time and tolerance for risk to accept periodic declines in the value of their investment.

The types of debt securities in which we can invest include U.S. Government securities, securities of its agencies or government sponsored enterprises, corporate debt obligations of non-U.S. issuers, including convertible securities and corporate commercial paper, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and asset-backed securities, inflation-indexed bonds of governments and corporations, structured notes, including hybrid or “indexed” securities, delayed funding loans and revolving credit facilities, obligations of international agencies and supranational agencies, commercial paper, bank certificates of deposit, fixed time deposits, and bankers acceptances. These debt securities will generally be investment grade. This means major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. We may also invest up to 35% of the Portfolio’s total assets in lower rated securities that are riskier and considered speculative. Up to 25% of the Portfolio’s total assets may be invested in debt obligations issued or guaranteed by foreign governments, their agencies and instrumentalities, supranational organizations, and foreign corporations or financial institutions. Up to 10% of the Portfolio’s total assets may be invested in debt obligations of issuers in emerging markets. (The maturity of a bond is the number of years until the principal is due and payable. Weighted average maturity is calculated by adding the maturities of all of the bonds in the Portfolio and dividing by the number of bonds on a dollar-weighted basis.)

Up to 15% of the Portfolio’s total assets may be invested in foreign equity securities, including those of companies in emerging markets. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Generally, the Portfolio’s assets will be allocated as shown in the table below. However, we may rebalance the Portfolio’s assets at any time or add or eliminate portfolio segments, in accordance with the Portfolio’s investment objective and policies.

Percent of Portfolio Assets	Asset Class	Subadviser	Investment Style
40%	Fixed income	Pacific Investment Management Company LLC	Mostly high-quality debt instruments
20%	Fixed income	Prudential Investment Management, Inc. (PIM)	High-yield debt, including junk bonds and emerging market debt
15%	Equities	Jennison Associates LLC	Growth-oriented, focusing on large cap stocks
15%	Equities	Jennison Associates LLC	Value-oriented, focusing on large cap stocks
5%	Equities	EARNEST Partners LLC	Value-oriented, focusing on small cap and mid cap stocks
5%	Equities	RS Investment Management LP	Growth-oriented, focusing on small cap and mid cap stocks.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans and assignments.

We may also invest in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Forward foreign currency exchange contracts.

•	Purchase and sell options on equity securities, debt securities, financial indexes and U.S. Government securities; engage in foreign currency exchange contracts and related options.

•	Purchase and write put and call options on foreign currencies; trade currency futures contracts and options on those contracts.

•	Purchase and sell futures on debt securities, U.S. Government securities, financial indexes, interest rates, interest rate swaps and related options.

•	Invest in delayed delivery and when-issued securities.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Preferred stock.

•	Convertible debt.

•	Debt from emerging markets.

•	Event-linked bonds.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks of major established corporations as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

20% of the Portfolio’s investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•	Forward foreign currency exchange contracts

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio’s assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc are each responsible for managing approximately 25% of the Portfolio’s assets.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Real Estate Investment Trusts (REITs).

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•	Purchase and sell exchange-traded fund shares.

•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in equity and equity-related securities of foreign and U.S. companies. When selecting stocks, we use a growth approach which means we look for companies that have above-average growth prospects. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. Although we are not required to invest in a minimum number of countries, we intend generally to invest in at least three countries, including the U.S. However, in response to market conditions, we can invest up to 35% of the Portfolio’s total assets in any one foreign country (The 35% limitation does not apply to U.S investments).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio’s investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change

The Portfolio may normally invest up to 20% of its investable assets in money market instruments, foreign government securities (including those issued by supranational organizations such as the European Union) denominated in U.S. dollars, asset-backed securities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment) and securities of issuers (including foreign governments and non-governmental foreign issuers) other than the U.S. Government and related entities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment.) The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities and financial indexes.

•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements and dollar rolls (the Portfolio may invest up to 30% of its assets in these instruments).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio’s assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio is managed by Prudential Investment Management, Inc.

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in high yield/high risk debt securities, which are often referred to as high yield bonds or “junk bonds.” High yield bonds and junk bonds are riskier than higher rated bonds and are considered speculative. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Common stock, debt securities and convertible debt and preferred stock.

•	Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•	Asset-backed securities.

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities.

•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	PIK bonds.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements and dollar rolls (up to 30 % of the Portfolio’s assets may be invested in these instruments).

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company- by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swap agreements.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers as having strong capital appreciation potential. Each portfolio manager will manage his own portion of the Portfolio’s assets, which will usually include a maximum of 20 securities. Because the Portfolio will be investing in 40 or fewer securities, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. We intend to be fully invested, under normal market conditions, but may accumulate cash and other short- term investments in such amounts and for such temporary periods of time as market conditions dictate.

Our strategy is to combine the efforts of two outstanding portfolio managers, each with a different investment style, and to invest in only the favorite stock picks of each manager. One manager will invest using a value approach, which means he will attempt to identify strong companies selling at a discount from their perceived true value. The other manager will use a growth approach, which means he seeks companies that exhibit higher-than-average earnings growth.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio’s total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market.

•	Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

•	Purchase or sell securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio’s net assets for short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase securities on a when-issued or delayed delivery basis.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities that are attractively priced as compared to the intrinsic value of the underlying natural resource or securities of companies in a position to benefit from current or expected economic conditions.

Depending on prevailing trends, we may shift the Portfolio’s focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio’s total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio’s performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody’s or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality. These high-risk or “junk bonds” are considered speculative.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody’s (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource related. These holdings may include common stocks, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody’s (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality.

Up to 30% of the Portfolio’s total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor’s Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio’s investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time — as of February 29, 2004, the S&P SmallCap 600 Index stocks had market capitalizations of between $300 million and $1 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies to try to improve the Portfolio’s returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on equity securities and stock indexes.

•	Purchase and sell stock index futures contracts and options on those futures contracts.

•	Purchase and sell exchange-traded fund shares.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P SmallCap 600 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. “Standard & Poor’s,” “Standard & Poor’s Small Capitalization Stock Index” and “Standard & Poor’s SmallCap 600” are trademarks of McGraw Hill.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market- weighted index which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on stock indexes.

•	Purchase and sell stock futures contracts and options on those futures contracts.

•	Purchase and sell exchange-traded fund shares.

•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we combine a set of quantitative screens with fundamental research to invest in companies that are undervalued in the market and have identifiable catalysts that may be able to close the gap between the stock price and what we believe to be the true worth of the company. We focus on stocks that are undervalued — those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company’s earnings, cash flow or asset values. We look for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) subsequent events invalidate our investment thesis; (3) the catalysts we expected to narrow the gap between the stock price and what we believe to be the true worth of the company have passed or no longer exist; or (4) the stock price declines to below what we had thought to be the reasonable worst-case scenario.

Up to 35% of the Portfolio’s total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Swap agreements, including interest rate and equity swaps.

•	Purchase and sell options on equity securities.

•	Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales and short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

Zero Coupon Bond Portfolio 2005

The investment objective of this Portfolio is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. On the liquidation date all of the securities held by the Portfolio will be sold and all outstanding shares of the Portfolio will be redeemed. Please refer to your variable contract prospectus for information on your reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest at least 80% of the Portfolio’s investable assets in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio seeks a higher yield than would be realized by just holding the Portfolio’s initial investments. We actively manage the Portfolio to take advantage of trading opportunities that may arise from supply and demand dynamics or perceived differences in the quality or liquidity of securities. By pursuing this strategy, the Portfolio has the risk that it will not realize the yield of its initial investments.

The Portfolio invests only in debt securities that do not involve substantial risk of loss of capital through default and that can be readily sold. Although these securities are not high-risk, their value does vary because of changes in interest rates. In order to lessen the impact of interest rate changes, we will keep the duration of the Portfolio within one year of the Portfolio’s liquidation date. (Duration is a measure of a “length” of a bond, or in this case, a portfolio of bonds. It is a mathematical calculation that takes into account the maturities of the bonds, coupon rates and prevailing interest rates.)

Generally, we invest at least 70% of the Portfolio’s total assets in stripped securities that are obligations of the U.S. Government and which mature within two years of the Portfolio’s liquidation date. Up to 30% of the Portfolio’s total assets may be invested in either stripped securities of corporations or interest bearing corporate debt securities rated no lower than Baa by a major rating service (or, if unrated, of comparable quality in our judgment).

Under normal conditions, no more than 20% of the Portfolio’s investable assets may be invested in interest-bearing securities. However, as the liquidation date of the Portfolio draws near, we may invest more than 20% in interest bearing securities as a defensive measure.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest in money market instruments for cash management purposes. As the Portfolio’s liquidation date nears, we may increase our investment in money market instruments. In addition, in response to adverse market conditions, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

SP AIM Aggressive Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio will invest primarily in small- and medium-sized growth companies. The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers invest primarily in securities of companies whose earnings they expect to grow more than 15% per year. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The Portfolio may invest up to 25% of its total assets in foreign securities. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell stock index futures contracts and related options on stock index futures.

•	Purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•	Equity and debt securities of Real Estate Investment Trusts (REITs) (up to 15% of the Portfolio’s assets may be invested in these instruments).

•	Securities of other investment companies to the extent otherwise permissible under the Investment Company Act, and the rules, regulations and orders promulgated thereunder.

•	Preferred stock, convertible debt and convertible preferred stock.

•	Forward foreign currency exchange contracts.

•	Restricted securities.

•	Repurchase agreements and reverse repurchase agreements.

•	Dollar rolls and warrants.

•	When-issued and delayed delivery securities

•	Options on stock and debt securities, options on stock indexes, and options on foreign currencies.

•	Equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies.

•	U.S. Government securities.

•	Short sales against-the-box (no more than 10% of the Portfolio’s total assets may be deposited or pledged as collateral for short sales at any one time).

The Portfolio is managed by A I M Capital Management, Inc.

SP AIM Core Equity Portfolio

The investment objective of this Portfolio is growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs).

The Portfolio may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes).

The Portfolio may also invest in convertible securities whose values will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Portfolio.

The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Portfolio may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Portfolio will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

The Portfolio may invest in securities issued or guaranteed by the United States Government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. The values of such securities fluctuate inversely to interest rates.

The Portfolio may hold up to 20% of its assets in foreign securities. Such investments may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other securities representing underlying securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs). Such investments will not exceed 15% of the total assets of the Portfolio.

•	Purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency.

•	Reverse repurchase agreements. The Portfolio may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

•	Purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

•	Securities of other investment companies to the extent permitted by the Investment Company Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC.

•	Purchase and sell stock index futures contracts and related options on stock index futures, and may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•	Preferred stock, convertible debt and convertible preferred stock.

•	Forward foreign currency exchange contracts.

•	Restricted securities.

•	Repurchase agreements.

•	Dollar rolls.

•	Warrants.

•	When-issued and delayed delivery securities

•	Options on stock and debt securities, options on stock indexes, and options on foreign currencies.

•	Equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risk associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies.

•	U.S. Government securities.

•	Short sales against-the-box (no more than 10% of the Portfolio’s total assets may be deposited or pledged as collateral for short sales at any one time).

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio is managed by A I M Capital Management, Inc.

SP Alliance Large Cap Growth Portfolio

The investment objective of this Portfolio is growth of capital by pursuing aggressive investment policies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in stocks of companies considered to have large capitalizations. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in the portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Portfolio usually invests in about 40-60 companies, with the 25 most highly regarded of these companies generally constituting approximately 70% of the Portfolio’s investable assets. Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Portfolio also may invest up to 20% of its investable assets in convertible debt and convertible preferred stock and up to 15% of its total assets in equity securities of non-U.S. companies.

The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of Alliance, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among other, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value.

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance’s investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies, focusing on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes.

The Portfolio may invest in a wide variety of equity securities including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts (ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. Government obligations, repurchase agreements, commercial paper, banker’s acceptances and certificates of deposit.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Foreign securities (up to 15% of the Portfolio’s total assets may be invested in foreign securities).

•	Purchase and sell exchange-traded index options and stock index future contracts.

•	Write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

•	Short sales against-the-box of up to 15% of net Portfolio assets.

•	Illiquid securities (up to 10% of net Portfolio assets).

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion. It may also invest in stocks of foreign companies and U.S. companies with smaller capitalizations.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and minimize risk to enhance their potential for superior long-term returns. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

•	Proven track record

•	Significant personal ownership in business

•	Intelligent allocation of capital

•	Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

•	Strong balance sheet

•	Low cost structure/low debt

•	High after-tax returns on capital

•	High quality of earnings

Strategic Positioning for the Long Term

•	Non-obsolescent products/services

•	Dominant or growing market share in a growing market

•	Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes; in the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio’s investment objective.

The Portfolio is managed by Davis Advisors.

SP Deutsche International Equity Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in the stocks of companies located in developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio also may invest in emerging markets securities. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio invests for the long term. The Portfolio employs a strategy of growth at a reasonable price. The Portfolio seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company’s market capitalization plus the value of its net debt. The Portfolio further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Company research lies at the heart of Deutsche Asset Management Investment Services Limited’s (DeAMIS’s) investment process, as it does with many stock mutual fund portfolios. Several thousand companies are tracked to arrive at the approximately 100 stocks the Portfolio normally holds. But the process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines — regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other’s ideas. Their close collaboration is a critical element of the investment process.

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if it believes that its return potential more than compensates for the extra risks associated with these markets. Under normal market conditions investment in emerging markets is not considered to be a central element of the Portfolio’s strategy. Typically, the Portfolio will not hold more than 15% of its net assets in emerging markets.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Convertible securities.

•	Warrants.

•	Foreign securities.

•	Options (on stock, debt, stock indices, foreign currencies, and futures).

•	Futures contracts.

•	Forward foreign currency exchange contracts.

•	Interest rate swaps.

•	Loan participations.

•	Reverse repurchase agreements.

•	Dollar rolls.

•	When-issued and delayed delivery securities

•	Short sales.

•	Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is managed by Deutsche Asset Management Investment Services Limited. (DeAMIS).

SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization stocks as stocks of companies with a capitalization of $4 billion or less.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the subadviser looks for companies using the subadviser’s value investment philosophy. The subadviser seeks to identify:

•	Well-positioned businesses that have:

i.	Attractive returns on capital;

ii.	Sustainable earnings and cash flow;

iii.	Strong company management focused on long-term returns to shareholders;

•	Attractive valuation opportunities where:

i.	The intrinsic value of the business is not reflected in the stock price.

The stocks in which the Portfolio generally invests are those which, in the subadviser’s judgment, are selling below their intrinsic value and at prices that do not adequately reflect the company’s long-term business potential. Selected smaller stocks may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about a company’s prospects. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the company’s underlying potential. The price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. These criteria are not rigid, and other stocks may be included in the Portfolio if they are expected to help it attain its objective.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Derivative strategies to reduce certain risks of its investments and to enhance income.

•	Purchase and sell options on equity securities or stock indices.

•	Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

•	Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

•	Forward foreign currency exchange contracts.

•	Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock.

•	Swaps.

•	Repurchase agreements.

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is managed by Goldman Sachs Asset Management, L.P. Prior to January 20, 2004, the Portfolio was managed by Fidelity Management & Research Company.

SP Large Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). The Portfolio will not change this policy unless it provides 60 days written notice to contract owners.

The Portfolio seeks to achieve its objective through investments primarily in equity securities or large capitalization companies that are believed to be undervalued and have an above-average potential to increase in price, given the company’s sales, earnings, book value, cash flow and recent performance.

The Portfolio may invest in debt obligations for their appreciation potential, including debt obligations issued by the U.S. Treasury, debt obligations issued or guaranteed by the U.S. Government, and debt obligations issued by U.S. and foreign companies that are rated at least A by Standard & Poor’s or by Moody’s or the equivalent by another major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Preferred stock and bonds that have attached warrants.

•	Convertible debt and convertible preferred stock.

•	Asset-backed securities.

•	Alternative investment strategies—including derivatives—to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity or debt securities, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•	Swaps.

•	Repurchase agreements.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or U.S. Government securities. Investing heavily in these securities limits our ability to achieve the Portfolio’s investment objective, but can help preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by J.P. Morgan Investment Management Inc. (J.P. Morgan) and Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley). J.P. Morgan and Hotchkis and Wiley are each responsible for managing approximately 50% of the Portfolio’s assets. Prior to January 20, 2004, the Portfolio was managed by Fidelity Management and Research Company.

SP MFS Capital Opportunities Portfolio

The investment objective of this Portfolio is capital appreciation. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the portfolio manager and MFS’ large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (1) 35% of its net assets in foreign securities and (2) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio can invest in a wide variety of debt and equity securities, including the following types of securities:

•	Corporate debt.

•	Lower-rated bonds.

•	U.S. Government securities.

•	Variable and floating rate obligations.

•	Zero coupon bonds.

•	Deferred interest bonds.

•	PIK bonds.

•	Brady Bonds.

•	Depositary receipts.

•	Forward contracts.

•	Futures contracts.

•	Securities issued by investment companies.

•	Options (on currencies, futures, securities and stock indices).

•	Repurchase agreements.

•	Mortgage dollar rolls.

•	Restricted securities.

•	Short sales and short sales against-the-box.

•	Warrants.

•	When-issued and delayed delivery securities.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may also lend its securities.

The Portfolio also may assume a temporary defensive position. In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

SP Mid Cap Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible you could lose money.

The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that are believed to have above-average growth potential. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund’s 80% investment policy. As of December 31, 2003, the top of the Russell Midcap™ Growth Index range was approximately $13.3 billion. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. The investment adviser uses a bottom-up and top-down, analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) as well as top-down approach of diversification by industry and company, and paying attention to macro-level investment themes.

The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio may also invest in a variety of debt securities, equity securities, and other instruments, including the following types of securities:

•	Corporate debt.

•	Lower-rated bonds.

•	U.S. Government securities.

•	Variable and floating rate obligations.

•	Zero coupon bonds.

•	Deferred interest bonds.

•	PIK bonds.

•	Depository receipts.

•	Emerging markets equity securities.

•	Forward contracts.

•	Futures contracts.

•	Securities issued by investment companies.

•	Options (on currencies, futures, securities, and stock indices).

•	Repurchase agreements.

•	Restricted securities.

•	Short sales and short sales against-the-box.

•	Short-term debt.

•	Warrants.

•	When-issued and delayed delivery securities.

The Portfolio may borrow for temporary purposes.

In response to adverse market conditions or when restructuring the Portfolio, the investment adviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Calamos Asset Management, Inc.

SP PIMCO High Yield Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in high yield/high risk bonds, which are often referred to as “junk bonds.” The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio may invest up to 15% of its total assets in derivative instruments, such as options, futures contracts or swaps. The Portfolio may also invest in mortgage-related securities or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio. The Portfolio may also invest in the following types of debt obligations: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

Securities rated lower than Baa by Moody’s Investors Service, Inc. (Moody’s) or lower than BBB by Standard & Poor’s Ratings Services (S&P) are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps.

•	Preferred stock.

•	Debt from emerging markets.

•	Event-linked bonds.

•	Inflation-indexed bonds issued by both governments and corporations.

•	Convertible debt and convertible preferred stock securities.

•	Short sales.

•	Securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment)).

•	Repurchase Agreements and Reverse repurchase agreements.

•	Dollar rolls.

•	Illiquid securities (up to 15% of the Portfolio’s net assets may be invested in these instruments).

•	Securities issued by other investment companies (up to 10% of the Portfolio’s assets may be invested in such securities). As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high yield/high risk securities (also known as “junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt securities: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Swap agreements, including interest rate, credit default, currency exchange rate, total return and swap spreadlock swaps.

•	Preferred stock.

•	Debt from emerging markets.

•	Forward foreign currency exchange contracts.

•	Event-linked bonds.

•	Convertible debt and convertible preferred stock.

•	Short sales.

•	Securities issued on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

•	Repurchase Agreements and Reverse Repurchase Agreements.

•	Dollar rolls.

•	Illiquid securities (up to 15% of the Portfolio’s assets may be invested in these instruments).

•	Securities of other investment companies (up to 10% of the Portfolio’s assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional Portfolios, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can’t guarantee success and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2003, this number was $11.8 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company’s common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio’s total returns. As the Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Portfolio’s total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Repurchase agreements.

•	Foreign currency forward contracts.

•	Derivative strategies.

•	Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

•	Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

•	Purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

•	Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio’s performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio’s assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio’s ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

The investment objective of this Portfolio is long-term capital growth. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in common stocks of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

State Street Research is primarily looking for companies in the developing stages of their life cycles, which are currently priced below State Street Research’s estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts (ADRs) are not subject to this 25% limitation.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Derivatives. A derivative is a financial instrument whose value is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

•	Repurchase agreements.

•	Debt securities.

•	Convertible securities

•	High yield or “junk” bonds.

•	Warrants.

•	Forward foreign currency exchange contracts.

•	Interest rate swaps.

•	When-issued and delayed delivery securities.

•	Short sales against-the-box.

•	U.S. Government securities.

•	Brady Bonds.

•	Illiquid securities.

In response to adverse market conditions or when restructuring the Portfolio, State Street Research may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by State Street Research and Management Company. Prior to May 1, 2004, the Portfolio was managed by INVESCO Institutional (N.A.).

SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in their opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser’s portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size — small-, medium- and large-capitalization —although its investments are mostly in medium- and large-capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

Alliance Capital Management’s portfolio manager utilizes the fundamental analysis and research of Alliance’s large internal research staff. In selecting stocks for the Portfolio, he emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.

Jennison Associates’ portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. Prudential Investments LLC will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders. To maintain the Portfolio’s federal income tax status as a regulated investment company, Jennison Associates also may have to sell securities on a periodic basis.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio’s assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Repurchase agreements.

•	Purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio’s portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only “covered” options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•	Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

•	Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

•	Purchase put and call options and write (that is, sell) “covered” put and call options on futures contracts that are traded on U.S. and foreign exchanges.

•	Short sales.

•	Derivatives to try to improve the Portfolio’s returns. The Portfolio may use hedging techniques to try to protect the Portfolio’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

•	Nonconvertible preferred stocks.

•	Convertible debt and convertible preferred stock

•	American Depositary Receipts (ADRs).

•	Warrants and rights that can be exercised to obtain stock.

•	Investments in various types of business ventures, including partnerships and joint ventures.

•	Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio’s performance.

The Portfolio is managed by Jennison Associates LLC and Alliance Capital Management, L.P.

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

The investment objective of this Portfolio is growth of capital. Current income is only an incidental consideration. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

In order to pursue the investment objective of the Portfolio, the Portfolio normally invests at least 80% of its investable assets in the stocks of companies that use technology in the development of new or improved products or processes. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Up to 25% of the Portfolio’s assets may be invested in foreign securities. The Portfolio’s stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs).

In choosing stocks, the Portfolio looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the Portfolio’s investments may currently be experiencing losses. The Portfolio focuses on those technology sectors that are expected to outperform on a relative scale. The more attractive sectors are overweighted. Among the sectors evaluated are those that develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, healthcare, biotechnology, computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

The Portfolio typically sells a stock when the subadviser believes there is a more attractive alternative, the stock’s valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The Portfolio may also sell stocks when the subadviser’s valuation of a sector has changed.

The Portfolio may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in the underlying asset, to increase returns, or as part of a hedging strategy. The Portfolio may also engage in short sales, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its Portfolio securities.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio’s net asset value. In addition, the Portfolio’s investments in technology stocks, especially those of small, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio’s investments in debt and foreign securities have credit risk and foreign risk.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.

In response to adverse market conditions or when restructuring the Portfolio, the subadviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable. At times, the Portfolio may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the Portfolio’s after-tax performance.

The Portfolio is managed by The Dreyfus Corporation. Prior to January 20, 2004, the Portfolio was managed by Alliance Capital Management, L.P.

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics as well as compare the company’s stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only “Investment-Grade” fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts,

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Borrow up to 33% of the value of the Portfolio’s total assets.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC. Prior to May 1, 2004, the Portfolio was managed by Jennison Associates LLC.

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SP Asset Allocation Portfolios

There are four Asset Allocation Portfolios. The investment objective of each of the Portfolios is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Directors at any time. While each Portfolio will try to achieve its objective, we can’t guarantee success and it is possible that you could lose money. The Asset Allocation Portfolios are designed for:

•	the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

•	the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and

•	the investor who wants to take advantage of the risk management features of an asset allocation program.

The investor chooses an Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to the investor’s individual planning needs, objectives and comfort.

Each Asset Allocation Portfolio currently invests its assets in shares of underlying Portfolios according to the target percentages indicated in the Portfolio descriptions below. Periodically, we will rebalance each Asset Allocation Portfolio to bring the Portfolio’s holdings in line with those target percentages. Prudential Investments LLC (PI) expects that the rebalancing will occur on a monthly basis, although the rebalancing may occur less frequently. In addition, PI will review the target percentages annually. Based on its evaluation, the target percentages may be adjusted. Such adjustments will be reflected in the annual update to this prospectus. With respect to each of the four Asset Allocation Portfolios, PI reserves the right to alter the percentage allocations indicated below and/or the underlying Fund Portfolios in which the Asset Allocation Portfolio invests if market conditions warrant. Although we will make every effort to meet each Asset Allocation Portfolio’s investment objective, we can’t guarantee success.

The performance of each Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the underlying Portfolios. A principal risk of investing in each Asset Allocation Portfolio is that PI will make less than optimal decisions regarding allocation of assets in the underlying Portfolios. Because each of the Asset Allocation Portfolios invests all of its assets in underlying Portfolios, the risks associated with each Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the underlying Portfolios. The ability of each Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the underlying Portfolios to achieve their investment objectives.

Each Asset Allocation Portfolio is managed by Prudential Investments LLC.

SP Aggressive Growth Asset Allocation Portfolio

This Portfolio seeks capital appreciation by investing in domestic equity Portfolios and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 78% of the Portfolio), invested in shares of:

Jennison Portfolio	(24% of Portfolio)

SP Large Cap Value Portfolio	(34% of Portfolio)

SP State Street Research Small Cap Growth Portfolio	(10% of Portfolio)

SP Goldman Sachs Small Cap Value Portfolio	(10% of Portfolio)

•	an international equity component (approximately 22% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(11% of Portfolio)

SP William Blair International Growth Portfolio	(11% of Portfolio)

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio’s investment objectives and policies included in this prospectus.

SP Balanced Asset Allocation Portfolio

This Portfolio seeks to balance current income and growth of capital by investing in domestic equity Portfolios, fixed income Portfolios and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 49% of the Portfolio), invested in shares of:

Jennison Portfolio	(15% of Portfolio)

SP Large Cap Value Portfolio	(22% of Portfolio)

SP State Street Research Small Cap Growth Portfolio	(6% of Portfolio)

SP Goldman Sachs Small Cap Value Portfolio	(6% of Portfolio)

•	a fixed income component (approximately 37% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(28% of Portfolio)

SP PIMCO High Yield Portfolio	(5% of Portfolio)

Money Market Portfolio	(4% of Portfolio)

•	an international equity component (approximately 14% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(7% of Portfolio)

SP William Blair International Growth Portfolio	(7% of Portfolio)

For more information on the underlying Portfolios, please refer to the description of each Portfolio’s investment objectives and policies included in this prospectus.

SP Conservative Asset Allocation Portfolio

This Portfolio seeks to provide current income with low to moderate capital appreciation by investing in domestic equity Portfolios, fixed income Portfolios, and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 33% of the Portfolio), invested in shares of:

Jennison Portfolio	(10% of Portfolio)

SP Large Cap Value Portfolio	(15% of Portfolio)

SP State Street Research Small Cap Growth Portfolio	(4% of Portfolio)

SP Goldman Sachs Small Cap Value Portfolio	(4% of Portfolio)

•	a fixed income component (approximately 57% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(45% of Portfolio)

SP PIMCO High Yield Portfolio	(5% of Portfolio)

Money Market Portfolio	(7% of Portfolio)

•	an international equity component (approximately 10% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(5% of Portfolio)

SP William Blair International Growth Portfolio	(5% of Portfolio)

For more information on the underlying Portfolios, please refer to the description of each Portfolio’s investment objectives and policies included in this prospectus.

SP Growth Asset Allocation Portfolio

This Portfolio seeks to provide long-term growth of capital with consideration also given to current income by investing in domestic equity Portfolios, fixed income Portfolios, and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 64% of the Portfolio), invested in shares of:

Jennison Portfolio	(20% of Portfolio)

SP Large Cap Value Portfolio	(29% of Portfolio)

SP State Street Research Small Cap Growth Portfolio	(8% of Portfolio)

SP Goldman Sachs Small Cap Value Portfolio	(7% of Portfolio)

•	a fixed income component (approximately 18% of the Portfolio), invested in shares of:

SP PIMCO High Yield Portfolio	(5% of Portfolio)

SP PIMCO Total Return Portfolio	(13% of Portfolio)

•	an international equity component (approximately 18% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(9% of Portfolio)

SP William Blair International Growth Portfolio	(9% of Portfolio)

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio’s investment objectives and policies included in this prospectus.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-Related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

* * *

Except for the Money Market Portfolio and the Zero Coupon Bond Portfolio 2005, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Goldman Sachs Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Diversified Conservative Growth	0.75
Equity	0.45
Flexible Managed	0.60
Global	0.75
Government Income	0.40
High Yield Bond	0.55
Jennison 20/20 Focus	0.75
Jennison	0.60
Money Market	0.40
Natural Resources	0.45
Small Capitalization Stock	0.40
Stock Index	0.35
Value	0.40
Zero Coupon Bond 2005	0.40
SP AIM Aggressive Growth	0.95
SP AIM Core Equity	0.85
SP Alliance Large Cap Growth	0.90
SP Davis Value	0.75
SP Deutsche International Equity	0.90
SP Goldman Sachs Small Cap Value	0.90
SP Large Cap Value	0.80
SP MFS Capital Opportunities	0.75
SP Mid Cap Growth	0.80
SP PIMCO High Yield	0.60
SP PIMCO Total Return	0.60
SP Prudential U.S. Emerging Growth	0.60
SP State Street Research Small Cap Growth	0.95
SP Strategic Partners Focused Growth	0.90
SP Technology	1.15
SP William Blair International Growth	0.85
SP Aggressive Growth Asset Allocation	0.85	**
SP Balanced Asset Allocation	0.77	**
SP Conservative Asset Allocation	0.72	**
SP Growth Asset Allocation	0.81	**

**	Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fee shown for each Asset Allocation Portfolio is based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, plus a 0.05% annual management fee paid to PI. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to PI.

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Global Portfolio

•	Natural Resources Portfolio

•	Jennison Portfolio

•	Jennison 20/20 Focus Portfolio

•	SP Prudential U.S. Emerging Growth Portfolio

•	Value Portfolio

•	Diversified Conservative Growth Portfolio (portion)

•	Equity Portfolio (portion)

•	SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•	Conservative Balanced Portfolio

•	Diversified Bond Portfolio

•	Flexible Managed Portfolio

•	Government Income Portfolio

•	High Yield Bond Portfolio

•	Money Market Portfolio

•	Small Capitalization Stock Portfolio

•	Stock Index Portfolio

•	Zero Coupon Bond Portfolio 2005

•	Diversified Conservative Growth Portfolio (portion)

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, PIM had approximately $304 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. (AIM Capital) serves as the subadviser for the following Portfolios:

•	SP AIM Aggressive Growth Portfolio

•	SP AIM Core Equity Portfolio

AIM Capital, a registered investment adviser, is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, an international investment management company based in London, with money managers in Europe, South America and the Far East. AIM Capital, together with its affiliates, advised or managed approximately 200 investment portfolios as of December 31, 2003, encompassing a broad range of investment objectives. AIM Capital uses a team approach to investment management. As of December 31, 2003, AIM Capital and its affiliates managed approximately $149 billion in assets. The address of AIM Capital is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Alliance Capital Management, L.P. (Alliance) serves as the subadviser for the following Portfolios:

•	SP Alliance Large Cap Growth Portfolio

•	SP Strategic Partners Focused Growth Portfolio (portion)

Alliance is a leading global investment management firm, with approximately $475 billion assets under management at December 31, 2003. Alliance provides investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

Calamos Asset Management, Inc. (Calamos) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos Holdings, Inc. As of December 31, 2003, Calamos managed approximately $23.8 billion in assets for institutions, individuals, investment companies and hedge funds. The address of Calamos is 1111 E. Warrenville Road, Naperville, Illinois 60563-1463.

Davis Advisors (Davis) serves as the subadviser to the SP Davis Value Portfolio. As of December 31, 2003, Davis managed approximately $46 billion in assets. The address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Deutsche Asset Management Investment Services Limited (DeAMIS) serves as the subadviser to the SP Deutsche International Equity Portfolio. DeAMIS is a wholly-owned subsidiary of Deutsche Bank AG. As of September 30, 2003 DeAMIS and its affiliates had total assets under management exceeding $681 billion. The address of DeAMIS is One Appold Street, London, United Kingdom.

The Dreyfus Corporation (Dreyfus) serves as the subadviser to the SP Technology Portfolio. Dreyfus is an indirect, wholly-owned subsidiary of Mellon Financial Corporation (Mellon). Founded in 1947, Dreyfus manages, as of December 31, 2003, approximately $167 billion in 201 mutual fund portfolios. Mellon is a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon is one of the world’s leading providers for corporations and institutions and affluent individuals. The address of Dreyfus is 200 Park Avenue, New York, New York 10166.

EARNEST Partners LLC (EARNEST) serves as a subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio. EARNEST was founded in 1998 and as of December 31, 2003, managed approximately $8 billion in assets. The address of EARNEST is 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309.

GE Asset Management Incorporated (GEAM) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. As of December 31, 2003, GEAM oversees in excess of $180 billion under management. The address of GEAM is 3003 Summer Street, Stamford, Connecticut 06904.

Goldman Sachs Asset Management, L.P. (GSAM) serves as the subadviser to the SP Goldman Sachs Small Cap Value Portfolio. GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $347 billion in assets as of December 31, 2003. The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis and Wiley and Stephen Group, Inc. and affiliates which is a diversified holding company. As of December 31, 2003, Hotchkis and Wiley had over $9.6 billion in assets under management. The address of Hotchkis and Wiley is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2003, J.P. Morgan and its affiliated companies had approximately $559 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.

Massachusetts Financial Services Company (MFS) serves as the subadviser for the SP MFS Capital Opportunities Portfolio. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). As of December 31, 2003, MFS managed over $140 billion in assets. The address of MFS is 500 Boylston Street, Boston, Massachusetts.

Pacific Investment Management Company LLC (PIMCO) serves as the subadviser for the following Portfolios:

•	Diversified Conservative Growth Portfolio (portion)

•	SP PIMCO Total Return Portfolio

•	SP PIMCO High Yield Portfolio.

PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. As of December 31, 2003, PIMCO managed over $373.8 billion in assets. The address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660.

RS Investment Management, LP (RS Investments) serves as a subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio. RS Investments is an independent, privately held money management firm that specializes in domestic small and mid cap stocks. As of December 31, 2003, the firm managed approximately $7.2 billion, which include a family of no-load mutual funds and institutional separate accounts. The address of RS Investments is 388 Market St., Suite 1700, San Francisco, California 94111.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM was established in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

State Street Research and Management Company (State Street) serves as the subadviser for the SP State Street Research Small Cap Growth Portfolio. State Street traces its heritage back to 1924 and the founding of one of America’s first mutual funds. As of December 31, 2003, State Street managed approximately $47.5 billion in assets. The address of State Street is One Financial Center, Boston, Massachusetts 02111.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2003, William Blair managed approximately $17.3 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Introductory Note about Prudential Investment Management’s Fixed Income Group

The Fixed Income Group of Prudential Investment Management, Inc. (PIM) provides portfolio management services to the Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, Government Income, High Yield Bond, Money Market, and Zero Coupon Bond 2005 Portfolios. PIM manages approximately $145 billion for Prudential’s retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential’s Capital Management Group, where he oversaw portfolio management and credit research for Prudential’s General Account and subsidiary fixed-income portfolios. He has more than 19 years of experience in risk management, arbitrage trading, and corporate bond investing.

The PIM Fixed Income Group is organized into nine teams specializing in different sectors of the fixed income market: US Liquidity (U.S. governments and mortgage-backed securities), Non-US Securities, Corporate Bonds, High Yield Bonds, Emerging Markets, Municipal Bonds, Money Markets, Structured Finance (asset-backed securities), and bank loans. As of December 31, 2003, the teams had the following amounts of assets under management: US Liquidity ($36.3 billion), Non-US Securities ($621 million), Corporate Bonds ($56.1 billion), High Yield Bonds ($10.3 billion), Emerging Markets ($3.1 billion), Municipal Bonds ($3.6 billion), Money Markets ($34.3 billion), Structured Finance ($5.4 billion), and Bank Loans ($227 million).

Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who develop and coordinate investment strategy within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark.

The Market Outlook is developed quarterly by a senior management team led by the Chief Investment Officer. The Market Outlook is a PIM Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

“Top-down” investment decisions such as duration, yield curve, and sector positioning are made consistent with the Market Outlook, while “bottom-up” security selection is implemented by individual Sector Teams, under the supervision of the portfolio manager(s). The Sector Teams buy and sell all securities for the Portfolios.

All security selection is research-driven. Sector Teams rely heavily on fundamental research from the credit research team, while government and mortgage security selection is based primarily on quantitative research. Each Portfolio’s risk exposure is monitored daily and actively managed to ensure consistency with the intended risk/return objectives.

Conservative Balanced Portfolio and Flexible Managed Portfolio

The Portfolios are managed by a team of portfolio managers. Margaret Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The fixed income segments of the Portfolios are managed by PIM’s Fixed Income Group. The Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who seek to outperform their benchmark while controlling portfolio risk. The portfolio manager(s) develop and coordinate investment strategy within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Margaret Stumpp, John Moschberger, and Michael Lenarcic are primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio. Dr. Stumpp’s background is discussed above. Mr. Lenarcic is a Managing Director within PIM’s Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. He has managed the Portfolio since 2000. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1998.

Dr. Stumpp and James Scott are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. The background of Dr. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM’s Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential’s pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University. He has managed the Portfolio since 2000.

Government Income Portfolio and Zero Coupon Bond Portfolio 2005

Peter Cordrey and Richard Piccirillo of the US Liquidity Team, and Robert Tipp, Chief Investment Strategist and Head of Global Investment Strategy, manage the Portfolios. They employ an institutional, team-based approach that seeks to outperform the Portfolios’ benchmarks while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Market Outlook and the Portfolios’ investment objectives, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Peter Cordrey is Managing Director and head of the US Liquidity Team. Mr. Cordrey has 22 years of investment experience. Prior to joining Prudential Financial in 1996, Mr. Cordrey was Director of Government Securities at Merrill Lynch. He was also head trader on the zero coupon desk at Lehman Brothers. Mr. Cordrey received a BA in Economics from Princeton University and an MBA in Finance from Columbia University. He has managed the Portfolios since November 2001.

Richard Piccirillo is Vice President on the US Liquidity Team. He has 13 years investment experience and has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Prior to that, he was a fixed income analyst with Fischer Francis Trees & Watts, and an analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. He has managed the Portfolios since 2003.

Robert Tipp is PIM Fixed Income’s Chief Investment Strategist, Head of Global Investment Strategy, and co-product manager of the Core Plus strategy. Previously, Mr. Tripp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tripp has 20 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkley. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolios since 2003.

Diversified Bond Portfolio

Steven Kellner and Robert Tipp of the PIM Fixed Income Group are primarily responsible for the day-to-day management of the Portfolio. They employ an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Steven A. Kellner, CFA, is Managing Director and head of the Corporate Bond Team. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios and was a fixed income credit analyst. Mr. Kellner joined Prudential Financial in 1986 and has 16 years of investment experience. He received a BCE in Civil Engineering from Villanova University and an MBA from the Wharton School of Business. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Robert Tipp, CFA, is Chief Investment Strategist of PIM’s Fixed Income Group and co-product manager of PIM’s Fixed Income Group’s Core Plus and Global strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tipp has 19 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at Allstate Research & Planning Center and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp received a BS and an MBA in Finance from the University of California, Berkeley. Robert holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 2002.

Diversified Conservative Growth Portfolio

A portfolio management team led by William H. Gross manages the core fixed-income portion of the Diversified Conservative Growth Portfolio. Mr. Gross is a founder and Managing Director of Pacific Investment Management Company (PIMCO) and has been associated with the firm for 33 years. As Chief Investment Officer of PIMCO, he oversees the management of over $350 billion of fixed income securities. He has over 34 years of investment experience and holds a bachelor’s degree from Duke University and MBA from UCLA Graduate School of Business. The portfolio management team develops and implements investment strategy for its portion of the Portfolio. Mr. Gross has managed the Portfolio since its inception.

The PIM Fixed Income Group High Yield Team, headed by Paul Appleby, manages the high yield bond portion of the Portfolio. See “High Yield Bond Portfolio” for more information. Mr. Appleby has managed the Portfolio since 1999.

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the large cap growth equity portion of the Portfolio advised by Jennison. Mr. Segalas is a founding member a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the large cap growth equity portion of the Portfolio since April 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the large cap growth equity portion of the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the large cap growth equity portion of the Portfolio since April 1999.

David A. Kiefer and Avi Z. Berg are primarily responsible for the day-to-day management of the large cap value equity portion of the Portfolio advised by Jennison. David A. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to joining Jennison, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. They have managed the Portfolio since January 2004.

Bill Wolfenden, a principal of RS Investments and lead portfolio manager of the firm’s small-cap growth separate accounts, is primarily responsible for the day-to-day management of a portion of the Portfolio advised by RS Investments. Prior to joining RS Investments, he was at Dresdner RCM Global Investors since 1994 where he served on the micro-cap and small-cap growth investment management teams. He holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University. He has managed the Portfolio since November 2002.

Paul E. Viera, Jr. is primarily responsible for the day-to-day management of the small/mid cap value portion of the Portfolio advised by EARNEST Partners LLC (EARNEST). Mr. Viera is a founding member of EARNEST. Prior to joining EARNEST, Mr. Viera served as a global partner and portfolio manager with INVESCO Capital Management from 1991 to 1998. He has managed the Portfolio since December 2001.

Equity Portfolio

Jeffrey P. Siegel and David A. Kiefer are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. They have managed the Portfolio since August 2000.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 33 years of asset management experience and has been employed with GEAM for over 9 years and holds B.A. and M.B.A. degrees from the University of Michigan. He has managed the Portfolio since 1995.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

Daniel J. Duane and Michelle I. Picker are primarily responsible for the day-to-day management of the Portfolio. Mr. Duane, CFA, is an Executive Vice President of Jennison. Prior to joining Jennison in October 2000, he was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in 1990, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned an A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was a Fulbright Scholar at the University of Tuebingen in Germany. He has managed the Portfolio since 1990. Ms. Picker, CFA, is a Vice President of Jennison. Prior to joining Jennison in October 2000, she was a Vice President of Prudential Investment Management, Inc. Prior to joining Prudential in 1992, Ms. Picker was an accountant and consultant at Price Waterhouse. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She has managed the Portfolio since 1997.

High Yield Bond Portfolio

The PIM Fixed Income High Yield Team, headed by Paul Appleby, manages the Portfolio. Mr. Appleby employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Paul Appleby, CFA, is Managing Director and head of the High Yield Team. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Paul has 17 years of investment experience. Before joining Prudential Financial in 1987, Mr. Appleby was a strategic planner for Amerada Hess Corporation. He received a BS in Economics from the Wharton School of Business and an MBA from MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Jennison Portfolio

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since February 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the Portfolio since February 1999.

Jennison 20/20 Focus Portfolio

Spiros “Sig” Segalas is primarily responsible for the day-to-day management of the growth portion of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is primarily responsible for the day-to-day management of the value portion of the Portfolio. Mr. Kiefer is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Money Market Portfolio

The PIM Fixed Income Money Market Team, headed by Joseph M. Tully, manages the Portfolio. He employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Joseph M. Tully is Managing Director and head of the Money Market Team. Mr. Tully has 17 years of experience managing short-term fixed income investments, and 20 years total investment experience. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst. Previously, Mr. Tully was an assistant national bank examiner for the Office of the Comptroller of the Currency. He received a BS in Finance from Fordham University and an MBA from Rutgers University. He has managed the Portfolio since 1995.

Natural Resources Portfolio

Leigh R. Goehring and Michael A. Del Balso are primarily responsible for the day-to-day management of this Portfolio. Mr. Goehring is a Vice President of Jennison. Prior to joining Jennison in September 2000, he was a Vice President of Prudential Investment Management, Inc. Before joining Prudential in 1986, Mr. Goehring managed general equity accounts in the Trust Department at The Bank of New York. He earned a B. A. from Hamilton College. He has managed the Portfolio since 1992. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been a apart of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso received his B.S. from Yale University and his M.B.A. from Columbia University Graduate School of Business. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2004.

Small Capitalization Stock Portfolio

Wai Chiang, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer and Avi Z. Berg are primarily responsible for the day-to-day management of the Portfolio. David A. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to joining Jennison, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. They have managed the Portfolio since January 2004.

SP AIM Aggressive Growth Portfolio

A I M Capital Management, Inc. (AIM Capital) uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Portfolio are Robert M. Kippes (team leader), Karl F.

Farmer, and Jay K. Rushin. Mr. Kippes, Senior Portfolio Manager of AIM Capital, has managed the Portfolio since 2000 and has been associated with AIM Capital and/or its affiliates since 1989. Mr. Farmer, Portfolio Manager, has managed the Portfolio since 2003 and has been associated with AIM Capital and/or its affiliates since 1998. Prior to 1998, Mr. Farmer spent 6 years as a pension actuary with William M. Mercer Inc. Mr. Rushin, CFA, Portfolio Manager, has managed the Portfolio since 2000 and has been associated with AIM Capital and/or its affiliates since 1998.

SP AIM Core Equity Portfolio

A I M Capital Management, Inc. (AIM Capital) uses a team approach to investment management. The individual member of the team who is primarily responsible for the day-to-day management of the Portfolio is Ronald S. Sloan.

Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the Portfolio since 2002, joined AIM Capital in 1998 from Verissimo Research and Management, where he served as president since 1993. He is a Chartered Financial Analyst and is assisted by the Mid/Large Cap Core Team.

SP Alliance Large Cap Growth Portfolio

Syed Hasnain is primarily responsible for the day-to-day management of the Portfolio. Mr. Hasnain is a Senior vice President and Senior Portfolio Manager with ACMC. Prior to joining ACMC, he worked as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil in Finance from Cambridge University and Sc.B. from Brown University, and he studied towards a doctorate at Stanford Business School. He has 12 years of investment experience. He has managed the Portfolio since its inception in September 2000.

SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

SP Deutsche International Equity Portfolio

The Portfolio is managed by a team headed by Alexander Tedder. Mr. Tedder is a Managing Director of Deutsche Asset Management and head of EAFE Equity Portfolio Selection Team. He Joined DeAMIS in 1994 as a portfolio manager. He was a European analyst (1990-1994) and representative (1992-1994) for Schroeders. He is fluent in German, French, Italian and Spanish, and holds Masters in Economics and Business Administration from Freiburg University. He has managed the Portfolio since 2002.

SP Goldman Sachs Small Cap Value Portfolio

GSAM employs a team-based approach to managing the Portfolio. Eileen Rominger, Chip Otness, Lisa Parisi and Kelly Flynn are primarily responsible for the day-to-day management of the Portfolio. Ms. Rominger, Managing Director, joined Goldman Sachs as senior portfolio manager and Chief Investment Officer of the Value Equity team in 1999. From 1981 to 1999, she worked at Oppenheimer Capital as portfolio manager. Mr. Otness, Vice President, joined Goldman Sachs as a senior portfolio manager in 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, Mr. Otness worked at J.P. Morgan as a managing director and senior portfolio manager responsible for small-cap institutional equity investments. Ms. Parisi, Vice President, joined Goldman Sachs as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. Mr. Flynn, Vice President, joined Goldman Sachs as a portfolio manager in April 2002. Prior to joining Goldman Sachs, Mr. Flynn spent 3 years at Lazard Asset Management where he was a portfolio manager for the Small/Mid Cap Value products. They have managed the Portfolio since GSAM became the Portfolio’s subadviser in January 2004.

SP Large Cap Value Portfolio

Nanette Buziak, Cris Posada and Raffaele Zingone are primarily responsible for the day-to-day management of the portion of the Portfolio advised by J.P. Morgan. Ms. Buziak is a Vice President of J.P. Morgan and a portfolio manager in the U.S. Equity Group. She joined J.P. Morgan in 1997. Mr. Posada, a Vice President of J.P. Morgan, is a client portfolio manager in the U.S. Equity Group. An employee since 1997, he is responsible for product management and client servicing across J.P. Morgan’s large cap equity spectrum of products. Mr. Zingone, a Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991. They have managed the Portfolio since J.P. Morgan became one of the Portfolio’s subadvisers in January 2004.

Sheldon J. Lieberman is primarily responsible for the management of the portion of the Portfolio advised by Hotchkis and Wiley. Mr. Lieberman has been with Hotchkis and Wiley and its predecessors since 1994. He has managed the Portfolio since Hotchkis and Wiley became one of the Portfolio’s subadvisers in January 2004.

SP MFS Capital Opportunities Portfolio

S. Irfan Ali and Kenneth J. Enright are primarily responsible for the day-to-day management of the Portfolio. Mr. Ali is a Senior Vice President and portfolio manager of the MFS Strategic Growth portfolios. He joined MFS as a research analyst in 1993 and earned his M.B.A. from the Harvard Business School. Mr. Enright is a Senior Vice President and portfolio manager of the MFS Strategic Value portfolios and assists on the team managed MFS Total Return portfolios. He joined MFS in 1986 as a research analyst and earned his M.B.A. from Babson College. They have managed the Portfolio since October 2002.

SP Mid Cap Growth Portfolio

John P. Calamos, Chief Executive Officer and President of Calamos, Nick P. Calamos, Chief Investment Officer and Executive Vice President of Calamos, and John P. Calamos, Jr., Executive Vice President of Calamos, are primarily responsible for the day-to-day management of the Portfolio. Each has been with Calamos since 1987. John P. Calamos and Nick P. Calamos have managed money together at Calamos or a related entity for over 20 years. They have managed the Portfolio since Calamos became the Portfolio’s subadviser in December 2002.

SP PIMCO High Yield Portfolio

Raymond G. Kennedy is primarily responsible for the day-to-day management of the Portfolio. Mr. Kennedy, is a Managing Director of PIMCO, and he joined PIMCO as a credit analyst in 1996. Prior to joining PIMCO, Mr. Kennedy was associated with the Prudential Insurance Company of America as a private placement asset manager. He has managed the Portfolio since November 2002.

SP PIMCO Total Return Portfolio

The Portfolio is managed by a portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and a founding partner of PIMCO. The portfolio management team develops and implements strategy for the Portfolio. The team has managed the Portfolio since its inception in September 2000.

SP Prudential U.S. Emerging Growth Portfolio

Susan Hirsch is primarily responsible for the day-to-day management of the Portfolio. Ms. Hirsch is an Executive Vice President of Jennison. Prior to joining Jennison, she was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in July 1996, Ms. Hirsch was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. During this time, Ms. Hirsch was named as an Institutional Investor All-American Research Team Analyst for small growth stocks in 1991, 1992 and 1993. She holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and The New York Society of Security Analysts, Inc. She has managed the Portfolio since its inception in August 2000.

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

Tucker Walsh is the lead portfolio manager and is responsible for the day-to-day management of the Portfolio. Andrew Morey is portfolio manager of the Portfolio. Mr. Walsh, a managing director, joined State Street in 1997. Mr. Morey, a senior vice president, joined State Street in 1995. Mr. Walsh and Mr. Morey have managed the Portfolio since State Street became the Portfolio’s subadviser in May 2004.

SP Strategic Partners Focused Growth Portfolio

Thomas G. Kamp is primarily responsible for the day-to-day management of the portion of the Portfolio advised by Alliance. Mr. Kamp joined Alliance in March 1993, serving as a Portfolio Manager in the Large Cap Growth Team. In 1996, he began managing the offshore (Luxembourg) version of the Premier Growth Fund — the ACM Global Investments — American Growth Portfolio. He has managed the Portfolio since May 2003.

Spiros “Sig” Segalas and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. They have managed the Portfolio since its inception in August 2000.

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

Mark Herskovitz is primarily responsible for the day-to-day management of the Portfolio. Mr. Herskovitz is a senior portfolio manager in the equity research department of The Dreyfus Corporation. Mr. Herskovitz is the primary portfolio manager of the Dreyfus Premier Technology Growth Fund and has been a manager of the fund since its inception in October 1997. Additionally, he serves as head of technology research for The Dreyfus Corporation’s Equity Research department. Prior to joining Dreyfus in 1996, Mr. Herskovitz served as a senior technology analyst at National City Bank where he was responsible for the coverage of companies in the data processing, computer hardware & software, semiconductor and telecom equipment and services industries. Mr. Herskovitz received his A.B. from The University of Chicago where he studied economics and history. He has managed the Portfolio since Dreyfus became the Portfolio’s subadviser in January 2004.

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios according to the percentage allocations discussed in this prospectus.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail: Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102	In Person: Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090)

By Electronic Request:	Via the Internet:

publicinfo@sec.gov (The SEC charges a fee to copy documents.)	on the EDGAR Database at http://www.sec.gov

SEC File No. 811-03623

PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY
The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the Fund) is a diversified, open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its 36 separate Portfolios, each of which is, for investment purposes, in effect a separate fund (the Portfolios).

The Fund offers two classes of shares of each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential Insurance) as investment options under variable life insurance and variable annuity contracts. Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of contracts (collectively with the Prudential Insurance contracts, the Contracts). These separate accounts invest in shares of the Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

Not every Portfolio is available under each Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract.

In order to sell shares to both Prudential and non-Prudential insurance companies, the Fund has obtained an exemptive order (the Order) from the United States Securities and Exchange Commission (“SEC”). The Fund and its Portfolios are managed in compliance with the terms and conditions of that Order. This statement of additional information is not a prospectus and should be read in conjunction with the Fund’s prospectus dated May 1, 2004, which is available without charge upon written request to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by telephoning (800) 778-2255. The Fund’s audited financial statements for the fiscal year ended December 31, 2003 are incorporated in this statement of additional information by reference to the Fund’s 2003 annual report (file no. 811-03623). You may obtain a copy of the Fund’s annual report at no charge by request to the Fund, at the address or telephone number noted below.

The Prudential Series Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Telephone: (800) 778-2255

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

I. General

This Statement of Additional Information provides information about the Fund, which consists of 36 separate portfolios—the Conservative Balanced Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Natural Resources Portfolio, Jennison Portfolio, Jennison 20/20 Focus Portfolio, Value Portfolio, Small Capitalization Stock Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Core Equity Portfolio, SP Alliance Large Cap Growth Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio), SP Growth Asset Allocation Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP Mid Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio), SP Strategic Partners Focused Growth Portfolio, Stock Index Portfolio, SP Technology Portfolio (formerly, SP Alliance Technology Portfolio), SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio) and Zero Coupon Bond Portfolio 2005. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract. The Portfolios are managed by Prudential Investments LLC (PI) as discussed under INVESTMENT MANAGEMENT AND DISTRIBUTION ARRANGEMENTS.

Each of the Portfolios has a different investment objective. For this reason, each Portfolio will have different investment results and be subject to different financial and market risks. As discussed in the prospectus, several of the Portfolios may invest in money market instruments and comparable securities as part of assuming a temporary defensive position.

The investment objectives of the Portfolios can be found under INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS and MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST in the prospectus.

A detailed discussion of the types of investment instruments in which the Portfolios may invest follows.

Convertible Securities

A convertible security is a debt security—for example, a bond—that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the issuer’s common stock but lower than the rate on the issuer’s debt obligations. At the same time, they offer—through their conversion mechanism—the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Warrants

Certain Portfolios may invest in warrants on common stocks. A warrant is a right to buy a number of shares of stock at a specified price during a specified period of time. The risk associated with warrants is that the market price of the underlying stock will stay below the exercise price of the warrant during the exercise period. If this occurs, the warrant becomes worthless and the investor loses the money he or she paid for the warrant.

From time to time, certain fixed-income Portfolios may invest in debt securities that are offered together with warrants but only when the debt security meets the Portfolio’s investment criteria and the value of the warrant is relatively very small. If the warrant later becomes valuable, it may be sold or exercised.

Foreign Securities

Certain portfolios may invest in common stock and convertible securities denominated in a foreign currency and issued by foreign or domestic issuers. Certain portfolios may invest in foreign debt securities, which may be denominated either in U.S. dollars or foreign currencies, and which may be issued by either foreign or domestic issuers.

American Depositary Receipts (ADRs) are not considered “foreign securities” for purposes of the percentage limitations set forth in the prospectus. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company. ADRs represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S.

exchange or in the over-the-counter (OTC) market. Investment in ADRs has certain advantages over direct investments in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting and financial reporting standards as U.S. issuers.

Foreign securities (including ADRs) involve certain risks, which should be considered carefully by an investor. These risks include political or economic instability in the country of an issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and, in the case of securities not denominated in U.S. currency, the risk of currency fluctuations. Foreign securities may be subject to greater movement in price than U.S. securities and under certain market conditions, may be less liquid than U.S securities. In addition, there may be less publicly available information about a foreign company than a U.S company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriations, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a Portfolio to obtain or enforce a judgment against the issuers of such securities.

If a security is denominated in a foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The Portfolios that may invest in foreign securities may enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes, including: locking in the U.S. dollar price equivalent of interest or dividends to be paid on such securities which are held by a Portfolio; and protecting the U.S. dollar value of such securities which are held by the Portfolio. A Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s securities or other assets denominated in that currency. In addition, the Portfolios may, for hedging purposes, enter into certain transactions involving options on foreign currencies, foreign currency futures contracts and options on foreign currency futures contracts.

Options on Stock and Debt Securities

A. Options on Stock

Certain Portfolios may purchase and “write” (that is, sell) put and call options on equity securities that are traded on securities exchanges, listed on the National Association of Securities Dealers Automated Quotation System (NASDAQ), or privately negotiated with broker-dealers (OTC equity options).

A call option is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option.

A put option is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium.

The Portfolios will write only “covered” options on stocks. A call option is covered if:

(1) the Portfolio owns the security underlying the option;

(2) the Portfolio has an absolute right to acquire the security immediately;

(3) the Portfolio has a call on the same security that underlies the option which has an exercise price equal to or less than the exercise price of the covered option (or, if the exercise price is greater, the Portfolio sets aside in a segregated account liquid assets that are equal to the difference).

A put option is covered if:

(1) the Portfolio sets aside in a segregated account liquid assets that are equal to or greater than the exercise price of the option;

(2) the Portfolio holds a put on the same security that underlies the option which has an exercise price equal to or greater than the exercise price of the covered option (or, if the exercise price is less, the Portfolio sets aside in a segregated account liquid assets that are equal to the difference).

Certain Portfolios can also purchase “protective puts” on equity securities. These are acquired to protect a Portfolio’s security from a decline in market value. In a protective put, a Portfolio has the right to sell the underlying security at the exercise price, regardless of how much the underlying security may decline in value. In exchange for this right, the Portfolio pays the put seller a premium.

The Portfolios may use options for both hedging and investment purposes. The Portfolios may purchase equity securities that have a put or call option provided by the issuer.

B. Options on Debt Securities

Certain Portfolios may purchase and sell put and call options on debt securities, including U.S. Government debt securities, that are traded on a U.S. securities exchange or privately negotiated with primary U.S. Government securities dealers that are recognized by the Federal Reserve Bank of New York (OTC debt options).

Options on debt securities are similar to stock options (see above) except that the option holder has the right to acquire or sell a debt security rather than an equity security.

The Portfolios will write only covered options. Options on debt securities are covered in much the same way as options on equity securities. One exception is in the case of call options on U.S. Treasury Bills. With these options, a Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value that matches the option contract amount and a maturity date that is no later than the maturity date of the securities underlying the option.

The above Portfolios may also write straddles—which are simply combinations of a call and a put written on the same security at the same strike price and maturity date. When a Portfolio writes a straddle, the same security is used to “cover” both the put and the call. If the price of the underlying security is below the strike price of the put, the Portfolio will set aside liquid assets as additional cover equal to the difference. A Portfolio will not use more than 5% of its net assets as cover for straddles.

The above Portfolios may also purchase protective puts to try to protect the value of one of the securities it owns against a decline in market value, as well as putable and callable debt securities.

C. Risks of Transactions in Options on Equity and Debt Securities

A Portfolio’s use of options on equity or debt securities is subject to certain special risks, in addition to the risk that the market value of the security will move opposite to the Portfolio’s option position. An exchange-traded option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Portfolios will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not be adequate at all times to handle the trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

The purchase and sale of OTC options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a Portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While the Portfolios will seek to enter into OTC options only with dealers who agree to enter into closing transactions with the Portfolio, there can be no assurance that a Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, a Portfolio may be unable to liquidate an OTC option. Prudential Investments LLC (PI) monitors the creditworthiness of dealers with whom the Portfolios enter into OTC option transactions under the Board of Directors’ (the Board) general supervision.

Options on Stock Indexes

A. Stock Index Options

Certain Portfolios may purchase and sell put and call options on stock indexes that are traded on securities exchanges, listed on NASDAQ or that are privately-negotiated with broker-dealers (OTC options).

Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

A Portfolio will only sell or “write” covered options on stock indexes. A call option is covered if the Portfolio holds stocks at least equal to the value of the index times the multiplier times the number of contracts (the Option Value). When a Portfolio writes a call option on a broadly based stock market index, the Portfolio will set aside cash, cash equivalents or “qualified securities” (defined below). The value of the assets to be segregated cannot be less than 100% of the Option Value as of the time the option is written.

If a Portfolio has written an option on an industry or market segment index, it must set aside at least five “qualified securities,” all of which are stocks of issuers in that market segment, with a market value at the time the option is written of not less than 100% of the Option Value. The qualified securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio’s holdings in that industry or market segment. No individual security will represent more than 15% of the amount so set aside in the case of broadly based stock market index options or 25% of such amount in the case of options on a market segment index. If at the close of business on any day the market value of the qualified securities falls below 100% of the Option Value as of that date, the Portfolio will set aside an amount in liquid unencumbered assets equal in value to the difference. In addition, when a Portfolio writes a call on an index which is “in-the-money” at the time the option is written—that is, the index’s value is above the strike price—the Portfolio will set aside liquid unencumbered assets equal to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount so set aside may be applied to the Portfolio’s obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current Option Value. A “qualified security” is an equity security which is listed on a securities exchange or listed on NASDAQ against which the Portfolio has not written a stock call option and which has not been hedged by the Portfolio by the sale of stock index futures. However, the Portfolio will not be subject to the requirement described in this paragraph if it holds a call on the same index as the call written and the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid unencumbered assets in a segregated account with its custodian.

A put index option is covered if: (1) the Portfolio sets aside in a segregated account liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) the Portfolio holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the Portfolio in liquid unencumbered assets in a segregated account.

B. Risks of Transactions in Options on Stock Indexes

A Portfolio’s purchase and sale of options on stock indexes has the same risks as stock options described in the previous section. In addition, the distinctive characteristics of options on indexes create special risks. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. It is the policy of the Portfolios to purchase or write options only on stock indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

The ability to establish and close out positions on stock index options are subject to the existence of a liquid secondary market. A Portfolio will not purchase or sell any index option contract unless and until, in the portfolio manager’s opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

There are certain additional risks associated with writing calls on stock indexes. Because exercises of index options are settled in cash, a call writer such as a Portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot precisely provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Portfolios will follow the “cover” procedures described above.

Price movements of a Portfolio’s equity securities probably will not correlate precisely with movements in the level of the index. Therefore, in writing a call on a stock index a Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the index. In that case, the Portfolio would bear a loss on the call which may not be completely offset by movement in the price of the Portfolio’s equity securities. It is also possible that the index may rise when the Portfolio’s securities do not rise in value. If this occurred, the Portfolio would experience a loss on the call which is not offset by an increase in the value of its securities and might also experience a loss in its securities. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Portfolio’s securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

When a Portfolio has written a stock index call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell stocks in its portfolio. As with stock options, a Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indexes than with stock options. For example, even if an index call which a Portfolio has written is “covered” by an index call held by the Portfolio with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

There are also certain special risks involved in purchasing put and call options on stock indexes. If a Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on Foreign Currencies

A. Options on Foreign Currency

Certain Portfolios may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies are employed (see below).

Options on foreign currencies are similar to options on stocks, except that the option holder has the right to take or make delivery of a specified amount of foreign currency rather than stock.

A Portfolio may purchase and write options to hedge its securities denominated in foreign currencies. If the U.S. dollar increases in value relative to a foreign currency in which the Portfolio’s securities are denominated, the value of those securities will decline in U.S. dollar terms. To hedge against a decline of a foreign currency a Portfolio may purchase put options on that foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, at least in part, the decline in the value of the Portfolio’s holdings denominated in that foreign currency. Alternatively, a Portfolio may write a call option on a foreign currency.

If the foreign currency declines, the option would not be exercised and the decline in the value of the Portfolio’s securities denominated in that foreign currency would be offset in part by the premium the Portfolio received for the option.

If on the other hand, the portfolio manager anticipates purchasing a foreign security and also anticipates a rise in the foreign currency in which it is denominated, the Portfolio may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of adverse movements of the exchange rates. Alternatively, the Portfolio could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

B. Risks of Transactions in Options on Foreign Currency

A Portfolio’s successful use of currency exchange options on foreign currencies depends upon the portfolio manager’s ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the Portfolio’s securities denominated in such currency would be partially offset by the premiums paid on the options. If the currency exchange rate does not change, the Portfolio’s net income would be less than if the Portfolio had not hedged since there are costs associated with options.

The use of these options is subject to various additional risks. The correlation between the movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risk. A Portfolio’s ability to establish and maintain positions will depend on market liquidity. The ability of the Portfolio to close out an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. In addition, the quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Futures Contracts and Options on Futures Contracts

A. Futures and Options on Futures

Certain Portfolios may purchase and sell stock index futures contracts.

A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Certain Portfolios may, to the extent permitted by applicable regulations, purchase and sell futures contracts on interest-bearing securities, interest rate indexes or interest rate swaps. Certain Portfolios may, to the extent permitted by applicable regulations, purchase and sell futures contracts on debt securities, aggregates of debt securities, and U.S. Government securities. As discussed in the Prospectus, certain Portfolios also may invest in this type of security.

Certain Portfolios may purchase and sell futures contracts on foreign currencies. As discussed in the Prospectus, certain Portfolios also may invest in this type of security.

When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index, interest rate or interest rate swap increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index, interest rate or interest rate swap may decrease, in which case the buyer would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day.

The Portfolios may purchase or sell futures contracts without limit for bona fide hedging purposes within the meaning of the regulations of the Commodity Futures Trading Commission. This would be the case, for example, if a portfolio manager is using a futures contract to reduce the risk of a particular position on a security. The Portfolios can also purchase or sell futures contract for non-hedging purposes provided the initial margins and premiums associated with the contracts do not exceed 5% of the fair market value of the Portfolio’s assets, taking into account unrealized profits or unrealized losses on any such futures. This would be the case if a portfolio manager uses futures for investment purposes, to increase income or to adjust the Portfolio’s asset mix.

B. Additional Information Regarding the Use of Futures and Options by the Stock Index and Small Capitalization Stock Portfolios

As explained in the prospectus, the Stock Index Portfolio seeks to duplicate the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Small Capitalization Stock Portfolio seeks to duplicate the performance of the Standard & Poor’s Small Capitalization Stock Index (S&P SmallCap Index). The Portfolios will be as fully invested in the S&P Indexes’ stocks as is feasible in light of cash flow patterns and the cash requirements for efficiently investing in a unit of the basket of stocks comprising the S&P 500 and S&P SmallCap Indexes, respectively. When the Portfolios do have short-term investments, they may purchase stock index futures contracts in an effort to have the Portfolio better follow the performance of a fully invested portfolio. When a Portfolio purchases stock index futures contracts, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Portfolio’s custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of futures is unleveraged.

As an alternative to the purchase of a stock index futures contract, a Portfolio may construct synthetic positions involving options on stock indexes and options on stock index futures that are equivalent to such a long futures position. In particular, a Portfolio may utilize “put/call combinations” as synthetic long stock index futures positions. A put/call combination is the purchase of a call and the sale of a put at the same time with the same strike price and maturity. It is equivalent to a forward position and, if settled every day, is equivalent to a long futures position. When constructing put/call combinations, the Portfolio will set aside cash or cash equivalents in a segregated account equal to the market value of the Portfolio’s forward position to collateralize the position and ensure that it is unleveraged.

C. Risks of Transactions In Futures Contracts

There are several risks associated with a Portfolio’s use of futures contracts. When used for investment purposes (that is, non-hedging purposes), successful use of futures contracts, like successful investment in securities, depends on the ability of the portfolio manager to predict correctly movements in the relevant markets, interest rates and/or currency exchange rates. When used for hedging purposes, there is a risk of imperfect correlation between movements in the price of the futures contract and the price of the securities or currency that are the subject of the hedge. In the case of futures contracts on stock or interest rate indexes, the correlation between the price of the futures contract and movements in the index might not be perfect. To compensate for differences in volatility, a Portfolio could purchase or sell futures contracts with a greater or lesser value than the securities or currency it wished to hedge or purchase. Other risks apply to use for both hedging and investment purposes. Temporary price distortions in the futures market could be caused by a variety of factors. Further, the ability of a Portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract at any particular time.

The hours of trading of futures contracts may not conform to the hours during which a Portfolio may trade the underlying securities and/or currency. To the extent that the futures markets close before the securities or currency markets, significant price and rate movements can take place in the securities and/or currency markets that cannot be reflected in the futures markets.

D. Risks of Transactions in Options on Futures Contracts

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indexes, and futures contracts. These risks include the risk that the portfolio manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, a Portfolio might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the Portfolio were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Portfolio.

Forward Foreign Currency Exchange Contracts

Certain Portfolios may enter into foreign currency exchange contracts to protect the value of their foreign holdings against future changes in the level of currency exchange rates.

When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when a portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The above Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the Portfolio. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of the Portfolios will thereby be served.

The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If a Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The above Portfolios’ dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of a Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Although the Portfolios value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Swap Agreements

Certain Portfolios may enter into interest rate, index, credit default, forward swap spreadlock, total return, equity, and, to the extent that they may invest in foreign currency-denominated securities, currency exchange rate swap agreements. Certain Portfolios may also enter into options on swap agreements (swap options). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. With respect to the Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, Government Income and High Yield Bond Portfolios, investments in each of credit default swaps, total return and index swaps, or options on swaps are limited to 15% of such Portfolio’s assets.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Portfolios would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets to avoid any potential leveraging. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. A Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio’s assets.

Whether a Portfolio’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit a Portfolio’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (CEA) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.

Certain Portfolios may enter into interest rate swaps. Interest rate swaps, in their most basic form, involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest. For example, a Portfolio might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same—to increase or decrease a Portfolio’s exposure to long or short-term interest rates. For example, a Portfolio may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date.

The use of interest rate swaps, like all swap agreements, is subject to certain risks. As with options and futures, if the portfolio manager’s prediction of interest rate movements is incorrect, the Portfolio’s total return will be less than if the Portfolio had not used swaps. In addition, if a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Portfolio could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Certain Portfolios may enter into credit default swap contracts for investment purposes. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Portfolio may be either the buyer or seller in a credit default swap transaction. If a Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Portfolio had invested in the reference obligation directly.

Certain Portfolios may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities they hold, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Certain Portfolios may enter into total return swaps. Total return swaps are used as substitutes for owning the physical securities that comprise a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index’s total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide a Portfolio with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available. For example, a Portfolio can gain exposure to the broad mortgage sector by entering into a swap agreement, whereby the Portfolio receives the total return of the Lehman Brothers Mortgage Index in exchange for a short-term floating interest rate, such as the 3-month LIBOR. This is fundamentally identical to purchasing the underlying securities that comprise the index, which requires an investor to pay cash, thereby surrendering the short-term interest rate to be earned from cash holdings, in order to receive the return of the index. Total return swaps provide a Portfolio with the opportunity to actively manage the cash maintained by the Portfolio as a result of not having to purchase securities to replicate a given index. Similar to interest rate swaps, the cash backing total return swaps is actively managed to earn a premium in excess of the floating rate paid on the swap.

Certain Portfolios may enter into equity swaps. In an equity swap, payments on one or both sides are linked to the performance of equities or an equity index. Equity swaps are normally used to (1) initiate and maintain cross-border equity exposures either in an index or a specific stock portfolio; (2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the prospectuses and SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Loans

Certain Portfolios may invest in fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolios may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution).

The purchaser of an assignment of an interest in a loan typically succeeds to all the rights and obligations of the assigning selling institution and becomes a lender under the loan agreement with respect to that loan. Assignments are, however, arranged through private negotiations between assignees and assignors, and in certain cases the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

In the typical loan participation, the Portfolio will have a contractual relationship with the lender but not the borrower. This means that the Portfolio will not have any right to enforce the borrower’s compliance with the terms of the loan and may not benefit directly from any collateral supporting the loan. As a result, the Portfolio will assume the credit risk of both the borrower and the lender. In the event of the lender’s insolvency, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy may never pay off their indebtedness, or may pay only a small fraction of the amount owed.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct assignment of a loan may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

Reverse Repurchase Agreements and Dollar Rolls

Certain Portfolios may use up to 30% of their investable assets for reverse repurchase agreements and dollar rolls. The Money Market Portfolio and the money market sub-portion of any balanced Portfolio may use up to 10% of its investable assets for reverse repurchase agreements.

In a reverse repurchase transaction, a Portfolio sells one of its securities and agrees to repurchase the same security at a set price on a specified date. During the time the security is held by the other party, the Portfolio will often continue to receive principal and interest payments on the security. The terms of the reverse repurchase agreement reflect a rate of interest for use of the money received by the Portfolio and thus, is similar to borrowing.

Dollar rolls involve the sale by the Portfolio of one of its securities for delivery in the current month and a contract to repurchase substantially similar securities (for example, with the same coupon) from the other party on a specified date in the future at a specified amount. During the roll period, a Portfolio does not receive any principal or interest earned on the security. The Portfolio realizes a profit to the extent the current sale price is more than the price specified for the future purchase, plus any interest earned on the cash paid to the Portfolio on the initial sale.

A Portfolio participating in reverse repurchase or dollar roll transactions will set aside liquid assets in a segregated account which equal in value the Portfolio’s obligations under the reverse repurchase agreement or dollar roll, respectively.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. If the other party in a reverse purchase or dollar roll transaction becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by a third party of whether to enforce the Portfolio’s obligation to repurchase.

When-issued and Delayed Delivery Securities

The Portfolios may purchase or sell securities on a when-issued or delayed delivery basis.

Purchasing a security on a when-issued or delayed delivery basis means that the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater to such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Short Sales

Certain Portfolios may enter into short sales.

In a short sale, a Portfolio sells a security it does not own in anticipation of a decline in the market value of those securities. To complete the transaction, the Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security it borrowed by purchasing it at the market price at the time of replacement. The price at that time may be more or less than the price at which the Portfolio sold it. Until the security is replaced, the Portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a fee which would increase the cost of the security sold.

Until a Portfolio replaces a borrowed security used in a short sale, it will set aside liquid assets in a segregated account equal to the current market value of the security sold short or otherwise cover the short position. No more than 25% of any Portfolio’s net assets (33% of total assets for SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio, 5% of total assets for Small Capitalization Stock Portfolio, SP Mid Cap Value Portfolio and Stock Index Portfolio) will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed in connection with short sales and (2) segregated in accounts in connection with short sales.

A Portfolio incurs a loss in a short sale if the price of the security increases between the date of the short sale and the date the Portfolio replaces the borrowed security. On the other hand, a Portfolio will realize gain if the security’s price decreases between the date of the short sale and the date the security is replaced.

Loans of Portfolio Securities

All of the Portfolios except the Money Market Portfolio may lend the securities they hold to broker-dealers, qualified banks and certain institutional investors. All securities loans will be made pursuant to a written agreement and continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal or greater than the market value of the loaned securities plus the accrued interest and dividends. While a security is loaned, the Portfolio will continue to receive the interest and dividends on the loaned security while also receiving a fee from the borrower or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the Portfolio a security identical to the loaned security. The Portfolio generally will not have the right to vote a security that is on loan, but would be able to terminate the loan and retain the right to vote if that were considered important with respect to the investment.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In this event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage but the Portfolio would be an unsecured creditor with respect to any shortfall and might not be able to recover all or any of it. However, this risk can be decreased by the careful selection of borrowers and securities to be lent.

None of the Portfolios will lend securities to entities affiliated with Prudential Financial, Inc.

Illiquid Securities

Each Portfolio, other than the Money Market Portfolio, may hold up to 15% of its net assets in illiquid securities. The Money Market Portfolio may hold up to 10% of its net assets in illiquid securities. Securities are “illiquid” if they cannot be sold in the ordinary course of business within seven days at approximately the value at which the Portfolio has them valued. Repurchase agreements with a maturity of greater than seven days are considered illiquid.

The Portfolios may purchase securities which are not registered under the Securities Act of 1933 (the Securities Act) but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. These securities will not be considered illiquid so long as it is determined by the investment adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the investment adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Portfolio’s treatment of Rule 144A securities as liquid could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, the investment adviser, acting under guidelines approved and monitored by the Board of Directors, may conditionally determine, for purposes of the 15% test, that certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act will not be considered illiquid, whether or not it may be resold under

Rule 144A. To make that determination, the following conditions must be met: (1) the security must not be traded flat or in default as to principal or interest; (2) the security must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or if only one NRSRO rates the security, by that NRSRO (if the security is unrated, the investment adviser must determine that the security is of equivalent quality); and (3) the investment adviser must consider the trading market for the specific security, taking into account all relevant factors. The investment adviser will continue to monitor the liquidity of any Rule 144A security or any Section 4(2) commercial paper which has been determined to be liquid and, if a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure that the 15% test (10% for the Money Market Portfolio) continues to be satisfied.

Further Information about the Zero Coupon Bond Portfolio 2005

As stated in the prospectus, the objective of Zero Coupon Bond Portfolio 2005 is to achieve the highest predictable compounded investment return for a specified period of time, consistent with the safety of invested capital. This discussion provides a more detailed explanation of the investment policies that will be employed to manage this Portfolio.

If the Portfolio held only stripped securities that were obligations of the United States Government, maturing on the liquidation date, the compounded yield of the Portfolio from the date of initial investment until the liquidation date could be calculated arithmetically to a high degree of accuracy. By: (1) including stripped corporate obligations and interest bearing debt securities; (2) including securities with maturity dates within 2 years of the liquidation date; and (3) more actively managing the Portfolio, the accuracy of the predicted yield is reduced somewhat with the objective of achieving an increased yield. The reduction in accuracy is kept to an acceptably small amount, however, by an investment technique known as “immunization.” By purchasing securities with maturity dates or with interest payment dates prior to the liquidation date, a risk is incurred that the payments received will not be able to be reinvested at interest rates as high as or higher than the yield initially predicted. This is known as “reinvestment risk.” By including securities with maturity dates after the liquidation date, a risk is incurred that, because interest rates have increased, the market value of such securities will be lower than had been anticipated. This is known as “market risk.” It is also possible, conversely, that payments received prior to the liquidation date can be reinvested at higher rates than the predicted yield and that the value of unmatured securities on the liquidation date will be greater than anticipated. Reinvestment risk and market risk are thus reciprocal in that any change in the general level of interest rates has an opposite effect on the two classes of securities described above.

The Portfolio’s investment adviser seeks to balance these risks by making use of the concept of “duration.” A bond’s duration is the average weighted period of time until receipt of all scheduled cash payments under the bond (whether principal or interest), where the weights are the present value of the amounts to be received on each payment date. Unlike the concept of a bond’s “term to maturity,” therefore, duration takes into account both the amount and timing of a bond’s interest payments, in addition to its maturity date and yield to maturity. The duration of a zero coupon bond is the product of the face amount of the bond and the time until maturity. As applied to a portfolio of bonds, a portfolio’s “duration” is the average weighted period of time until receipt of all scheduled payments, whether principal or interest, from all bonds in the portfolio.

When the Portfolio’s duration is equal to the length of time remaining until its liquidation date, fluctuations in the amount of income accumulated by the Portfolio through reinvestment of coupon or principal payments received prior to the liquidation date (that is, fluctuations caused by reinvestment risk) will, over the period ending on the liquidation date, be approximately equal in magnitude to, but opposite in direction from, fluctuations in the market value on the liquidation date of the Portfolio’s unmatured bonds (that is, fluctuations caused by market risk). By maintaining the Portfolio’s duration within one year of the length of time remaining until its liquidation date, the investment adviser believes that the Portfolio’s value on its liquidation date, and hence an investor’s compounded investment return to that date, will largely be immunized against changes in the general level of interest rates. The success of this technique could be affected, however, by such factors as changes in the relationship between long-term and short-term interest rates and changes in the difference between the yield on corporate and Treasury securities.

The investment adviser will also calculate a projected yield for the Portfolio. At the beginning of each week, after the net asset value of the Portfolio has been determined, the investment adviser will calculate the compounded annual yield that will result if all securities in the Portfolio are held until the liquidation date or, if earlier, until their maturity dates (with the proceeds reinvested until the liquidation date). This is the predicted yield for that date. It can also be expressed as the amount to which a premium of $10,000 is predicted to grow by the Portfolio’s liquidation date. Both of these numbers will be furnished upon request. Unless there is a significant change in the general level of interest rates—in which case a recalculation will be made—the predicted yield is not likely to vary materially over the course of each week.

As stated in the prospectus, as much as 30% of the Portfolio’s assets may be invested in zero coupon debt securities issued by United States corporations or in high grade interest-bearing debt securities, provided that no more than 20% of the assets of the Portfolio may be invested in interest-bearing securities. The extent to which the Portfolio invests in interest-bearing securities may rise above 20% as the Portfolio moves closer to its liquidation date since both reinvestment risk and market risk become smaller as the period to the liquidation date decreases.

U.S. Government Securities

A. U.S. Treasury Securities

Certain Portfolios may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the “full faith and credit” of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

B. Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities

Certain Portfolios may invest in debt securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, including but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the “full faith and credit” of the United States. In the case of securities not backed by the “full faith and credit” of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities.

Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by a Portfolio in the form of U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury Strips.

Certain Portfolios may invest in component parts of U.S. Government debt securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. Portfolios may also invest in custodial receipts held by a third party that are not U.S. Government securities.

Special Considerations.

U.S. Government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities (like those of fixed-income securities generally) will change as interest rates fluctuate.

During periods of falling U.S. interest rates, the values of outstanding long-term U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of those fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they will affect the net asset value (NAV) of a Portfolio.

At a time when a Portfolio has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by a Portfolio. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Portfolio’s capital gains distributions. Accordingly, a Portfolio would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.

C. Mortgage-Related Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities

Certain Portfolios may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC Certificates where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates nor do these guarantees extend to the yield or value of a Portfolio’s shares. These certificates are in most cases “pass-through” instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, certain Portfolios may also invest in certain mortgage pass-through securities issued by the U.S. Government or its agencies and instrumentalities commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

Certain Portfolios will invest in both Adjustable Rate Mortgage Securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities (FRMs), which are collateralized by fixed-rate mortgages.

FHLMC Securities.

FHLMC presently issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the stated principal amount.

Adjustable Rate Mortgage Securities.

Generally, Adjustable Rate Mortgage Securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and FRMs is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities.

Fixed-Rate Mortgage Securities.

Certain Portfolios may invest in high-coupon fixed-rate mortgage securities (FRMs). Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

Collateralized Mortgage Obligations.

Collateralized mortgage obligations (CMOs) are debt instruments collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as Mortgage Assets). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special-purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs and multi-class pass-through securities.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.

Special Considerations of Mortgage-Backed Securities.

The underlying mortgages which collateralize the ARMs, CMOs and REMICs in which certain Portfolios may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. In addition, because of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

The market value of mortgage securities, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders’ principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid prepayment than their stated maturity date would indicate as a result of the pass-through of prepayments on the underlying mortgage obligations. During periods of declining interest rates, prepayments of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, a Portfolio reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, a Portfolio’s ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Asset-Backed Securities

Certain Portfolios may invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, home equity loans, student loans, and residential mortgages, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. Asset-backed securities may be guaranteed up to a certain amount by guarantees, insurance or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool. Certain Portfolios may invest in these and other types of asset-backed securities that may be developed in the future.

Asset-backed securities are subject to the credit risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Unlike mortgage-backed securities, traditional asset-backed securities typically do not have the complete benefit of a security interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In addition, due to various legal and economic factors, proceeds from repossessed automobile collateral may not always be sufficient to support payments on these securities. In many instances, asset-backed securities are over-collateralized to ensure the relative stability of their credit-quality.

Asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity.

A Portfolio that invests in an asset-backed security may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Asset-backed securities generally decrease in value as a result of increases in interest rates and usually have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities with comparable maturities because of the risk of prepayment. The extent of prepayments depends on various economic and other factors.

Certain Portfolios are also permitted to invest up to 15% of their assets in credit-related asset-backed securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including junk bonds (see “Investment Objectives and Policies of the Portfolios – Risk Factors Relating to Junk Bonds” for risks associated with junk bonds). Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Portfolio bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.

Collateralized Debt Obligations (CDOs)

Certain Portfolios may invest up to 5% of their investable assets in collateralized debt obligations (CDOs). CDOs include collateralized bond obligations (CBOs), collaterallized loan obligations (CLOs) and other similarly structured securities. In a typical CDO investment, a Portfolio will purchase a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures and swaps. The cash flows generated by the collateral are used to pay interest and principal to the Portfolio.

The portfolio underlying the CDO security is subject to investment guidelines. However, a Portfolio that invests in a CDO cannot monitor the underlying obligations of the CDO, and is subject to the risk that the CDO’s underlying obligations may not be authorized investments for the Portfolio.

In addition, a CDO is a derivative, and is subject to credit, liquidity and interest rate risks, as well as volatility. The market value of the underlying securities at any time will vary, and may vary substantially from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition, or the amount received or recovered upon maturity, may not be sufficient to repay principal and interest to investors, which could result in losses to the Portfolio.

The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that the Portfolio sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

Credit-Linked Securities

Certain Portfolios may invest up to 15% of their assets in credit-linked securities. Credit-linked securities are securities that collateralized by one of more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

Credit-linked securities are typically privately negotiated transactions between two or more parties. The Portfolio bears the risk that the issuer of the credit-linked security will default or become bankrupt. The Portfolio bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

Credit-linked securities are also subject to credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Portfolio may receive the security that has defaulted, and the Portfolio’s principal investment would be reduced by the corresponding face value of the defaulted security.

The market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available.

The collateral for a credit-linked security is one or more credit default swaps, which are subject to additional risks. See “Investment Objectives and Policies of the Portfolios – Swap Agreements” for a description of additional risks associated with credit default swaps.

Brady Bonds

Certain Portfolios may invest in debt obligations commonly known as “Brady Bonds” which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued in connection with the restructuring of the bank loans, for example, of the governments of Mexico, Venezuela and Argentina.

Brady Bonds have been issued only recently, and, accordingly, do not have a long repayment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which may have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to value recovery payments in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In the event of a default with respect to collateralized Brady Bonds as a result of which payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding at the time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Risk Factors Relating to Junk Bonds

Fixed-income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (that is, high yield or high risk) securities (commonly referred to as junk bonds) are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Portfolio’s net asset value. The investment adviser considers both credit risk and market risk in making investment decisions for a Portfolio. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short term investing.

The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for a Portfolio.

Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high-yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s NAV.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the debt portion of the Portfolio’s portfolio and increasing the exposure of the Portfolio to the risks of high-yield securities.

Ratings of fixed-income securities represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates. Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which a Portfolio may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities which fluctuate in response to the general level of interest rates.

Loans and Other Direct Debt Instruments

Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Portfolio supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Other Investment Companies

A Portfolio may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, which represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, used a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at the net asset value, but may also be traded in the secondary market.

To the extent to which a Portfolio can invest in other investment companies is limited by federal securities laws.

Preferred Stock

Certain Portfolios may invest in preferred stock. Preferred stock is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts

Certain Portfolios may invest in Real Estate Investment Trusts (REITs). Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940 (Investment Company Act).

Restricted Securities

Certain Portfolios may invest in restricted securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Portfolio. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Portfolios. Restrictions 1, 4, and 7 through 9 are fundamental and may not be changed without shareholder approval as required by the 1940 Act. Restrictions 2, 3, 5, 6 and 10 are not fundamental and may be changed by the Board of Directors without shareholder approval.

With respect to each Portfolio (other than the SP Large Cap Value and SP Goldman Sachs Small Cap Value Portfolios), none of the Portfolios will:

1. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolios may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. None of the Portfolios will buy or sell commodities or commodity contracts, except that a Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

2. No Portfolio will, except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that any Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the SEC.

3. Make short sales of securities or maintain a short position, except that the Diversified Bond, Diversified Conservative Growth, Jennison 20/20 Focus, High Yield Bond, Government Income, Conservative Balanced, and Flexible Managed, and certain SP Portfolios may sell securities short up to 25% of their net assets (the SP PIMCO High Yield and SP PIMCO Total Return Portfolios may sell securities short up to 33% of their net assets; the Small Capitalization Stock, SP AIM Aggressive Growth, SP AIM Core Equity, SP State Street Research Small Cap Growth, SP Mid Cap Value and Stock Index Portfolios may sell securities short up to 5% of their total assets) and except that the Portfolios (other than the Money Market and Zero Coupon Bond 2005 Portfolios) may make short sales against-the-box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and swap agreements are not deemed to be short sales.

4. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. None of the Portfolios will issue senior securities, borrow money or pledge assets, except as permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.

5. Enter into reverse repurchase agreements if, as a result, the Portfolio’s obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio’s net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the Diversified Bond, Diversified Conservative Growth, High Yield Bond, and Government Income Portfolios, as well as the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, may enter into reverse repurchase agreements and dollar rolls provided that the Portfolio’s obligations with respect to those instruments do not exceed 30% of the Portfolio’s net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).

6. Pledge or mortgage assets, except that no more than 10% of the value of any Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

7. Make loans, except through loans of assets of a Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

9. Purchase securities of a company in any industry if, as a result of the purchase, a Portfolio’s holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC).

10. Invest more than 15% of its net assets in illiquid securities. (The Money Market Portfolio will not invest more than 10% of its net assets in illiquid securities.) For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

Consistent with item 4 above, the Fund has entered into a joint $800 million revolving credit facility with other Prudential mutual funds to facilitate redemptions if necessary. This credit facility, which was entered into on March 11, 1999, and most recently amended on May 2, 2003, is a syndicated arrangement with 6 different major banks.

Whenever any fundamental investment policy or restriction states a maximum percentage of a Portfolio’s assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

The Natural Resources Portfolio will generally invest a substantial majority of its total assets in securities of natural resource companies. With respect to item 9 above, as it relates to the Natural Resources Portfolio, the following categories will be considered separate and distinct industries: integrated oil/domestic, integrated oil/international, crude oil production, natural gas production, gas pipeline, oil service, coal, forest products, paper, foods (including corn and wheat), tobacco, fertilizers, aluminum, copper, iron and steel, all other basic metals (for example, nickel, lead), gold, silver, platinum, mining finance, plantations (for example, edible oils), mineral sands, and diversified resources. A company will be deemed to be in a particular industry if the majority of its revenues is derived from or the majority of its assets is dedicated to one of the categories described in the preceding sentence. The Fund’s Board will review these industry classifications from time to time to determine whether they are reasonable under the circumstances and may change such classifications, without shareholder approval, to the extent necessary.

Certain additional non-fundamental investment policies are applicable only to the Money Market Portfolio. That Portfolio will not:

1. Invest in oil and gas interests, common stock, preferred stock, warrants or other equity securities.

2. Write or purchase any put or call option or combination of them, except that it may purchase putable or callable securities.

3. Invest in any security with a remaining maturity in excess of 397 days, except that securities held pursuant to repurchase agreements may have a remaining maturity of more than 397 days.

Certain additional non-fundamental investment policies are applicable only to the High Yield Bond Portfolio. That Portfolio will not:

1. Invest in any non-fixed income equity securities, including warrants, except when attached to or included in a unit with fixed income securities, but not including preferred stock.

2. Invest more than 20% of the market or other fair value of its total assets in United States currency denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars. The Portfolio will not engage in investment activity in non-U.S. dollar denominated issues without first obtaining authorization to do so from the Fund’s Board. See INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS.

Current federal income tax laws require that the assets of each Portfolio be adequately diversified so that Prudential and other insurers with separate accounts which invest in the Fund, as applicable, and not the Contract owners, are considered the owners of assets held in the Accounts for federal income tax purposes. PI intends to maintain the assets of each Portfolio pursuant to those diversification requirements.

Fundamental Investment Restrictions Applicable only to SP Large Cap Value

Portfolio and SP Goldman Sachs Small Cap Value Portfolio

Investment Limitations of SP Large Cap Value Portfolio

The following are the Portfolio’s fundamental investment limitations set forth in their entirety. The Portfolio may not:

1. Issue senior securities, except as permitted under the Investment Company Act, as amended;

2. Borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

3. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies;

4. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio’s total assets would be invested in companies whose principal business activities are in the same industry;

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

7. Lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Investment Limitations of SP Goldman Sachs Small Cap Value Portfolio

The following are the Portfolio’s fundamental investment limitations set forth in their entirety. The Portfolio may not:

1. Issue senior securities, except as permitted under the Investment Company Act, as amended;

2. Borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33% limitation;

3. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies;

4. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio’s total assets would be invested in companies whose principal business activities are in the same industry;

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

7. Lend any security or make any loan if, as a result, more than 33% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

INVESTMENT MANAGEMENT AND

DISTRIBUTION ARRANGEMENTS

I. Investment Management Arrangements

(a) Manager and Subadvisers

The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See “How the Fund is Managed-Investment Adviser” in the Prospectus of the Fund. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans. Pursuant to a Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund’s Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund’s portfolios, including the purchase, retention disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund in connection therewith. PI has hired subadvisers to provide investment advisory services to the Portfolios which comprise the Fund. PI also administers the Fund’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical, and bookkeeping services which are not being furnished by State Street Bank & Trust Company (State Street), the Fund’s custodian (the Custodian) and PMFS. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

(1) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund’s subadvisers.

(2) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund’s business, other than those assumed by the Fund, as described below; and

(3) the costs, expenses and fees payable to each Subadviser, pursuant to a Subadvisory Agreement between PI and the Subadviser (the Subadvisory Agreement).

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses, including (1) the fee payable to the Manager; (2) the fees and expenses of Directors who are not affiliated with the Manager or the Fund’s Investment Adviser; (3) the fees and certain expenses of the Fund’s Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund’s shares; (4) the charges and expenses of the Fund’s legal counsel and independent accountants; (5) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (6) all taxes and corporate fees payable by the Fund to governmental agencies; (7) the fees of any trade association of which the Fund is a member; (8) the cost of share certificates representing shares of the Fund; (9) the cost of fidelity and directors and officers and errors and omissions insurance; (10) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; (11) allocable communication expenses with respect to investor services and all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing reports to shareholders; (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and (13) distribution and service fees.

The Fund pays a fee to PI for the services performed and the facilities furnished by PI computed daily and payable monthly, at the rates which are set forth in the table on page included in subsequent pages of this SAI. The Management Agreement provides that the Manager shall not be liable to the Fund for any error of judgment by the Manager or for any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Agreement provides that it shall terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either the Manager or the Fund (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act) upon not more than 60 days’ nor less than 30 days’ written notice.

For the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001, the Fund paid management fees to PI as set forth in the table entitled “Investment Management Fees” included in subsequent pages of this SAI. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund’s total return. These voluntary waivers may be terminated at any time without notice.

PI has entered into Subadvisory Agreements with various subadvisers. Each Subadvisory Agreement provides that the Subadviser furnish investment advisory services in connection with the management of one or more Portfolios of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises each Subadviser’s performance of those services. The fee rates pursuant to which fees are payable to each Subadviser are set forth in the table included in subsequent pages of this SAI.

Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. Each Subadvisory Agreement may be terminated by the Fund, or the Subadviser upon not less than 30 days’ nor more than 60 days’ written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(b) Matters Considered by the Board

The Management Agreement and all of the Subadvisory Agreements, except as otherwise noted, were last approved by the Directors, including all of the Independent Directors, on May 27, 2003 at a meeting called for that purpose. The Subadvisory Agreements with Goldman Sachs Asset Management, L.P. (for the Goldman Sachs Small Cap Value Portfolio), Hotchkis and Wiley Capital Management LLC (for the SP Large Cap Value Portfolio) and J.P. Morgan Investment Management Inc. (for the SP Large Cap Value Portfolio) were approved by the Directors, including all of the Independent Directors, at a meeting called for that purpose on November 19, 2003. The Subadvisory Agreement with The Dreyfus Corporation (for the SP Technology Portfolio) was approved by the Directors, including all of the Independent Directors, at a meeting called for that purpose on January 8, 2004. The Subadvisory Agreements with State Street Management and Research Company (for the SP State Street Research Small Cap Growth Portfolio) and William Blair & Company LLC (for the SP William Blair International Growth Portfolio) were approved by the Directors, including all of the Independent Directors, at a meeting called for that purpose on February 26, 2004.

In approving the Management and Subadvisory Agreements, the Board primarily considered the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and the subadvisers that addressed specific factors designed to inform the Board’s consideration of these and other issues.

With respect to the nature and quality of the services provided, the Board considered performance of each Portfolio of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies over the past one, three, five and ten years (or shorter periods if the Portfolio has not been in operation for ten years or if the subadviser has not served in that capacity for ten years). Although the performance lagged in recent periods for the Global Portfolio and the Jennison Portfolio, the Board noted the Portfolios’ longer term performance had remained favorable. The Board also considered the quality of brokerage execution obtained by the subadviser. The Board reviewed the subadvisers’ use of brokers or dealers in Portfolio transactions that provided research or other services to the subadvisers, as well as the benefits derived by each Portfolio from such services.

With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and estimates of the Manager’s profit or loss. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for variable insurance product funds comparable in size, character and investment strategy to each Portfolio. The Board reviewed the Manager’s estimate of its profit or loss on each Portfolio and carefully examined the Manager’s cost allocation methodology. In reviewing the Subadvisory Agreements with subadvisers not affiliated with the Manager, the Board considered that the subadvisory fee was set as part of the negotiation between the Manager and the subadviser. The Board concluded that the Management and Subadvisory Agreements, including the fees, were reasonable. These matters were also considered by the Independent Directors meeting separately.

The Fund operates under a manager-of-managers structure. PI is authorized to select (with approval of the Board’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser’s agreement should be renewed, terminated or modified. It is possible that PI will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PI is also responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Portfolio’s assets, and PI can change the allocations without Board or shareholder approval. Shareholders will be notified of any new subadvisers or materially amended subadvisory agreements.

The manager-of-managers structure operates under an order issued by the SEC. The current order permits us to hire subadvisers or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential Financial, Inc.

The current order imposes the following conditions:

1. PI will provide general management and administrative services to the Fund including overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and, subject to review and approval by the Board, will (a) set the Portfolios’ overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate a Portfolio’s assets among its subadvisers in those cases where a Portfolio has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund’s investment objectives, policies, and restrictions.

2. Before a Portfolio may rely on the order, the operation of the Portfolio in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Portfolio whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of shares of such Portfolio to the public.

3. The Fund will furnish to shareholders all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in a Portfolio’s subadvisory agreement. The Fund will meet this condition by providing shareholders with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Portfolio a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

4. The Fund will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

5. No Director or officer of the Fund or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director or officer) any interest in any subadviser except for (a) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

6. PI will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or PI other than by reason of serving a subadviser to one or more Portfolios (an “Affiliated Subadviser”) without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio.

7. At all times, a majority of the members of the Board will be persons each of whom is not an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act (“Independent Directors”), and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.

8. When a subadviser change is proposed for a Portfolio with an Affiliated Subadviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board’s minutes, that such change is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which PI or the Affiliated subadviser derives an inappropriate advantage.

The Fund has submitted an application to the SEC to amend the current order or to obtain a new order from the SEC permitting us to (1) hire one or more new affiliated subadvisers without shareholder approval, (2) amend existing agreements with affiliated subadvisers without shareholder approval, and (3) disclose only the aggregate fees (both as a dollar amount and as a percentage of the Fund’s net assets) paid to each unaffiliated subadviser (“Aggregate Fee Disclosure”) by PI, not the Fund. We will, of course, comply with any conditions imposed by the SEC under any new or amended order.

PI currently charges the following annual advisory fees to the Portfolios:

Portfolio	Fee
Conservative Balanced	0.55%
Diversified Bond	0.40%
Diversified Conservative Growth	0.75%
Equity	0.45%
Flexible Managed	0.60%
Global	0.75%
Government Income	0.40%
High Yield Bond	0.55%
Jennison	0.60%
Jennison 20/20 Focus	0.75%
Money Market	0.40%
Natural Resources	0.45%
Small Capitalization Stock	0.40%
Stock Index	0.35% to $4 billion 0.30% over $4 billion
Value	0.40%
Zero Coupon Bond 2005	0.40%
SP AIM Aggressive Growth	0.95%
SP AIM Core Equity	0.85%
SP Alliance Large Cap Growth	0.90%
SP Davis Value	0.75%
SP Deutsche International Equity	0.90%
SP Goldman Sachs Small Cap Value	0.90%
SP Large Cap Value	0.80%
SP MFS Capital Opportunities	0.75%
SP Mid Cap Growth	0.80%
SP PIMCO High Yield	0.60%
SP PIMCO Total Return	0.60%
SP Prudential U.S. Emerging Growth	0.60%
SP State Street Research Small Cap Growth	0.95%
SP Strategic Partners Focused Growth	0.90%
SP Technology	1.15%
SP William Blair International Growth	0.85%
SP Aggressive Growth Asset Allocation*	0.85%
SP Balanced Asset Allocation*	0.77%
SP Conservative Asset Allocation*	0.72%
SP Growth Asset Allocation*	0.81%

*	Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fee shown for each Asset Allocation Portfolio is based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, plus a 0.05% annual management fee paid to PI. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to PI

PI currently pays the following annual advisory fees to each subadviser based on the portion of the assets of each Portfolio managed by the subadviser:

Portfolio	Subadviser	Fee
Conservative Balanced	Prudential Investment Management, Inc. (PIM)	0.275%
Diversified Bond	PIM	0.20%
Diversified Conservative Growth	PIM	0.375%
	RS Investment Management, LP	0.50%
	Jennison Associates LLC (Jennison)	Growth Portion 0.30% for the first $300 million in assets 0.25% over $300 million in assets Value Portion 0.375%
	Pacific Investment Management Co.	0.25%
	EARNEST Partners LLC	0.40%
Equity	Jennison	0.225%
	GE Asset Management Inc.[1]	0.30% for first $50 million; in assets 0.20% for next $250 million; in assets 0.15% over $300 million in assets;
	Salomon Brothers Asset Management Inc[2]	0.40% for first $50 million in assets 0.30% for next $250 million in assets; 0.155% over $300 million in assets;
Flexible Managed	PIM	0.30%
Global	Jennison	0.375%
Government Income	PIM	0.20%
High Yield Bond	PIM	0.275%
Jennison	Jennison	0.75% for first $10 million in assets; 0.50% for next $30 million in assets 0.35% for next $25 million in assets 0.25% for next $335 million in assets; 0.22% for next $600 million in assets; 0.20% for assets above $1 billion
Jennison 20/20 Focus	Jennison	Growth Portion 0.30% for first $300 million in assets; 0.25% above $300 million in assets Value Portion 0.375%
Money Market	PIM	0.20%
Natural Resources	Jennison	0.225%
Small Capitalization Stock	PIM	0.26%
Stock Index	PIM	0.175%
Value	Jennison	0.20%
Zero Coupon Bond 2005	PIM	0.20%
SP AIM Aggressive Growth	AIM Capital Management Inc.	0.60% for first $200 million in assets; 0.55% over $200 million in assets

Portfolio	Subadviser	Fee
SP AIM Core Equity	AIM Capital Management Inc.	0.55% for first $500 million in assets 0.50% over $500 million in assets
SP Alliance Large Cap Growth	Alliance Capital Management L.P.	0.60% for first $500 million in assets; 0.50% over $500 million in assets
SP Davis Value	Davis Advisors	0.45% for first $100 million in assets; 0.40% for next $400 million in assets; 0.35% over $500 million in assets
SP Deutsche International Equity	Deutsche Asset Management Investment Services Limited	0.55% for first $500 million in assets; 0.50% over $500 million in assets
SP Goldman Sachs Small Cap Value	Goldman Sachs Asset Management, L.P.	0.50% for first $500 million in assets; 0.45% over $500 million in assets[3]
SP Large Cap Value	J.P. Morgan Investment Management Inc. Hotchkis and Wiley Capital Management LLC	0.30% 0.30%
SP Mid Cap Growth	Calamos Asset Management Inc. [4]	0.45% on the first $100 million in assets 0.40% over $100 million in assets
SP MFS Capital Opportunities	Massachusetts Financial Services Co.	0.40% for first $300 million in assets; 0.375% above $300 million to $600 million in assets; 0.350% above $600 million to $900 million in assets; 0.325% above $900 million to $1.5 billion in assets;
SP PIMCO High Yield	Pacific Investment Management Co. LLC	0.25%
SP PIMCO Total Return	Pacific Investment Management Co. LLC	0.25%
SP Prudential U.S. Emerging Growth	Jennison	0.30%
SP Strategic Partners Focused Growth	Jennison	0.30% for first $300 million in assets; 0.25% over $300 million in assets.
SP State Street Research Small Cap Growth	State Street Research and Management Company	0.50% to $350 million; 0.45% over $350 million[5]
SP Strategic Partners Focused Growth	Alliance Capital Management L.P.	0.60% for first $1 billion in assets; 0.55% over $1 billion in assets
SP Technology	The Dreyfus Corporation	0.65%
SP William Blair International Growth	William Blair & Company LLC	0.30% for first $500 million; 0.25% for next $500 million; 0.20% over $1 billion[6]

[1]	For purposes of calculating the fee payable to GE Asset Management Inc., (GEAM) the assets of the Equity Portfolio managed by GEAM will be combined with the assets of the PI-advised retail fund counterpart to the Portfolio managed by GEAM.
[2]	For purposes of calculating the fee payable to Salomon Brothers Asset Management Inc (Salomon), the assets of the Equity Portfolio managed by Salomon will be combined with the assets of the PI-advised retail fund counterpart to the Portfolio managed by Salomon.

[3]	For purposes of calculating the fee payable to Goldman Sachs Asset Management, L.P. (GSAM) the assets managed by GSAM in the SP Goldman Sachs Small Cap Value Portfolio will be aggregated with the assets managed by GSAM in the American Skandia Trust AST Goldman Sachs Small Cap Value Portfolio and the American Skandia Advisor Funds, Inc. (ASAF) ASAF Goldman Sachs Small Cap Value Portfolio.
[4]	For purposes of calculating the fee payable to Calamos Asset Management, Inc. (Calamos) the assets managed by Calamos in the SP Mid Cap Growth Portfolio will be aggregated with the assets managed by Calamos in the Strategic Partners Opportunity Funds – New Era Growth Fund.
[5]	For purposes of calculating the fee payable to State Street Management Company (State Street), the assets managed by State Street in the SP State Street Research Small Cap Growth Portfolio will be aggregated with the assets managed by State Street in any other portfolio subadvised by State Street which is managed or co-managed by PI.
[6]	For purposes of calculating the fee payable to William Blair & Company LLC (William Blair), the assets managed by William Blair in the SP William Blair International Equity Portfolio will be aggregated with the assets managed by William Blair in any other portfolio subadvised by WilliamBlair which is managed or co-managed by PI.
*	Each Asset Allocation Portfolio invests in shares of other Portfolios only. As a result, no subadvisory fees are directly paid by PI for these Portfolios.

For the years ended December 31, 2003, 2002 and 2001, the following fees were paid by the Fund to PI for providing investment management services to the Portfolios:

INVESTMENT MANAGEMENT FEES

YEARS ENDED DECEMBER 31

Portfolio	2003	2002	2001
Conservative Balanced	$14,928,039	$16,232,536	$18,937,248
Diversified Bond	5,649,956	5,659,096	5,474,417
Diversified Conservative Growth	1,192,995	1,359,025	1,560,790
Equity	15,723,338	17,674,618	22,502,584
Flexible Managed	20,078,030	21,220,924	24,616,233
Global Portfolio	4,273,255	5,002,944	7,453,258
Government Income	1,982,987	1,736,261	1,213,140
High Yield Bond	7,095,408	5,069,450	3,620,319
Jennison	9,507,138	10,861,875	14,493,502
Jennison 20/20 Focus	570,076	568,560	694,353
Money Market	4,765,229	5,084,709	5,724,358
Natural Resources	1,828,730	1,657,846	1,626,718
Small Capitalization Stock	2,038,923	2,214,924	2,288,252
Stock Index	8,883,674	9,922,603	12,746,938
Value	5,132,821	6,045,228	7,502,560
Zero Coupon Bond 2005	265,376	243,672	206,765
SP AIM Aggressive Growth	136,030	72,020	45,393
SP AIM Core Equity	147,520	107,424	59,472
SP Alliance Large Cap Growth	817,116	429,292	172,671
SP Davis Value	1,838,356	993,658	328,861
SP Deutsche International Equity	650,895	333,371	133,296
SP Goldman Sachs Small Cap Value	1,354,612	696,651	190,077
SP Large Cap Value	409,060	264,154	87,565
SP MFS Capital Opportunities	97,980	69,901	44,931
SP Mid Cap Growth	266,823	131,400	74,910
SP PIMCO High Yield	975,775	474,422	155,283
SP PIMCO Total Return	4,008,826	1,766,956	345,696
SP Prudential U.S. Emerging Growth	575,081	247,577	90,734
SP State Street Research Small Cap Growth	195,610	101,018	62,981
SP Strategic Partners Focused Growth	225,063	120,263	73,847
SP Technology	133,443	80,097	69,141
SP William Blair International Growth	922,491	434,310	180,080
SP Aggressive Growth Asset Allocation	14,520	5,735	2,072

SP Balanced Asset Allocation	130,242	53,638	12,196
SP Conservative Asset Allocation	93,693	39,691	8,730
SP Growth Asset Allocation	88,014	35,606	10,362

For the years ended December 31, 2003, 2002, and 2001 PI paid the following fees to the subadvisers listed below for providing subadvisory services to the Portfolios:

SUBADVISORY FEES1

Portfolio	Subadviser	2003	2002	2001
Conservative Balanced	Prudential Investment Management, Inc.	$7,464,020	$8,116,268	$9,468,624
Diversified Bond	Prudential Investment Management, Inc.	2,824,978	2,829,548	2,737,208
Diversified Conservative Growth	Pacific Investment Management Co. LLC	146,264	173,646	202,933
	Prudential Investment Management, Inc.	132,111	145,526	160,709
	RS Investment Management, L.P.	42,733	4,819	—
	Jennison Associates LLC	145,219	163,514	192,063
	The Dreyfus Corporation	—	—	49,713
	Franklin Advisers, Inc.	—	39,303	49,727
	Earnest Partners LLC	33,512	38,435	1,784
Equity	Jennison Associates LLC	4,045,303	4,457,233	6,456,151
	GE Asset Management, Inc.	1,390,254	1,545,328	1,696,897
	Salomon Brothers Asset Management, Inc.	1,771,026	1,750,817	1,918,735
Flexible Managed	Prudential Investment Management, Inc.	10,039,015	10,610,462	12,308,116
Global	Jennison Associates LLC	2,136,627	2,501,472	3,726,629
Government Income	Prudential Investment Management, Inc.	991,493	868,130	606,570
High Yield Bond	Prudential Investment Management, Inc.	3,547,704	1,810,159	1,810,159
Jennison	Jennison Associates LLC	3,639,046	4,090,625	5,301,167
Jennison 20/20 Focus	Jennison Associates LLC	253,816	257,152	318,524
Money Market	Prudential Investment Management, Inc.	2,382,615	2,542,355	2,862,179
Natural Resources	Jennison Associates LLC	914,365	828,923	813,359
Small Capitalization Stock	Prudential Investment Management, Inc.	1,325,300	1,439,701	1,487,364
Stock Index	Prudential Investment Management, Inc.	4,441,837	4,961,302	6,373,469
Value	Jennison Associates LLC	2,556,411	1,654,975	2,143,822
	Victory Capital Management, Inc.	—	669,664	127,918
	Deutsche Asset Management, Inc.	—	690,382	127,918
Zero Coupon Bond 2005	Prudential Investment Management, Inc.	132,688	121,836	103,383
SP AIM Aggressive Growth	A I M Capital Management, Inc.	85,914	45,487	28,669
SP AIM Core Equity	A I M Capital Management, Inc.	95,454	69,509	38,482
SP Alliance Large Cap Growth	Alliance Capital Management, L.P.	544,744	286,195	115,114
SP Davis Value	Davis Advisors	1,030,457	579,951	197,316
SP Deutsche International Equity	Deutsche Asset Management Investment Services Limited	397,769	203,727	81,459
SP Goldman Sachs Small Cap Value	Fidelity Management & Research Co.	827,818	425,731	116,158
	Goldman Sachs Asset Management, L.P.	—	—	—
SP Large Cap Value	Fidelity Management & Research Co.	255,662	165,096	54,728
SP MFS Capital Opportunities	Massachusetts Financial Services Co.	52,256	37,280	23,963
SP Mid Cap Growth	Massachusetts Financial Services Co.	—	62,163	37,455
	Calamos Asset Management, Inc.	149,865	3,537	—
SP PIMCO High Yield	Pacific Investment Management Co. LLC	406,573	197,676	64,701
SP PIMCO Total Return	Pacific Investment Management Co. LLC	1,670,344	736,232	144,040
SP Prudential U.S. Emerging Growth	Jennison Associates LLC	287,541	123,788	45,367
SP State Street Research Small Company Growth	INVESCO Institutional (N.A.)	113,248	58,484	36,463
	State Street Management and Research Company	—	—	—
SP Strategic Partners Focused Growth	Alliance Capital Management, Inc.	71,802	38,392	22,876
	Jennison Associates LLC	39,120	20,909	13,178
SP Technology	Alliance Capital Management, L.P.	87,028	52,237	45,092
SP William Blair International Growth	Jennison Associates LLC	651,170	306,572	127,116
	William Blair & Company LLC	—	—	—

1	Each SP Asset Allocation Portfolio invests in shares of other Portfolios only. As a result, no subadvisory fees are directly paid by PI for these Portfolios

Fee Waivers/Subsidies

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Portfolios. Fee waivers and subsidies will increase a Portfolio’s return. In addition, the only expense charged to the Asset Allocation Portfolios is a management fee. All other expenses attributable to these Portfolios are borne by PI.

II. Distribution Arrangements

Distribution and Service Plan

Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Fund by distributing Fund shares on a continuous basis. PIMS is a limited liability corporation organized under Delaware law in 1996. PIMS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. Since the Fund’s shares do not carry any sales load, no part of any sales load is paid to PIMS for its distribution services to the Fund.

The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Investment Company Act (the Plan) in respect of Class II of each Portfolio. The expenses incurred under the Plan include commissions and account servicing fees paid to, or on account of, insurers or their agents who sell Class II shares, advertising expenses, indirect and overhead costs of the Fund’s underwriter associated with the sale of Class II shares. Under the Plan, the Fund pays PIMS 0.25 of 1% of the average net assets of the Class II shares.

The Class II Plan will continue in effect from year to year, upon annual approval by a vote of the Fund’s Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the 12b-1 Directors). The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of Class II. The Plan may not be amended to materially increase the amounts payable thereunder without shareholder approval.

The chart below shows, for the last fiscal year (fiscal year ended December 31, 2003), the amounts received by PIMS in distributing Class II shares of the Portfolios. PIMS spent all of the amounts received. PIMS spent all of the amount received in the form of account servicing fees or other fees paid to, or on account of, insurers or their agents who sell Class II shares.

Portfolio	2003
Equity	$1,309
Jennison	148,306
Jennison 20/20 Focus	44,601
Value	5,746
SP Prudential U.S. Emerging Growth	732
SP Strategic Partners Focused Growth	24,302
SP William Blair International Growth	123,872

Administration Agreement

The Fund has entered into an administration agreement with PI with respect to Class II of each Portfolio. Pursuant to the agreement PI is responsible for establishing and maintaining compliance procedures for multiple classes, the negotiation of participation agreements with participating insurers, establishing procedures and monitoring compliance with the mixed and shared funding order issued by the SEC, and performing other related services as specified in the agreement. In consideration of the services rendered by PI under the agreement, the Fund pays PI a fee at an annual rate of .15% of the average daily net assets of Class II of each Portfolio. The chart below sets forth the amount of administration fees paid by each Portfolio for the last three years:

Portfolio	2003	2002	2001
Equity	$785	$815	$1,981
Jennison	88,984	79,378	43,953
Jennison 20/20 Focus	26,761	5,814	1,865
Value	3,447	2,275	386
SP Prudential U.S. Emerging Growth	439	393	68
SP Strategic Partners Focused Growth	14,581	5,817	773
SP William Blair International Growth	74,323	32,653	14,040

III. Codes of Ethics

The Board has adopted a Code of Ethics. In addition, PI, PIMS and each subadviser have adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, persons who have access to information about the Fund’s investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from the SEC.

IV. Proxy Voting Policies and Recordkeeping Procedures

The Board of Directors of the Fund has delegated to the Fund’s investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board of Directors of the Fund, including any Committee thereof established for that purpose.

The Manager and the Board of Directors of the Fund view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board of Directors of the Fund views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board of Directors maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to the Fund’s subadvisers the responsibility for voting proxies. Each subadviser is expected to identify and seek to obtain the optimal benefit for the Portfolio it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Portfolio and to delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Portfolio and the interests of the subadviser or its affiliates. The Manager expects that each subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that each subadviser will deliver to the Manager, or its appointed vendor, information required for the filing of Form N-PX with the Securities and Exchange Commission.

A copy of the voting policies of each subadviser to the Fund is set forth in Appendix II of this Statement of Additional Information (SAI).

OTHER INFORMATION CONCERNING THE FUND

I. Incorporation and Authorized Stock

The Fund was incorporated under Maryland law on November 15, 1982. As of the date of this SAI, the shares of capital stock are divided into eighty-two classes: Conservative Balanced Portfolio Capital Stock—Class I, Conservative Balanced Portfolio Capital Stock—Class II, Diversified Bond Portfolio Capital Stock—Class I, Diversified Bond Portfolio Capital Stock—Class II, Diversified Conservative Growth Portfolio Capital Stock—Class I, Diversified Conservative Growth Portfolio Capital Stock—Class II, Equity Portfolio Capital Stock—Class I, Equity Portfolio Capital Stock—Class II, Flexible Managed Portfolio Capital Stock—Class I, Flexible Managed Portfolio Capital Stock—Class II, Global Portfolio Capital Stock—Class I, Global Portfolio Capital Stock—Class II, Government Income Portfolio Capital Stock—Class I, Government Income Portfolio Capital Stock—Class II, High Yield Bond Portfolio Capital Stock—Class I, High Yield Bond Portfolio Capital Stock—Class II, Money Market Portfolio Capital Stock—Class I, Money Market Portfolio Capital Stock—Class II, Natural Resources Portfolio Capital Stock—Class I, Natural Resources Portfolio Capital Stock—Class II, Jennison Portfolio Capital Stock—Class I, Jennison Portfolio Capital Stock—Class II, Jennison 20/20 Focus Portfolio Capital Stock—Class I, Jennison 20/20 Focus Portfolio Capital Stock—Class II, Small Capitalization Stock Portfolio Capital Stock—Class I, Small Capitalization Stock Portfolio Capital Stock—Class II, SP Aggressive Growth Asset Allocation Portfolio Capital Stock—Class I, SP Aggressive Growth Asset Allocation Portfolio Capital Stock—Class II, SP AIM Aggressive Growth Portfolio Capital Stock—Class I, SP AIM Aggressive Growth Portfolio Capital Stock—Class II, SP AIM Core Equity Portfolio Capital Stock—Class I, SP AIM Core Equity Portfolio Capital Stock—Class II, SP Alliance Large Cap Growth Portfolio Capital Stock—Class I, SP Alliance Large Cap Growth Portfolio Capital Stock—Class II,,SP Balanced Asset Allocation Portfolio Capital Stock—Class I, SP Balanced Asset Allocation Portfolio Capital Stock—Class II, SP Conservative Asset Allocation Portfolio Capital Stock—Class I, SP Conservative Asset Allocation Portfolio Capital Stock—Class II, SP Davis Value Portfolio Capital Stock—Class I, SP Davis Value Portfolio Capital Stock—Class II, SP Deutsche International Equity Portfolio Capital Stock—Class I, SP Deutsche International Equity Portfolio Capital Stock—Class II, SP Goldman Sachs Small Cap Value Portfolio Capital Stock—Class I, SP Goldman Sachs Small Cap Value Portfolio Capital Stock—Class II, SP Growth Asset Allocation Portfolio Capital Stock—Class I, SP Growth Asset Allocation Portfolio Capital Stock—Class II, SP Large Cap Value Portfolio Capital Stock—Class I, SP Large Cap Value Portfolio Capital Stock—Class II, SP MFS Capital Opportunities Portfolio Capital Stock—Class I, SP MFS Capital Opportunities Portfolio Capital Stock—Class II, SP Mid Cap Growth Portfolio Capital Stock—Class I, SP Mid Cap Growth Portfolio Capital Stock—Class II, SP PIMCO High Yield Portfolio Capital Stock—Class I, SP PIMCO High Yield Portfolio Capital Stock—Class II, SP PIMCO Total Return Portfolio Capital Stock—Class I, SP PIMCO Total Return Portfolio Capital Stock—Class II, SP Prudential U.S. Emerging Growth Portfolio Capital Stock—Class I, SP Prudential U.S. Emerging Growth Portfolio Capital Stock—Class II, SP State Street Research Small Cap Growth Portfolio Capital Stock—Class I, SP State Street Research Small Cap Growth Portfolio Capital Stock—Class II, SP Strategic Partners Focused Growth Portfolio Capital Stock—Class I, SP Strategic Partners Focused Growth Portfolio Capital Stock—Class II, Stock Index Portfolio Capital Stock—Class I, Stock Index Portfolio Capital Stock—Class II, SP Technology Portfolio Capital Stock—Class I, SP Technology Portfolio Capital Stock—Class II, SP William Blair International Growth Portfolio Capital Stock—Class I, SP William Blair International Growth Portfolio Capital Stock—Class II, Value Portfolio Capital Stock—Class I, Value Portfolio Capital Stock—Class II, Zero Coupon Bond 2005 Portfolio Capital Stock—Class I and Zero Coupon Bond 2005 Portfolio Capital Stock—Class II.

Each class of shares of each Portfolio represents an interest in the same assets of the Portfolio and is identical in all respects except that: (1) Class II shares are subject to distribution and administration fees whereas Class I shares are not; (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interest of one class differs from the interests of any class; and (3) each class is offered to a limited group of investors.

The shares of each class, when issued, will be fully paid and non-assessable, will have no conversion or similar rights, and will be freely transferable. Each share of each class is equal as to earnings, assets and voting privileges. Class II bears the expenses related to the distribution of its shares. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio’s assets after all debts and expenses of the Portfolio have been paid. Since Class II shares bear distribution and administration expenses, the liquidation proceeds to Class II shareholders are likely to be lower than to Class I shareholders, whose shares are not subject to any distribution or administration fees.

From time to time, Prudential Financial, Inc. and/or its insurance company affiliates have purchased shares of the Fund to provide initial capital and to enable the Portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment are too small. Prudential will not redeem any of its shares until a Portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held by the separate accounts that invest in the Fund, which in turn, are generally voted in accordance with instructions from Contract owners.

II. Portfolio Transactions and Brokerage

The subadvisers are responsible for overseeing decisions to buy and sell securities, options on securities and indexes, and futures and related options for the Fund. Broker-dealers may receive brokerage commissions on Portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia Securities LLC (Wachovia Securities), a broker-dealer affiliated with Prudential Financial, Inc.

Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In addition, a subadviser may effect certain “riskless principals” transactions through certain dealers in the over-the-counter market under which “commissions” are paid on such transactions. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Wachovia Securities in any transaction in which Wachovia Securities acts as principal. Thus, it will not deal with Wachovia Securities if execution involves Wachovia Securities’ acting as principal with respect to any part of the Fund’s order.

Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act) except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Portfolios’ current ability to pursue their respective investment objectives. However, in the future it is possible that the Fund may under other circumstances be at a disadvantage because of this limitation in comparison to other funds not subject to such a limitation.

In placing orders for portfolio securities of the Fund, a subadviser’s overriding objective is to obtain the best possible combination of price and execution. The subadviser seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the subadvisers may consider in selecting a particular broker, dealer or futures commission merchant firms are: knowledge of negotiated commission rates currently available and other transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the knowledge of the financial stability of the firms; the knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction. The greater a Portfolio’s portfolio turnover (i.e., purchases or sales of securities), the greater the Portfolio’s “other expenses” are likely to be.

When a subadviser selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of a subadvisers’ investment activities; some of such services, obtained in connection with the execution of transactions for one investment account may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

Wachovia Securities (or a broker-dealer affiliated with a subadviser of the Fund) may act as a securities broker or futures commission merchant for the Fund. In order for Wachovia Securities or such other broker-dealer to effect any transactions for the Portfolios, the commissions received by Wachovia Securities or such other broker-dealer must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Wachovia Securities or such other broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm’s-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the directors who are not “interested” persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Wachovia Securities or such other broker-dealer are consistent with the foregoing standard.

For the years ended December 31, 2003, 2002, and 2001, the Portfolios paid the following amounts in brokerage commissions:

Commissions Paid by the Portfolios

Year Ended December 31, 2003

A. Aggregate Commissions and Commissions Paid to Prudential Securities Incorporated (PSI)/Wachovia Securities LLC (Wachovia)

Portfolio	Aggregate Commissions	Commissions Paid to PSI/Wachovia	% of Commissions Paid to PSI/Wachovia
Conservative Balanced	$—	$—	—
Diversified Bond	89,830	—	—
Diversified Conservative Growth	270,826	120	0.04%
Equity	6,141,894	70,607	1.15%
Flexible Managed	2,417,548	—	—
Global	1,566,728	—	—
Government Income	175,417	—	—
High Yield Bond	4,071	—	—
Jennison	3,069,202	23,216	0.76%
Jennison 20/20 Focus	253,785	—	—
Money Market	—	—	—
Natural Resources	511,701	—	—
Small Capitalization Stock	72,139	—	—
Stock Index	115,082	—	—
Value	4,437,415	—	—
Zero Coupon Bond 2005	—	—	—
SP AIM Aggressive Growth	40,488	141	0.35%
SP AIM Core Equity	21,133	5	0.02%
SP Alliance Large Cap Growth	203,893	—	—
SP Davis Value	171,401	—	—
SP Deutsche International Equity	196,577	—	—
SP Goldman Sachs Small Cap Value	398,301	545	0.14%
SP Large Cap Value	80,897	325	0.40%
SP MFS Capital Opportunities	32,886	184	0.56%
SP Mid Cap Growth	109,201	—	—
SP PIMCO High Yield	9,825	—	—
SP PIMCO Total Return	100,609	—	—
SP State Street Research Small Cap Growth	128,441	—	—
SP Prudential U.S. Emerging Growth	1,182,475	—	—
SP Strategic Partners Focused Growth	83,033	—	—
SP Technology	65,230	124	0.19%
SP William Blair International Growth	592,941	—	—
SP Aggressive Growth Asset Allocation	—	—
SP Balanced Asset Allocation	—	—	—
SP Conservative Asset Allocation	—	—	—
SP Growth Asset Allocation	—	—	—
Total	22,542,969	95,267	0.42%

B. Commissions Paid to Other Affiliated Brokers

Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid
Conservative Balanced	—	$—	—
Diversified Bond	—	—	—
Diversified Conservative Growth	—	—	—
Equity	—	—	—
Flexible Managed	—	—	—
Global	—	—	—
Government Income	—	—	—
High Yield Bond	—	—	—
Jennison	—	—	—
Jennison 20/20 Focus	—	—	—
Money Market	—	—	—
Natural Resources	—	—	—
Small Capitalization Stock	—	—	—
Stock Index	—	—	—
Value	—	—	—
Zero Coupon Bond 2005	—	—	—
SP AIM Aggressive Growth	—	—	—
SP AIM Core Equity	—	—	—
SP Alliance Large Cap Growth	—	—	—
SP Davis Value	—	—	—
SP Deutsche International Equity	—	—	—
SP Goldman Sachs Small Cap Value	Fidelity Capital Markets National Financial Services Co.	10,734	2.70%
SP Large Cap Value	Fidelity Capital Markets National Financial Services Co.	986	1.22%
SP MFS Capital Opportunities	—	—	—
SP Mid Cap Growth	—	—	—
SP PIMCO High Yield	—	—	—
SP PIMCO Total Return	—	—	—
SP State Street Research Small Cap Growth	—	—	—
SP Prudential U.S. Emerging Growth	—	—	—
SP Strategic Partners Focused Growth	Sanford C. Bernstein	165	0.20%
SP Technology	—	—	—
SP William Blair International Growth	—	—	—
SP Aggressive Growth Asset Allocation	—	—
SP Balanced Asset Allocation	—	—	—
SP Conservative Asset Allocation	—	—
SP Growth Asset Allocation	—	—	—
Total		14,706	0.07%

Year Ended December 31, 2002

A. Aggregate Commissions and Commissions Paid to Prudential Securities Incorporated (PSI)

Portfolio	Aggregate Commissions	Commissions Paid to PSI	% of Commissions Paid to PSI
Conservative Balanced	$281,528	—	—%
Diversified Bond	135,196	—	—%
Diversified Conservative Growth	307,645	—	—%
Equity	7,130,497	21,542	0.30%
Flexible Managed	3,103,492	—	—%
Global	1,896,261	—	—%
Government Income	53,587	—	—%
High Yield Bond	—	—	—%
Jennison	4,396,637	294,422	6.70%
Jennison 20/20 Focus	186,990	—	—%
Money Market	—	—	—%
Natural Resources	693,083	—	—%
Small Capitalization Stock	147,866	—	—%
Stock Index	271,520	—	—%
Value	3,651,334	—	—%
Zero Coupon Bond 2005	—	—	—%
SP AIM Aggressive Growth	19,538	108	0.55%
SP AIM Core Equity	32,373	245	0.76%
SP Alliance Large Cap Growth	101,705	—	—%
SP Davis Value	156,436	2,210	1.41%
SP Deutsche International Equity	178,707	—	—%
SP Goldman Sachs Small Cap Value	232,789	—	—%
SP Large Cap Value	66,405	—%
SP MFS Capital Opportunities	39,668	—	—%
SP Mid Cap Growth	122,353	—	—%
SP PIMCO High Yield	10,738	—	—%
SP PIMCO Total Return	32,226	—	—%
SP State Street Research Small Cap Growth	42,591	—	—%
SP Prudential U.S. Emerging Growth	605,353		%
SP Strategic Partners Focused Growth	43,576	—	—
SP Technology	31,760	25	0.08%
SP William Blair International Growth	291,509	—	—%
SP Aggressive Growth Asset Allocation	—	—	—%
SP Balanced Asset Allocation	—	—	—%
SP Conservative Asset Allocation	—	—	—%
SP Growth Asset Allocation	—	—	—%

Total	$24,263,363	318,552	1.31%

B. Commissions Paid to Other Affiliated Brokers

Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid
SP Large Cap Value	Fidelity Investments	$709	1.07%
SP Goldman Sachs Small Cap Value	Fidelity Investments	6,843	2.90%

Total		$7,552	0.03%

Commissions Paid by the Portfolios

Year Ended December 31, 2001

A. Aggregate Commissions and Commissions Paid to PSI

Portfolio	Aggregate Commissions	Commissions Paid to PSI	% of Commissions Paid to PSI
Conservative Balanced	$207,716	—	—
Diversified Bond	40,861	—	—
Diversified Conservative Growth	267,627	—	—
Equity	9,096,850	42,073	0.46%
Flexible Managed	1,255,291	—	—
Global	1,900,782	—	—
Government Income	—	—	—
High Yield Bond	3,572	—	—
Jennison	4,221,589	420,475	9.96%
Jennison 20/20 Focus	352,133	—	—
Money Market	—	—	—
Natural Resources	440,670	—	—
Small Capitalization Stock	244,729	—	—
Stock Index	204,796	—	—
Value	6,075,779	8,159	0.13%
Zero Coupon Bond 2005	—	—	—
SP AIM Aggressive Growth	69,232	—	—
SP AIM Core Equity	16,880	200	1.18%
SP Alliance Large Cap Growth	47,965	—	—
SP Alliance Technology	6,719	—	—
SP Davis Value	111,253	—	—
SP Deutsche International Equity	101,197	—	—
SP Goldman Sachs Small Cap Value	60,840	—	—
SP Large Cap Value	16,395	—	—
SP MFS Capital Opportunities	18,118	—	—
SP Mid Cap Growth	15,182	—	—
SP PIMCO High Yield	1,375	—	—
SP PIMCO Total Return	2,290	—	—
SP Prudential U.S. Emerging Growth	84,614	—	—
SP State Street Small Cap Growth	7,931	—	—
SP Strategic Partners Focused Growth	25,772	—	—
SP William Blair International Growth	102,569	—	—
SP Aggressive Growth Asset Allocation	—	—	—
SP Balanced Asset Allocation	—	—	—
SP Conservative Asset Allocation	—	—	—
SP Growth Asset Allocation	—	—	—

Total	$25,040,572	$470,907	1.88%

B. Commissions Paid to Other Affiliated Brokers

Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid
Equity	Salomon Smith Barney	$92,297	1.01%
SP Large Cap Value	Fidelity Capital Markets	85	0.51%
SP Goldman Sachs Small Cap Value	Fidelity Capital Markets	867	1.42%
SP PIMCO High Yield	Deutsche Bank	583	42.4%
SP Deutsche International Equity	DB Alex Brown	703	0.69%

Total		$94,535	0.37%

III. Taxation of the Fund

The Fund intends to qualify as regulated investment company under Subchapter M of the Internal Code of 1986, as amended (the Code). The Fund generally will not be subject to federal income tax to the extent it distributes to shareholders its net investment income and net capital gains in the manner required by the Code. There is a 4% excise tax on the undistributed income and capital gains of a regulated investment company that is not excepted from this provision under Internal Revenue Code Section 4982(f). If applicable, each Portfolio intends to employ practices that will eliminate or minimize this excise tax.

Federal tax law requires that the assets underlying variable contracts, including the Fund, meet certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the GNMA) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. Alternatively each Portfolio will be diversified if it satisfies the required test for regulated investment companies under Internal Revenue Code Section 851(b)(4), and no more then 55% of the Fund’s assets are attributable to cash, cash items (including receivables), government securities and securities of other regulated investment companies.

Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the return on those securities.

This is a general and brief summary of the tax laws and regulations applicable to the Fund. The law and regulations may change. You should consult a tax adviser for complete information and advice.

IV. Custodian and Transfer Agent

State Street Bank and Trust Company (State Street), 801 Pennsylvania, Kansas City, MO 64105, is the custodian of the assets held by all the Portfolios. State Street is also the custodian of the assets held in connection with repurchase agreements entered into by the Portfolios, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities held by these Portfolios. State Street employs subcustodians, for the purpose of providing custodial service for the Fund’s foreign assets held outside the United States.

The transfer agent is Prudential Mutual Fund Series LLC (PMFS), 194 Wood Avenue South, Iselin, NJ 08830. For performance by PMFS pursuant to the Transfer Agency and Service Agreement, the Fund pays to PMFS an annual fee of $125,000 and certain out-of-pocket expenses including, but not limited to; postage, stationery, printing, allocable communication costs, microfilm or microfiche, and expense incurred at the specific direction of the Fund.

V. Experts

The financial statements of the Fund as of December 31, 2003 incorporated by reference in this statement of additional information have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on the authority of said firm as experts in auditing. PricewaterhouseCoopers LLP’s principal business address is 1177 Avenue of the Americas, New York, NY 10036.

The Audit Committee and the full Board of Directors of the Fund approved the selection of KPMG LLP as the Fund’s independent auditors for the fiscal year ending December 31, 2004. KPMG LLP’s principal business address is 757 Third Avenue, New York, NY 10017.

VI. Licenses

As part of the Investment Advisory Agreement, PI has granted the Fund a royalty-free, non-exclusive license to use the words “The Prudential” and “Prudential” and its registered service mark of a rock representing the Rock of Gibraltar. However, PI may terminate this license if PI or a company affiliated with it ceases to be the Fund’s investment adviser. PI may also terminate the license for any other reason upon 60 days’ written notice; but, in this event, the Investment Advisory Agreement shall also terminate 120 days following receipt by the Fund of such notice, unless a majority of the outstanding voting securities of the Fund vote to continue the Agreement notwithstanding termination of the license.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s (S&P). S&P makes no representation or warranty, express or implied, to Contract owners or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index. The S&P 500 Index and the S&P SmallCap 600 Index are determined, composed and calculated by S&P without regard to the Fund, the Stock Index Portfolio or the Small Capitalization Stock Portfolio. S&P has no obligation to take the needs of the Fund or the Contract owners into consideration in determining, composing or calculating the S&P 500 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund shares or the timing of the issuance or sale of those shares or in the determination or calculation of the equation by which the shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund shares.

S&P Does Not Guarantee The Accuracy And/Or The Completeness Of The S&P 500 Index, The S&P Smallcap 600 Index Or Any Data Included Therein And S&P Shall Have No Liability For Any Errors, Omissions, Or Interruptions Therein. S&P Makes No Warranty, Express Or Implied As To Results To Be Obtained By The Fund, Contract Owners, Or Any Other Person Or Entity From The Use Of The S&P 500 Index, The S&P Smallcap 600 Index Or Any Data Included Therein. S&P Makes No Express Or Implied Warranties, And Expressly Disclaims All Warranties Of Merchantability Or Fitness For A Particular Purpose Or Use With Respect To The S&P 500 Index, The S&P Smallcap 600 Index Or Any Data Included Therein. Without Limiting Any Of The Foregoing, In No Event Shall S&P Have Any Liability For Any Special, Punitive, Indirect, Or Consequential Damages (Including Lost Profits), Even If Notified Of The Possibility Of Such Damages.

MANAGEMENT OF THE FUND

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by PI.

Independent Directors

Name, Address** and Age	Position With Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
Saul K. Fenster, Ph.D. (71)	Director	Since 1983	President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; Director (since 1998) Society of Manufacturing Engineering Education Foundation, Director (since 1995) of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	81	Member (since 2000), Board of Directors of IDT Corporation.

Delayne Dedrick Gold (64)	Director	Since 2001	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	85

Julian A. Lerner (79)	Director Emeritus	Since 2003	Senior Vice President and Portfolio Manager (1986-1995); AIM Charter Fund and AIM Summit Fund.	78

Name, Address** and Age	Position With Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
W. Scott McDonald, Jr. (67)	Vice Chairman and Director	Since 1983	Management Consultant (since 1997) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly, principal (1995-1997), Scott McDonald & Associates, Chief Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University, interim President (1988-1990), Drew University and former Director of School, College and University Underwriters Ltd.	81	—

Thomas T. Mooney (62)	Chairman and Director	Since 2001	Chief Executive Officer, the Rochester Business Alliance, formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive; Director of Blue Cross of Rochester and Executive Service Corps of Rochester; Director of the Rochester Individual Practice Association; Director of Rural Metro Ambulance Rochester (since 2003).	81	Director (since 1988) of The High Yield Plus Fund, Inc.

Thomas M. O’Brien (53)	Director	Since 2003	President and Chief Executive Officer (since May 2000) of Atlantic Bank of New York; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank.	78	Director (December 1996-May 2000) of North Fork Bank; Director (since May 2000) of Atlantic Bank of New York.

John A. Pileski (64)	Director	Since 2003	Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.	78	Director (since April 2001) of New York Community Bank.

F. Don Schwartz (68)	Director	Since 2003	Management Consultant (since April 1985).	78	—

Interested Directors

Name, Address** and Age	Position With Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
*David R. Odenath, Jr. (47)	President and Director	Since 1999	President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.	79	—

Name, Address** and Age	Position With Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
*Robert F. Gunia (57)	Vice President and Director	Since 2001	Chief Administrative Officer (since June 1999) of Prudential Investments LLC (PI); Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).	179	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers

Name, Address** and Age	Position With Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Grace C. Torres (44)	Treasurer and Principal Financial and Accounting Officer	Since 1997	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jeffrey M. Scarbel (40)	Assistant Treasurer	Since 2000	Vice President (since November 2000) of PI; formerly Director (October 1996-November 2000) of PI.

Jonathan D. Shain (45)	Secretary	Since 2001	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

Edward P. Macdonald (36)	Assistant Secretary	Since 2003	Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.; Chief Counsel, Investment Management of American Skandia, Inc. (ASI) (since July 2002); Senior Counsel, Securities of ASI (September 2000-June 2002); Counsel of ASI (December 1999-August 2000); Senior Associate of Counsel of ASI (April 1999-December 1999); Branch Chief, Senior Counsel and Attorney at the U.S. Securities and Exchange Commission (October 1994-April 1999).

Marguerite E. H. Morrison (48)	Chief Legal Officer and Assistant Secretary	Since 2002	Vice President and Chief Legal Officer-Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Name, Address** and Age	Position With Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years

Lee D. Augsburger (44)	Chief Compliance Officer	Since 2004	Vice President and Chief
Compliance Officer (since
May 2003) of PI; Vice
President and Chief
Compliance Officer (since
October 2000) of Prudential
Investment Management, Inc.;
formerly Vice President and
Chief Legal Officer-Annuities
(August 1999-October 2000)
of Prudential Insurance
Company of America; Vice
President and Corporate
Counsel (November 1997-
August 1999) of Prudential
Insurance Company of
America.

Maryanne Ryan (40)	Anti-Money Laundering Compliance Officer	Since 2002	Vice President, Prudential (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

*	“Interested” Director, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).
**	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.
***	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Director and/or Officer.
****	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

The Fund has Directors who oversee the actions of the Fund’s Manager, each subadviser and Distributor, and decide upon matters of general policy. The Directors also review the actions of the Fund’s Officers, who conduct and supervise the daily business operations of the Fund.

Directors and Officers of the Fund are also trustees, directors and officers of some or all of the other investment companies advised by the Fund’s Manager and distributed by PIMS.

The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

Standing Board Committees

The Board has established three standing committees in connection with governance of the Fund—Audit, Nominating and Valuation, as described below:

The Audit Committee consists of Mr. Pileski, Mr. O’Brien and Ms. Gold. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund’s independent auditors, accounting policies and procedures, and other areas relating to each Fund’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the auditors directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of auditors relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee’s responsibility is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent auditors’ responsibility to plan and carry out a proper audit. The independent accountants are responsible to the Board and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2003.

The Nominating Committee consists of Mr. Fenster and Mr. Schwartz. This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund’s shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee reviews each Director’s investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund’s retirement policy. The Nominating Committee also reviews the independence of Directors serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee met once during the fiscal year ended December 31, 2003.

The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund’s portfolio securities and other assets and meets on an as-needed basis. The Valuation Committee met 17 times during the fiscal year ended December 31, 2003.

In addition to the three standing committees of the Board, the Board of Directors has also approved participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board. The following Independent Directors serve on the Executive Committee: W. Scott McDonald, Jr. and Thomas T. Mooney, The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and fund management on issues that affect more than one fund; serving as a liaison between the Boards of Directors/Trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.

The Fund pays each of its Directors who is not an affiliated person of the Manager or the Subadvisers annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as result of the creation of additional funds upon whose Boards the Directors may be asked to serve.

Independent Directors may defer receipt of their Directors’ fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Director’s fees which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. The Fund’s obligation to make payments of deferred Directors’ fees, together with interest thereon, is a general obligation of the Fund.

The Fund has no retirement or pension plan for its Directors.

The following tables sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2003 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund’s Board and the Board of any other investment companies managed by PI (the Fund Complex), for the calendar year ended December 31, 2003.

Compensation Table

Name and Position (1)	Aggregate Compensation From Fund	Aggregate Compensation from Fund and Fund Complex
Saul K. Fenster, Ph.D.—Director	$66,858	$174,300	(5/81	)*
Delayne Dedrick Gold—Director	$69,718	$216,300	(8/85	)*
Robert E. La Blanc—Director (2)	$14,988	$195,800	(42/98	)*
Julian A. Lerner—Director Emeritus(3)	$—	$80,000	(4/78	)*
Douglas H. McCorkindale—Director (2) **	$24,600	$159,800	(38/91	)*
W. Scott McDonald, Jr.—Director **	$69,300	$187,800	(5/81	)*
Thomas T. Mooney—Director**	$78,384	$224,300	(6/81	)*
Stephen P. Munn—Director (2)	$21,644	$166,300	(42/98	)*
Thomas M. O’Brien—Director(3)	$43,530	$89,000	(4/78	)*
John A. Pileski—Director(3)	$45,176	$93,000	(4/78	)*
Richard A. Redeker—Director (2)	$21,350	$169,800	(38/92	)*
F. Don Schwartz—Director(3)	$42,158	$86,500	(4/78	)*
Robin B. Smith—Director (2) **	$17,276	$173,500	(41/97	)*
Stephen Stoneburn—Director (2)	$15,324	$181,300	(40/95	)*
Nancy H. Teeters—Director (2)	$19,750	$140,000	(37/90	)*
Louis A. Weil, III—Director(4)	$62,410	$158,800	(5/80	)*
Clay T. Whitehead—Director (2)	$30,110	$223,300	(41/96	)*

(1)	Interested Directors do not receive compensation from the Fund or any fund in the Fund Complex.
(2)	Resigned from the Board of Directors of the Fund during the calendar year ended December 31, 2003.
(3)	Joined the Board of Directors of the Fund during the calendar year ended December 31, 2003.
(4)	Mr. Weil resigned from the Board of Directors effective February 27, 2004.
*	Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.
**	Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2003, such compensation was deferred at the election of the Directors, in total or in part, under the Fund’s deferred fee agreement. Including accrued interest and the selected Prudential Fund’s rate of return on amounts deferred through December 31, 2003, the total amount of compensation for the year amounted to $274,573, $206,230, $291,363 and $388,622 for Messrs. McCorkindale, McDonald, Mooney, and Ms. Smith, respectively.

The following tables set forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2003.

Director Share Ownership Table

Independent Directors

Name of Director	Dollar Range of Securities in the Fund		Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen By Director in Fund Complex
Saul K. Fenster		—	$50,001-100,000
Delayne Dedrick Gold		—	over $100,000
Robert E. La Blanc (1)		—	over $100,000
Julian A. Lerner		—	None
Douglas H. McCorkindale(1)		—	over $100,000
W. Scott McDonald, Jr.		—	over $100,000
Thomas T. Mooney		—	over $100,000
Stephen P. Munn (1)		—	over $100,000
Thomas M. O’Brien		—	None
John A. Pileski		—	None
Richard A. Redeker (1)	over $	100,000	over $100,000
F. Don Schwartz			$50,001-100,000
Robin B. Smith (1)		—	over $100,000
Stephen Stoneburn (1)		—	over $100,000
Nancy H. Teeters (1)		—	$1-10,000
Clay T. Whitehead (1)		—	over $100,000

Interested Directors

Name of Director	Dollar Range of Securities in the Fund	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen By Director in Fund Complex
Robert F. Gunia	—	over $	100,000
David R. Odenath, Jr.	—	over $	100,000
Judy A. Rice (1)	—	over $	100,000

(1) Director resigned from the Board during calendar year ended December 31, 2003.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 1, 2004, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of April 1, 2004, the owners, directly or indirectly or more than 5% of the outstanding shares of beneficial interest of any Portfolio of the Fund were as follows.

FUND # & NAME	ACCOUNT NAME	REGISTRATION (OWNER)	SHARES OWNED
600 - MONEY MARKET	PRU PDISC	M. Ostronic / T. Rescigno	6,442,602,134
600 - MONEY MARKET	PRU QVIP	M. Ostronic / T. Rescigno	5,540,956.101
600 - MONEY MARKET	PRU PVAL 60	M. Ostronic / T. Rescigno	7,409,504.533
600 - MONEY MARKET	PLAZ DISCB	M. Ostronic / T. Rescigno	17,416,318.669

601 - DIVERSIFIED BOND	PRU PDISC	M. Ostronic / T. Rescigno	6,448,219.431
601 - DIVERSIFIED BOND	PRU QVIP	M. Ostronic / T. Rescigno	8,005,298.847
601 - DIVERSIFIED BOND	PRU PVAL 60	M. Ostronic / T. Rescigno	8,991,449.643
601 - DIVERSIFIED BOND	PLAZ VAL	M. Ostronic / T. Rescigno	7,482,547.318
601 - DIVERSIFIED BOND	PLAZ DISCB	M. Ostronic / T. Rescigno	41,387,696.006
601 - DIVERSIFIED BOND	PRU PVAL 90	M. Ostronic / T. Rescigno	6,339,272.581
601 - DIVERSIFIED BOND	PLNJ PSIII	W.sues/T.Rescigno-Palughi	11,684,835.736

602 - GOV’T INCOME	PRU PVAL 90	M. Ostronic / T. Rescigno	3,679,613.209
602 - GOV’T INCOME	PRU PDISC	M. Ostronic / T. Rescigno	5,794,615.296
602 - GOV’T INCOME	VCA 24	J. Salvati	3,614,569.678
602 - GOV’T INCOME	PRU QVIP	M. Ostronic / T. Rescigno	5,492,309.586
602 - GOV’T INCOME	PRU PVAL 60	M. Ostronic / T. Rescigno	5,573,533.691
602 - GOV’T INCOME	PRU VIP	M. Ostronic / T. Rescigno	3,056,257.868
602 - GOV’T INCOME	PLAZ PSELI	M. Ostronic / T. Rescigno	5,470,982.482
602 - GOV’T INCOME	PLAZ VAL	M. Ostronic / T. Rescigno	2,323,113.883

604 - ZERO COUPON 2005	PRU PVAL 90	M. Ostronic / T. Rescigno	932,372.698
604 - ZERO COUPON 2005	PRU PVAL 60	M. Ostronic / T. Rescigno	1,762,859.454
604 - ZERO COUPON 2005	PLAZ PSELI	M. Ostronic / T. Rescigno	1,946,706.429

605 - CONS BALANCED	PRU PVAL 90	M. Ostronic / T. Rescigno	31,918,398.361
605 - CONS BALANCED	PRU PDISC	M. Ostronic / T. Rescigno	19,079,767.567
605 - CONS BALANCED	PRU PVAL 60	M. Ostronic / T. Rescigno	33,607,813.225
605 - CONS BALANCED	PRU VIP	M. Ostronic / T. Rescigno	12,914,347.454
605 - CONS BALANCED	PLAZ VAL	M. Ostronic / T. Rescigno	34,087,029.299
605 - CONS BALANCED	PRU QVIP	M. Ostronic / T. Rescigno	29,264,969.466

606 - FLEX MANAGED	PRU PVAL 90	M. Ostronic / T. Rescigno	33,366,349.672
606 - FLEX MANAGED	PRU QVIP	M. Ostronic / T. Rescigno	29,695,962.060
606 - FLEX MANAGED	PRU PVAL 60	M. Ostronic / T. Rescigno	51,572,371.550
606 - FLEX MANAGED	PLAZ VAL	M. Ostronic / T. Rescigno	59,759,327.695

606 - FLEX MANAGED	PLNJ VAL	M. Ostronic / T. Rescigno	13,111,253.646

607 - HIGH YIELD	PLAZ DISCB	M. Ostronic / T. Rescigno	46,008,019.281
607 - HIGH YIELD	PLAZ VUL	M. Ostronic / T. Rescigno	118,507,099.268
607 - HIGH YIELD	PLNJ VAL	M. Ostronic / T. Rescigno	43,898,974.874

608 - STOCK INDEX	PRU PVAL 90	M. Ostronic / T. Rescigno	9,799,518.665
608 - STOCK INDEX	PRU PDISC	M. Ostronic / T. Rescigno	5,969,281.746
608 - STOCK INDEX	VCA 24	J.Salvati	10,082,447.129
608 - STOCK INDEX	PRU QVIP	M. Ostronic / T. Rescigno	8,645,816.377
608 - STOCK INDEX	PRU PVAL 60	M. Ostronic / T. Rescigno	17,814,545.761
608 - STOCK INDEX	PLAZ DISCB	M. Ostronic / T. Rescigno	16,345,418.953
608 - STOCK INDEX	PLAZ VAL	M. Ostronic / T. Rescigno	5,424,535.342

609 - VALUE	PRU PVAL 90	M. Ostronic / T. Rescigno	9,106,302.393
609 - VALUE	PRU PDISC	M. Ostronic / T. Rescigno	10,766,538.648
609 - VALUE	PRU QVIP	M. Ostronic / T. Rescigno	8,942,546.366
609 - VALUE	PRU PVAL 60	M. Ostronic / T. Rescigno	17,621,880.249
609 - VALUE	PLAZ DISCB	M. Ostronic / T. Rescigno	16,904,312.562
609 - VALUE	PLAZ VAL	M. Ostronic / T. Rescigno	4,678,943.033

610 - EQUITY	PRU PDISC	M. Ostronic / T. Rescigno	13,145,207.413
610 - EQUITY	VCA 24	J. Salvati	11,864,515.052
610 - EQUITY	PRU QVIP	M. Ostronic / T. Rescigno	21,047,534.150
610 - EQUITY	PRU PVAL 60	M. Ostronic / T. Rescigno	37,110,603.535
610 - EQUITY	PLAZ DISCB	M. Ostronic / T. Rescigno	16,533,060.740
610 - EQUITY	PLAZ VAL	M. Ostronic / T. Rescigno	29,226,614.097
610 - EQUITY	PRU PVAL 90	M. Ostronic / T. Rescigno	26,103,304.402

611 - JENNISON	PRU PVAL 90	M. Ostronic / T. Rescigno	7,118,134.325
611 - JENNISON	PRU PDISC	M. Ostronic / T. Rescigno	6,216,327.056
611 - JENNISON	PRU QVIP	M. Ostronic / T. Rescigno	8,752,693.304
611 - JENNISON	PRU PVAL 60	M. Ostronic / T. Rescigno	16,995,092.595
611 - JENNISON	PLAZ DISCB	M. Ostronic / T. Rescigno	28,282,948.535
611 - JENNISON	PLAZ VAL	M. Ostronic / T. Rescigno	5,643,186.315

612 - SMALL CAP	PRU PVAL 90	M. Ostronic / T. Rescigno	3,357,620.054
612 - SMALL CAP	PRU PDISC	M. Ostronic / T. Rescigno	3,622,986.940
612 - SMALL CAP	PRU QVIP	M. Ostronic / T. Rescigno	4,482,775.948
612 - SMALL CAP	PRU PVAL 60	M. Ostronic / T. Rescigno	9,457,102.734
612 - SMALL CAP	PLAZ DISCB	M. Ostronic / T. Rescigno	5,087,505.958
612 - SMALL CAP	PLAZ VAL	M. Ostronic / T. Rescigno	3,164,949.903

613 - GLOBAL	PRU PVAL 90	M. Ostronic / T. Rescigno	3,347,331.698
613 - GLOBAL	PRU PDISC	M. Ostronic / T. Rescigno	4,725,326.543
613 - GLOBAL	VCA 24	J. Salvati	3,782,988.893

613 - GLOBAL	PRU QVIP	M. Ostronic / T. Rescigno	5,137,012.526
613 - GLOBAL	PRU PVAL 60	M. Ostronic / T. Rescigno	9,128,887.249
613 - GLOBAL	PLAZ DISCB	M. Ostronic / T. Rescigno	5,473,371.859
613 - GLOBAL	PLAZ VAL	M. Ostronic / T. Rescigno	2,651,536.628

614 - NATURAL RESOURCES	PRU PVAL 90	M. Ostronic / T. Rescigno	4,143,381.032
614 - NATURAL RESOURCES	PRU PDISC	M. Ostronic / T. Rescigno	2,269,571.368
614 - NATURAL RESOURCES	PRU QVIP	M. Ostronic / T. Rescigno	3,001,308.011
614 - NATURAL RESOURCES	PRU PVAL 60	M. Ostronic / T. Rescigno	5,860,626.950
614 - NATURAL RESOURCES	PLAZ VAL	M. Ostronic / T. Rescigno	2,331,149.721

615 - 20/20 FOCUS	PLAZ DISCB	M. Ostronic / T. Rescigno	5,312,507.275
615 - 20/20 FOCUS	PLNJ DISCSL	M. Ostronic / T. Rescigno	524,681.734

616 - CONS GROWTH	PLAZ DISCB	M. Ostronic / T. Rescigno	14,924,878.215
616 - CONS GROWTH	PLNJ DISCSL	M. Ostronic / T. Rescigno	901,924.014

626 - VALUE CLASS 2	HARTFORD LIFE INS	HARTFORD LIFE	44,297.904
626 - VALUE CLASS 2	HARTFORD LIFE & ANNUITY	HARTFORD LIFE & ANNUITY	66,069.086
626 - VALUE CLASS 2	SEP ACCT OF PACIFIC LIFE INS	PACIFIC LIFE INS CO	44,991.939

627 - EQUITY CLASS 2	GREAT WEST LIFE & ANNUITY	GREAT WEST LIFE & ANNUITY	45,225.453

628 - JENNISON CLASS 2	OHIO NATIONAL LIFE INS	OHIO NATIONAL LIFE INS	434,909.959
628 - JENNISON CLASS 2	INGUSA ANNUNITY & LIFE	DANIELLE BAIN	3,609,968.294

632 - 20/20 FOCUS CLASS 2	ALLIANZ LIFE	ALLIANZ LIFE	4,079,339.487
632 - 20/20 FOCUS CLASS 2	OHIO NATIONAL LIFE INS	OHIO NATIONAL LIFE INS	1,016,089.608

638 - SP AGG GRTH ASSET ALLOC	PLAZ DISCB	M. Ostronic / T. Rescigno	713,609.417
638 - SP AGG GRTH ASSET ALLOC	SPAO ENHANCED III	Valerie Simpson	1,110,771.468
638 - SP AGG GRTH ASSET ALLOC	SPAO ENHANCED III	Valerie Simpson	1,545,009.440
638 - SP AGG GRTH ASSET ALLOC	SPAO ENHANCED III	Valerie Simpson	535,114.783

639 - SP AIM AGG GRTH	PLAZ VUL	M. Ostronic / T. Rescigno	258,911.811
639 - SP AIM AGG GRTH	SP: NON EXCHANGE 3	Valerie Simpson	378,311.726
639 - SP AIM AGG GRTH	SP: NON EXCHANGE 1	Valerie Simpson	217,085.174
639 - SP AIM AGG GRTH	SP: NON EXCHANGE 2	Valerie Simpson	199,534.140
639 - SP AIM AGG GRTH	PLAZ VULII	M. Ostronic / T. Rescigno	406,896.194

639 - SP AIM AGG GRTH	PLAZ SPSEL	James Dell’Omo/ Valerie Sim	298,668.832

640 - SP AIM GROWTH INCOME	SP NON EXCH 3	Valerie Simpson	552,990.883
640 - SP AIM GROWTH INCOME	SP NON EXCH 1	Valerie Simpson	399,751.758
640 - SP AIM GROWTH INCOME	SP NON EXCH 2	Valerie Simpson	335,661.395
640 - SP AIM GROWTH INCOME	PLAZ SPSEL	James Dell’Omo/ Valerie Sim	407,555.481
640 - SP AIM GROWTH INCOME	PLAZ VULII	M. Ostronic / T. Rescigno	205,773.661

641 - SP ALLIANCE LG CAP GRTH	SP BAL ASSET ALLOC	JEFF SCARBEL	8,022,836.399
641 - SP ALLIANCE LG CAP GRTH	SP CON ASSET ALLOC	JEFF SCARBEL	4,182,568.203
641 - SP ALLIANCE LG CAP GRTH	SP GROWTH ASSET ALLOC	JEFF SCARBEL	5,999,040.190

642 - SP ALLIANCE TECH PORT	PLAZ DISCB	M. Ostronic / T. Rescigno	735,875.851
642 - SP ALLIANCE TECH PORT	SP NON EXCH 3	Valerie Simpson	490,228.328
642 - SP ALLIANCE TECH PORT	SP NON EXCH 1	Valerie Simpson	300,195.538
642 - SP ALLIANCE TECH PORT	SP NON EXCH 2	Valerie Simpson	329,917.820
642 - SP ALLIANCE TECH PORT	PLAZ VULII	M. Ostronic / T. Rescigno	370,269.713
642 - SP ALLIANCE TECH PORT	SPAO ENHANCED III	Valerie Simpson	273,476.233
642 - SP ALLIANCE TECH PORT	SPAO ENHANCED III	Valerie Simpson	624,064.979

643 - SP BALANCE ASSET ALLOC	PLAZ DISCB	M. Ostronic / T. Rescigno	5,477,187.482
643 - SP BALANCE ASSET ALLOC	SP NON EXCH 3	Valerie Simpson	3,209,714.278
643 - SP BALANCE ASSET ALLOC	PLAZ SPSEL	James Dell’Omo/ Valerie Sim	3,886,714.791
643 - SP BALANCE ASSET ALLOC	SPAO ENHANCED III	Valerie Simpson	5,288,316.113
643 - SP BALANCE ASSET ALLOC	SPAO ENHANCED III	Valerie Simpson	8,013,949.404

644 - SP CONS ASSET ALLOC	PLAZ DISCB	M. Ostronic / T. Rescigno	3,080,838.196
644 - SP CONS ASSET ALLOC	SP NON EXCH 1	Valerie Simpson	1,972,815.050
644 - SP CONS ASSET ALLOC	PLAZ SPSEL	James Dell’Omo/ Valerie Sim	2,721,992.420
644 - SP CONS ASSET ALLOC	SPAO ENHANCED III	Valerie Simpson	3,038,161.563
644 - SP CONS ASSET ALLOC	SPAO ENHANCED III	Valerie Simpson	3,329,265.718

645 - DAVIS VALUE	SP NON EXCH 3	Valerie Simpson	2,416,782.308

645 - DAVIS VALUE	SP BAL ASSET ALLOC	JEFF SCARBEL	9,747,696.993
645 - DAVIS VALUE	SP CON ASSET ALLOC	JEFF SCARBEL	5,063,996.133
645 - DAVIS VALUE	SP GROWTH ASSET ALLOC	JEFF SCARBEL	7,263,754.718

646 - SP DEUTSCHE INT EQUITY	PLAZ VULII	M. Ostronic / T. Rescigno	941,398.879
646 - SP DEUTSCHE INT EQUITY	SP AGG GRTH ASSET ALLOC	JEFF SCARBEL	1,562,975.724
646 - SP DEUTSCHE INT EQUITY	SP BAL ASSET ALLOC	JEFF SCARBEL	3,595,897.254
646 - SP DEUTSCHE INT EQUITY	SP GROWTH ASSET ALLOC	JEFF SCARBEL	5,401,712.493

647 - SP GROWTH ASSET ALLOC	PLAZ DISCB	M. Ostronic / T. Rescigno	3,375,395.498
647 - SP GROWTH ASSET ALLOC	SP NON EXCH 3	Valerie Simpson	2,526,200.734
647 - SP GROWTH ASSET ALLOC	SPAO ENHANCED III	Valerie Simpson	5,271,282.887
647 - SP GROWTH ASSET ALLOC	SPAO ENHANCED III	Valerie Simpson	7,846,819.802

648 - SP INVESCO SMALL COMP	PLAZ DISCB	M. Ostronic / T. Rescigno	377,532.291
648 - SP INVESCO SMALL COMP	PLAZ VUL	M. Ostronic / T. Rescigno	362,191.792
648 - SP INVESCO SMALL COMP	SP NON EXCH 3	Valerie Simpson	468,087.386
648 - SP INVESCO SMALL COMP	PLAZ VULII	M. Ostronic / T. Rescigno	489,519.917
648 - SP INVESCO SMALL COMP	PLAZ SPSEL	James Dell’Omo/ Valerie Sim	503,318.157
648 - SP INVESCO SMALL COMP	SPAO ENHANCED III	Valerie Simpson	446,133.499
648 - SP INVESCO SMALL COMP	SPAO ENHANCED III	Valerie Simpson	485,995.649
648 - SP INVESCO SMALL COMP	PRU SVUL	M. Ostronic / T. Rescigno	314,508.497

649 - SP JENNISON INTERNATIONAL	SP AGG GRTH ASSET ALLOC	JEFF SCARBEL	2,017,787.693
649 - SP JENNISON INTERNATIONAL	SP BAL ASSET ALLOC	JEFF SCARBEL	4,651,784.496
649 - SP JENNISON INTERNATIONAL	SP GROWTH ASSET ALLOC	JEFF SCARBEL	6,974,195.116

650 - SP LARGE CAP VALUE	PLAZ VULII	M. Ostronic / T. Rescigno	491,838.291
650 - SP LARGE CAP VALUE	PLAZ DISCB	M. Ostronic / T. Rescigno	884,485.188
650 - SP LARGE CAP VALUE	SP NON EXCH 3	Valerie Simpson	695,219.582
650 - SP LARGE CAP VALUE	SP NON EXCH 1	Valerie Simpson	668,581.259
650 - SP LARGE CAP VALUE	SP NON EXCH 2	Valerie Simpson	475,813.459
650 - SP LARGE CAP VALUE	SPAO ENHANCED III	Valerie Simpson	428,412.546

650 - SP LARGE CAP VALUE	SPAO ENHANCED III	Valerie Simpson	513,267.126
650 - SP LARGE CAP VALUE	PLAZ SPSEL	James Dell’Omo/ Valerie Sim	1,130,584.685

651 - SP MFDS CAPITAL OPP	PLAZ DISCB	M. Ostronic / T. Rescigno	211,839.923
651 - SP MFDS CAPITAL OPP	SP NON EXCH 3	Valerie Simpson	349,101.750
651 - SP MFDS CAPITAL OPP	SP NON EXCH 1	Valerie Simpson	310,695.286
651 - SP MFDS CAPITAL OPP	SP NON EXCH 2	Valerie Simpson	244,649.265
651 - SP MFDS CAPITAL OPP	PLAZ VULII	M. Ostronic / T. Rescigno	320,800.077
651 - SP MFDS CAPITAL OPP	SPAO ENHANCED III	Valerie Simpson	175,618.555
651 - SP MFDS CAPITAL OPP	SPAO ENHANCED III	Valerie Simpson	237,679.981
651 - SP MFDS CAPITAL OPP	PLAZ SPSEL	James Dell’Omo/ Valerie Sim	236,696.022

652 - SP MFS MID CAP GRTH	PLAZ DISCB	M. Ostronic / T. Rescigno	1,824,288.054
652 - SP MFS MID CAP GRTH	SP NON EXCH 3	Valerie Simpson	799,806.792
652 - SP MFS MID CAP GRTH	PLAZ VULII	M. Ostronic / T. Rescigno	874,465.103
652 - SP MFS MID CAP GRTH	SPAO ENHANCED III	Valerie Simpson	712,956.174
652 - SP MFS MID CAP GRTH	SPAO ENHANCED III	Valerie Simpson	1,018,287.380
652 - SP MFS MID CAP GRTH	PLAZ SPSEL	James Dell’Omo/ Valerie Sim	984,868.563

653 - SP PIMCO HIGH YIELD	PLAZ SPSEL	James Dell’Omo/ Valerie Sim	1,693,248.159
653 - SP PIMCO HIGH YIELD	SPAO ENHANCED III	Valerie Simpson	1,519,881.727
653 - SP PIMCO HIGH YIELD	SPAO ENHANCED III	Valerie Simpson	1,436,292.359
653 - SP PIMCO HIGH YIELD	SP BAL ASSET ALLOC	JEFF SCARBEL	5,409,389.639
653 - SP PIMCO HIGH YIELD	SP CON ASSET ALLOC	JEFF SCARBEL	3,240,709.443
653 - SP PIMCO HIGH YIELD	SP GROWTH ASSET ALLOC	JEFF SCARBEL	2,988,018.676

654 - SP PIMCO TOTAL RETURN	PLAZ DISCB	M. Ostronic / T. Rescigno	8,742,356.470
654 - SP PIMCO TOTAL RETURN	PLAZ SPSEL	James Dell’Omo/ Valerie Sim	4,059,594.516
654 - SP PIMCO TOTAL RETURN	SP BAL ASSET ALLOC	JEFF SCARBEL	14,645,300.608
654 - SP PIMCO TOTAL RETURN	SP CON ASSET ALLOC	JEFF SCARBEL	16,045,777.049
654 - SP PIMCO TOTAL RETURN	SP GROWTH ASSET ALLOC	JEFF SCARBEL	4,483,260.567

655 - SP PRU US EMERGING GRTH	PLAZ DISCB	M. Ostronic / T. Rescigno	2,090,133.519
655 - SP PRU US EMERGING GRTH	SP AGGRESSIVE ALLOC	JEFF SCARBEL	2,101,175.978
655 - SP PRU US EMERGING GRTH	SP BAL ASSET ALLOC	JEFF SCARBEL	6,219,809.982
655 - SP PRU US EMERGING GRTH	SP GROWTH ALLOC	JEFF SCARBEL	7,783,387.506

656 - SP SMALL MID CAP VALUE	PLAZ DISCB	M. Ostronic / T. Rescigno	1,616,360.486

656 - SP SMALL MID CAP VALUE	PLAZ SPSEL	James Dell’Omo/ Valerie Sim	1,155,808.710
656 - SP SMALL MID CAP VALUE	SPAO ENHANCED III	Valerie Simpson	1,139,190.321
656 - SP SMALL MID CAP VALUE	SP BAL ASSET ALLOC	JEFF SCARBEL	3,203,919.076
656 - SP SMALL MID CAP VALUE	SP GROWTH ASSET ALLOC	JEFF SCARBEL	3,993,759.062

657 - SP STRATEGIC PARTNERS	PLAZ DISCB	M. Ostronic / T. Rescigno	320,813.17
657 - SP STRATEGIC PARTNERS	SP NON EXCH 3	Valerie Simpson	439,663.173
657 - SP STRATEGIC PARTNERS	SP NON EXCH 1	Valerie Simpson	372,672.104
657 - SP STRATEGIC PARTNERS	SP NON EXCH 2	Valerie Simpson	336,962.595
657 - SP STRATEGIC PARTNERS	PLAZ SPSEL	James Dell’Omo/ Valerie Simp	316,074.811
657 - SP STRATEGIC PARTNERS	PLAZ VULII	M. Ostronic / T. Rescigno	201,180.452
657 - SP STRATEGIC PARTNERS	SPAO ENHANCED III	Valerie Simpson	193,948.843

673 - SP JENNISON INTL CLASS 2	AMERICAN SKANDIA LIFE ASSUR	AMERICAN SKANDIA LIFE	4,359,516.371
673 - SP JENNISON INTL CLASS 2	ING USA ANN & LIFE	ATTN: Danielle Bain	13,912,969.233
673 - SP JENNISON INTL CLASS 2	ALLIANZ LIFE INS	COMPANY OF N. AMERICA	3,224,600.732

679 - SP PRU US EMERG CLASS 2	GE LIFE AND ANNUITY	GE LIFE AND ANNUITY	12,140.486
679 - SP PRU US EMERG CLASS 2	SEPARATE ACCOUNT A	OF PACIFIC LIFE INS COMP	34,822.866

681 - SP STRAT PTNRS CLASS 2	ALLIANZ LIFE INS	ALLIANZ LIFE INS	2,546,325.002

FUND PERFORMANCE

Average Annual Total Return

The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for each class.

A Portfolio’s “average annual total return” is computed according to a formula prescribed by the SEC expressed as follows:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000.

T = average annual total return.

n = number of years.

ERV = Ending Redeemable Value (ERV) at the end of 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of 1-, 5-, or 10-year period.

Aggregate Total Return

A Portfolio may also advertise its aggregate total return. Aggregate total return is determined separately for each class.

A Portfolio’s aggregate total return represents the cumulative change in the value of an investment in the Portfolio for the specified period and is computed by the following formula:

T = ERV-P

    P

Where: P = a hypothetical initial payment of $1,000.

T = Total Return

ERV = Ending Redeemable Value (ERV) at the end of 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of 1-, 5-, or 10-year period assuming reinvestment of all dividends and distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

A Portfolio’s performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operation expenses. Consequently, any given performance quotation should not be considered representative of a Portfolio’s performance for any specified period in the future.

A Portfolio may include comparative performance information in advertising or marketing the Portfolio’s shares. Such performance information may include data from Lipper Inc., Morningstar Publications, Inc. and other industry publications, business periodicals and market indexes.

CALCULATION OF YIELD

The Money Market Portfolio may from time to time advertise a current quotation of yield. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchase with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Portfolio and operating expenses. The Portfolio also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Effective yield = [(base period return + 1)365/7]—1

Comparative performance information may be used from time to time in advertising or marketing the Portfolio’s shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC Financial Data. Inc., The Bank Rate Monitor, other industry publications, business periodicals and market indices.

The Money Market Portfolio’s yield fluctuates, and an annualized yield quotation is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield for any given period. Actual yield will depend upon not only changes in interest rates generally during the period in which the investment in the Portfolio is held, but also on changes in the Portfolio’s expenses.

FINANCIAL STATEMENTS

The Fund’s financial statements for the fiscal year ended December 31, 2003, incorporated in this SAI by reference to the Fund’s 2003 annual report to shareholders (File No. 811-03623), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund’s annual report at no charge by request to the Fund by calling (800) 778-2255, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

APPENDIX I

DEBT RATINGS

Moody’s Investors Services, Inc. describes its categories of corporate debt securities and its “Prime-1”, “Prime-2”, and “MIG 1” and “MIG 2” commercial paper as follows:

BONDS:

Aaa: Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated “Baa” are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return of funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s Ratings Services describes its grades of corporate debt securities and its “A” commercial paper as follows:

BONDS:

AAA: Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated “BBB” is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB-B-CCC-CC-C: Debt rated “BB”, “B”, “CCC”, “CC”, and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER:

Commercial paper rated A by Standard & Poor’s Ratings Services has the following characteristics:

Liquidity ratios are better than the industry average. Long term senior debt rating is “A” or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer’s industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designation A-1.

NOTES RATINGS

An S&P notes rating reflects the liquidity factors and market risk unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the longer the final maturity relative to other maturities, the more likely it will be treated as a note.

—Source of payment—the more dependent the issue is on the market for refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

APPENDIX II

The proxy voting policies of each subadviser to the Fund are set forth below:

A I M CAPITAL MANAGEMENT, INC.

SUMMARY OF PROXY POLICIES AND PROCEDURES

A.	Proxy Policies

Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management Group, Inc. and AIM Alternative Asset Management Company (each an “AIM Advisor” and collectively “AIM”) has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company’s board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company’s board of directors, and we do not currently expect that trend to change. Although AIM’s proxy voting policies are stated below, AIM’s proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.	Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

II.	Independent Auditors

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.

III.	Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

IV.	Corporate Matters

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

V.	Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request.

AIM’s proxy policies, and the procedures noted below, may be amended from time to time.

B.	Proxy Committee Procedures

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers’ views regarding a proposal’s impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

AIM’s proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries (“ISS”), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

C.	Business/Disaster Recovery

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS’ proxy policies and procedures, which may vary slightly from AIM’s.

D.	Restrictions Affecting Voting

If a country’s laws allow a company in that country to block the sale of the company’s shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager’s ability to trade in a stock in order to vote at a shareholder meeting.

E.	Conflicts of Interest

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM’s interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM’s relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM’s relationship with the company into account, and will vote the company’s proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

ALLIANCE CAPITAL MANAGEMENT, L.P.

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for

Voting Proxies on Behalf of Discretionary Client Accounts

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

Changes in Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management’s recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Acting General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

CALAMOS ASSET MANAGEMENT, INC.

Proxy Voting Policies and Procedures

Calamos Asset Management, Inc. (“Calamos”), as an investment adviser to clients who have granted it voting discretion, including the Calamos mutual funds and closed-end funds (the “Funds”), has adopted these proxy voting policies and procedures to help satisfy its fiduciary duties relating to proxy voting. Calamos recognizes the importance of maximizing and protecting the interests of its clients through its voting practices and of helping build stronger corporate governance within the companies in which its clients invest. To that end, these policies and procedures seek to further the voting of proxies in the best interests of our clients as investors.

I.	Establishment and Operation of Proxy Committee

A.	Establishment Calamos pursuant to these policies and procedures has established a Proxy Voting Committee, (the “Committee”), which shall have responsibility for (i) reviewing proxy statements for issuers in which clients and/or the Funds invest; (ii) reviewing of any and all relevant other information provided by the issuer or third parties regarding any proposals; (iii) addressing conflicts of interest; (iv) maintaining appropriate records pursuant to these procedures and SEC rules; and (v) unless otherwise directed by the client, voting proxies in the best interests of the client in terms of the perceived effect of the vote on the value of the client’s investment; and (vi) overseeing the voting process.

B.	Composition of the Committee

1.	General

The Committee shall consist of no more than seven and no less than three members from Calamos. These members must be representatives of Calamos’ Portfolio Management and Research Departments, one of which will be the manager of Investment Operations. Each member of the Committee may designate a substitute member from time to time to timely address voting issues in her or his absence.

2.	Other Personnel

The Committee may consult with other personnel of Calamos and/or third parties as needed to assist it in reaching voting determinations and addressing conflicts of interests.

C.	Meetings

The Committee shall meet as needed to fulfill its responsibilities hereunder.

D.	Materials for Review at each Meeting and Voting

1.	Subject to the provisions of Section III hereunder, the Committee shall review and consider any and all information deemed relevant and appropriate in connection with making its determinations. Such information shall include, but not be limited to, proxy statements, recommendation by third parties, if any, and other proxy solicitation materials.

2.	The Committee shall delegate the responsibility of preparing meeting materials, maintaining appropriate records and processing proxy votes to the Calamos Corporate Actions Department (“Corporate Actions”).

3.	The Committee shall delegate the authority to vote proxies to Portfolio Management, subject to the provisions of Sections II and III hereunder. Where Portfolio Management believes it is necessary to convene a Committee meeting to vote a proxy, the Committee shall vote such proxy subject to the provisions of Sections II and III hereunder. The Committee, however, retains the responsibility to oversee the voting process and shall meet periodically to review such process.

4.	The Committee may delegate or outsource certain activities, such as record retention and voting analysis to third parties as the Committee may determine is reasonable, in its sole discretion.

II.	Voting Guidelines

A.	General

The goal of the guidelines is to assist us in voting proxies in a manner that is in the best interests of clients of Calamos as security holders of the companies in which they invest. The guidelines are not exhaustive and do not include all potential voting issues. Accordingly, proxy voting decisions are handled on a case-by-case basis. However, if we believe that a company’s management and board have interests sufficiently aligned with the clients’ interest, we will generally vote in favor of proposals recommended by the company’s board.

B.	Specific Matters Submitted to Shareholders

1.	Corporate Governance and Structure

a.	Board of Directors/Trustees

Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Although we will examine board member elections on a case-by-case basis, we will generally vote for the election of directors that would result in a board compromised of a majority of independent directors. In addition, key board committees should generally be comprised of at least a majority of independent board members. For all other votes regarding boards of directors, we will vote on a case-by-case basis.

b.	Merger, Acquisitions, Reincorporation and Other Transactions

Companies ask their shareholders to vote on an enormous variety of different types of transactions, including mergers, acquisitions, reincorporations and reorganizations involving business combinations, liquidations and the sale of all or substantially all of a company’s assets. Voting on such proposals involves considerations unique to each transaction. Therefore, we will vote on a case-by-case basis on proposals to effect these types of transactions.

c.	Anti-Take Over Measures and Shareholder Voting Rights

Certain proxy proposals seek to hinder the ability of an outside party to take control or buy a certain percentage of stock of a company without management’s or the board’s approval. Such proposals include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock, and the creation of a separate class of stock with unequal voting rights. However, some of the proposals may benefit shareholders in certain circumstances. Because of the variety of such proposals and their varied effects on security holders, we will vote on a case-by-case basis on these anti-take over measure proposals.

d.	Capital Structure

Shareholders of companies are often presented with proposals seeking to change the company’s capital structure by authorizing additional stock, repurchasing stock or approving a stock split. Like mergers and acquisitions, there are a variety of transactions that may be presented to shareholders. Accordingly, we will vote on a case-by-case basis involving changes to a company’s capital structure.

2.	Executive Compensation and Option Plans

The interests of a company’s management and board of directors should be aligned with the long-term interests of the company’s shareholders. Accordingly, proxy votes should be used to encourage the use of reasonably designed compensation plans that promote such alignment by providing officers and employees with an incentive to increase shareholder value. Because the decision to favor or oppose compensation plans are fact intensive and unique, we will vote on a case-by-case basis.

3.	Other Business Matters

Most proxy statements involve the approval of routine business matters, such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meetings. Generally these routine matters do not materially affect shareholder interests adversely and are best left to the board of directors and senior management of the company. Thus, we will generally vote for board-approved proposals seeking to approve such matters.

III.	Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Calamos has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular proposal shall disclose that conflict to the Committee and otherwise remove himself or herself from the proxy voting process. The Committee will review each conflict of interest described to it and will consult with the Calamos Legal/Compliance Department to determine if a conflict of interest exists. The Committee will then prepare a Conflicts Report for each such proposal that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Calamos (other than routine communications from proxy solicitors) with respect to the proposal not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

IV.	Record Retention and Disclosure

A.	Record Retention

Corporate Actions shall be responsible for collecting and maintaining proxy related information on each vote cast as required by applicable law unless such function is outsourced. Such information shall include (i) the name of the shareholder whose proxy is being voted; (ii) the name of the company; (iii) the exchange ticker symbols of the company; (iv) CUSIP number; (v) proxy statements; (vi) shareholder meeting date; (vii) brief identification of the matter voted on; (viii) whether the matter was proposed by the company or by a security holder; (ix) whether a vote was cast on the matter; (x) how the vote was cast (e.g., for or against proposal, or abstained, for or withheld regarding election of directors); (xi) whether the vote was cast for or against management; (xii) Conflicts Reports; and (xiii) any information created by Calamos or a third party needed by the Committee to make a voting determination. The above information shall be maintained in an easily accessible place for a period of not less than six years from the end of the fiscal year in which the information was created, with the first two years in an appropriate office of Calamos unless record retention is outsourced.

B.	Disclosure

Corporate Actions shall be responsible for appropriately disclosing proxy voting information, including these policies and procedures, the voting guidelines and the voting records of the Funds or clients as may be required by applicable law.

V.	Reports to the Funds’ Boards and Non-Investment Company Clients of Calamos

Corporate Actions shall provide proxy information to each Board of Trustee of the Funds as such Board may request from time to time.

For non-investment company clients of Calamos, Corporate Actions shall appropriately respond in writing to all written client requests for information on how it voted on behalf of the client. Such written request along with any written response to such written request or oral client request shall be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year, with the first two years in an appropriate office of Calamos.

Davis Selected Advisers, LP

(“Davis Advisors”)

Proxy Voting Procedures and Policies

Amended as of August 6, 2003

I. Introduction

Davis Advisors votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

II. Principles

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company’s board, as well as exercise their right to grant or withhold approval for actions proposed by the board of directors or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance – Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Allow responsible management teams to run the business – Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally abstain from voting on proposals that seek to place restrictions on management in order to promote social or environmental agendas.

Please see Davis Advisors’ General Proxy Voting Policies for more details (“Exhibit A”).

III. Fiduciary Duties of Care and Loyalty

Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, Davis Advisors must act in the best interest of the client and not in its own interest.

When Davis Advisors has been granted the authority to vote client proxies, Davis Advisors owes the client the duties of “care” and “loyalty”:

(1)	The duty of care requires Davis Advisors to monitor corporate actions and vote client proxies if it has undertaken to do so.

(2)	The duty of loyalty requires Davis Advisors to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client’s interest to Davis Advisors’ own interests.

IV. General Voting Policies

Attached to these Proxy Voting Procedures and Policies is Exhibit A, “General Proxy Voting Policies,” that describes Davis Advisors’ pre-determined proxy voting policies. Davis Advisors may, however, deviate from its general proxy voting polices in order to accomplish a specific objective. All deviations from the general proxy voting polices shall be documented.

V. Ensuring Proxies are Voted

The Chief Compliance Officer is responsible for monitoring corporate actions and voting client proxies if Davis Advisors has been assigned the right to vote the proxies.

Scope. If a client has not authorized Davis Advisors to vote its proxies, then these Procedures and Policies shall not apply to that client’s account. The scope of Davis Advisors’ responsibilities with respect to voting proxies are ordinarily determined by Davis Advisors’ contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.

Cost/Benefit Analysis. Davis Advisors is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client’s best interest, such as when Davis Advisors determines that the cost of voting the proxy exceeds the expected benefit to the client. Davis Advisors shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

Davis Advisors is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company’s shares are no longer held by Davis Advisors clients at the time of the meeting, a decision to not vote the proxies, engage management in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients’ holdings.

Record of Voting

The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Exhibit A “General Proxy Voting Policies.”

VI. Identifying and Resolving Potential Conflicts of Interest

Potential Conflicts of Interest

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors’ interests and those of its clients, Davis Advisors will consider:

(1)	Whether Davis Advisors has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, Davis Advisors may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to Davis Advisors. Such business could include managing company retirement plans or serving as sub-adviser for funds sponsored by the company; or

(2)	Whether there are any business or personal relationships between a Davis Advisors employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

Assessing Materiality. Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote. If (i) Davis Advisors’ clients control less than 2 1/2% of the voting company’s eligible vote; and (ii) less than 2 1/2% of Davis Advisors’ assets under management are controlled by the voting company, then the conflict of interest is presumed to be immaterial. Materiality will be judged by facts reasonably available to Davis Advisors at the time the materiality determination is made and Davis Advisors is not required to investigate remote relationships or affiliations.

Identifying Potential Conflicts of Interest

The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

Resolving Potential Conflicts of Interest

The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

(1)	Votes consistent with Exhibit A, “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients;

(2)	Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;

(3)	Davis Advisors may obtain guidance from an independent third party;

(4)	The potential conflict may be immaterial; or

(5)	Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

VII. Proxy Oversight Group

Davis Advisors has established a Proxy Oversight Group, a committee of senior Davis Advisors officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:

(1)	Establishes, amends, and interprets proxy voting procedures and policies; and

(2)	Resolves conflicts of interest identified by the Compliance Department.

Composition of the Proxy Oversight Group

The following are the members of the Proxy Oversight Group. Davis Advisors’:

(1)	Proxy Analyst;

(2)	Chief Compliance Officer; and

(3)	Chief Legal Officer.

Two or more members shall constitute a quorum. Meetings may be held by telephone. A vote by a majority of the Proxy Oversight Group shall be binding. Action may be taken without a meeting by memorandum signed by two or more members.

VIII. Shareholder Activism

Davis Advisors’ fiduciary duties to its clients do not necessarily require Davis Advisors to become a “shareholder activist.” As a practical matter, Davis Advisors will determine whether to engage in management discussion based upon its costs and expected benefits to clients.

Prior to casting a single vote, Davis Advisors may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, Davis Advisors may discuss with company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to Davis Advisors’ clients.

IX. Obtaining Copies of Davis Advisors’ Proxy Voting Procedures and Policies and/or How Proxies Were Voted

Davis Advisors’ clients may obtain a copy of Davis Advisors’ Proxy Voting Procedures and Policies and/or a record of how their own proxies were voted by writing to:

Davis Selected Advisers, L.P.

Attn: Chief Compliance Officer

2949 East Elvira Road, Suite 101

Tucson, Arizona, 85706

After August 2004, information regarding how mutual funds managed by Davis Advisors voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available through the Funds’ website (http://www.davisfunds.com and http://www.selectedfunds.com) and also on the SEC’s website at http://www.sec.gov.

No party is entitled to obtain a copy of how proxies other than their own were voted without valid government authority.

X. Summary of Proxy Voting Procedures and Policies

Davis Advisors shall maintain a summary of its Proxy Voting Procedures and Policies which also describes how a client may obtain a copy of Davis Advisors’ Proxy Voting Procedures and Policies. This summary shall be included in Davis Advisors’ Form ADV Part II, which is delivered to all new clients.

XI. Records

Davis Advisors’ Chief Compliance Officer shall retain for the legally required periods the following records:

(a)	Copies of Davis Advisors’ Proxy Voting Procedures and Policies and each amendment thereof;

(b)	Proxy statements received regarding client securities;

(c)	Records of votes Davis Advisors cast on behalf of clients;

(d)	Records of written client requests for proxy voting information and Davis Advisors’ response; and

(e)	Any documents prepared by Davis Advisors that were material to making a decision how to vote, or that memorialized the basis of the decision.

XII. Amendments

Davis Advisors’ Proxy Oversight Group may amend these Proxy Procedures and Policies from time to time. Clients shall be notified of material changes.

Exhibit A

Davis Selected Advisers, L.P.

General Proxy Voting Policies

As Amended: August 6, 2003

Notice: Davis Selected Advisers, L.P. (“DSA”) has established the following general principles for voting proxies on behalf of its clients. While these principles shape our policies, DSA always reviews each proxy individually. As a result, there may be cases in which particular circumstances lead us to vote an individual proxy differently than otherwise stated within this document. In such exceptional cases, we will document our reasoning. Although our decisions may prove to have been incorrect in the light of future events, they will always be made with the intention of maximizing the long-term value of our clients’ investment. Items not addressed within these policies will be evaluated on a case-by-case basis.

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

As Corporate Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees will be shaped by our assessment of a director’s record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors’ performance in this area. Philosophically, we look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management’s performance. Appropriate hurdles should include the company’s performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles.

Although such a philosophy does not allow for exact precision,

•	We will generally withhold votes for directors of any company that issues options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

•	We will generally withhold votes for directors of companies that issue more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.

•	We will generally withhold votes for any director of any company that issues a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.

•	We will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.

Directors also bear responsibility for the presentation of a company’s financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies. Specifically,

•	We will generally withhold votes for any director of any company that does not account for employee stock options as an expense in the calculation of net income by January 2004.

•	We will generally withhold votes for any director of any company that uses unrealistic returns and assumptions in calculating a company’s pension obligations, expenses or pension fund returns.

In voting on director nominees, we will also consider the following factors:

•	long-term corporate performance

•	nominee’s investment in the company

•	corporate governance provisions and takeover activity (discussed in Sections III and IV)

•	director compensation

•	number of other board seats held by nominee

•	interlocking directorships

•	nominee’s attendance at meetings (past two years)

•	relevant business experience

•	ethical track record

B. Classification/Declassification of the Board

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

II. Executive Compensation

We believe in paying for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.

1.	Over the long-term, what is the minimum level of shareholder returns below which management’s performance would be considered poor?

•	Performance below that of the S&P 500.

•	Performance below a pre-selected group of competitors.

•	Performance below the company’s cost of equity capital.

2.	Does the company’s proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above?

In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is “yes,” as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate – or actually do not go up at all but are simply volatile – over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned.

Recognizing that many companies have and will continue to issue non-qualified stock options as part of their long term incentive compensation plans, we have developed guidelines to determine the appropriate maximum amount to be given in any one year. Our thinking on this issue is shaped by the fact that America’s Ten Most Admired Companies as determined by Fortune Magazine for 2002 had an average annual option grant over the last seven years of only 1.4 percent (excluding Microsoft at 1.2 percent). As a result, we believe a large option program is not a necessary characteristic of either highly admired or high-performing companies. As a result,

•	We will generally vote against any compensation plan that grants options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

•	We will generally vote against any compensation plan that grants more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.

•	We will generally vote against any compensation plan that grants a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.

•	We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices.

•	We will generally vote against multi-year authorizations of shares to be used for compensation unless the company’s past actions have been consistent with these policies.

•	We will generally vote in favor of shareholder proposals advocating the addition of performance criteria to long-term compensation plans.

III. Tender Offer Defenses

A. Poison Pills

We will generally vote against management proposals to ratify a poison pill.

We will generally vote for shareholder proposals to redeem a poison pill.

B. Fair Price Provisions

We will generally vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We will generally vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

We will generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. Pale Greenmail

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E. Unequal Voting Rights

We will generally vote against dual class exchange offers.

We will generally vote against dual class recapitalizations.

F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We will generally vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. Supermajority Shareholder Vote Requirement to Approve Mergers

We will generally vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. White Squire Placements

We will generally vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

IV. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

•	long-term financial performance of the target company relative to its industry

•	management’s track record

•	background to the proxy contest

•	qualifications of director nominees (both slates)

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	stock ownership positions

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

V. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We will generally vote against proposals to classify the board.

We will generally vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

We will generally vote against proposals that provide that directors may be removed only for cause.

We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

We will generally vote against proposals to eliminate cumulative voting.

We will generally vote for proposals to permit cumulative voting.

D. Shareholder Ability to Call Special Meetings

We will generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We will generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We will generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We will generally vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

We will generally vote for proposals that seek to fix the size of the board.

We will generally vote against proposals that give management the ability to alter the size of the board without shareholder approval.

VI. Auditors

A. Ratifying Auditors

We will generally vote for proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent,

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

We vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

We will generally vote for shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company (Sarbanes-Oxley mandates that the partners on a company’s audit engagement be subject to five-year term limits).

VII. Miscellaneous Governance Provisions

A. Confidential Voting

We will generally vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We will generally vote for management proposals to adopt confidential voting.

B. Equal Access

We will generally vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we will generally vote against the proposals. If the combined effect is positive, we will generally vote for the proposals.

D. Shareholder Advisory Committees

We review on a case-by-case basis proposals to establish a shareholder advisory committee.

E. Stock Ownership Requirements

We will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be long-term shareholders). We oppose the awarding of stock options to directors.

F. Term of Office and Independence of Committees

We will generally vote against shareholder proposals to limit the tenure of outside directors.

We will generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

G. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We will generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We will generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We will generally vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

H. Charitable Contributions

We will generally vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

I. Age Limits

We will generally vote against shareholder proposals to impose a mandatory retirement age for outside directors.

J. Board Size

We will generally vote for proposals seeking to fix the board size or designate a range for the board size.

We will generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

K. Cumulative Voting

We will generally vote against proposals to eliminate cumulative voting.

We will generally vote for proposals to restore or permit cumulative voting.

L. ESTABLISH/AMEND NOMINEE QUALIFICATIONS

We vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

We will generally vote against shareholder proposals requiring two candidates per board seat.

M. Filling Vacancies/Removal of Directors

We will generally vote against proposals that provide that directors may be removed only for cause.

We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

N. OBRA-Related Compensation Proposals

•	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We will generally vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Added Performance-Based Goals

We will generally vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are evaluated on a case-by-case basis.

•	Approval of Cash or Cash-and-Stock Bonus Plans

We will generally vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.

O. Shareholder Proposals to Limit Executive and Director Pay

We will generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

P. Golden and Tin Parachutes

We will generally vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We will generally review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Q. Employee Stock Ownership Plans (ESOPs)

We will generally vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

R. 401(k) Employee Benefit Plans

We will generally vote for proposals to implement a 401(k) savings plan for employees.

S. Stock Plans in Lieu of Cash

We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a case-by-case basis.

We will generally vote for plans which provide a dollar-for-dollar cash for stock exchange.

We review plans which do not provide a dollar-for-dollar cash for stock exchange on a case-by-case basis.

T. Director Retirement Plans

We will generally vote against retirement plans for non-employee directors.

We will generally vote for shareholder proposals to eliminate retirement plans for non-employee directors.

VIII. State of Incorporation

A. Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

IX. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

•	anticipated financial and operating benefits

•	offer price (cost vs. premium)

•	prospects of the combined companies

•	how the deal was negotiated

•	changes in corporate governance and their impact on shareholder rights

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

We will generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

We will generally vote for changing the corporate name.

X. Social and Environmental Issues

In general, we abstain from voting on shareholder social and environmental proposals on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

XI. Capital Structure

A. Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We use quantitative criteria that measure the number of shares available for issuance after analyzing the company’s industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to the allowable cap developed for the company’s peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles and within each quartile an “allowable increase” for the company is set. The top quartile performers will have the largest allowable increase.

If the requested increase is greater than the “allowable increase” we will generally vote against the proposal.

B. Reverse Stock Splits

We will review management proposals to implement a reverse stock split on a case-by-case basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

C. Blank Check Preferred Authorization

We will generally vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote against the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.

D. Shareholder Proposals Regarding Blank Check Preferred Stock

We will generally vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

E. Adjust Par Value of Common Stock

We will generally vote for management proposals to reduce the par value of common stock.

F. Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

G. Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

•	Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control - Will the transaction result in a change in control of the company?

•	Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H. Share Repurchase Programs

We will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I. Dual-class Stock

We will generally vote against proposals to create a new class of common stock with superior voting rights.

We will generally vote for proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders.

•	It is not designed to preserve the voting power of an insider or significant shareholder.

J. ISSUE STOCK FOR USE WITH RIGHTS PLAN

We will generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K. PREFERRED STOCK

We will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

We will generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

We will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

We vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

L. Recapitalization

We vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

M. REVERSE STOCK SPLITS

We will generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

We will generally vote for management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

N. Stock Distributions: Splits and Dividends

We will generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

O. Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.

DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED

Proxy Voting Guidelines

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the advisor’s general position on various proposals, such as:

•	Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

•	Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor’s general voting positions on various proposals, the advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

EARNEST PARTNERS LLC

PROXY POLICIES AND PROCEDURES

1. Proxy Policies

The best interest of advisory clients and plan participants (the “Client”) shall be the sole consideration when voting proxies of portfolio companies. Each proxy issue shall receive individual consideration based on all the relevant facts and circumstances. As a general rule, EARNEST Partners shall vote against any actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, provisions limiting shareholder rights.

In addition to the foregoing, the following shall be adhered to unless EARNEST Partners is instructed otherwise in writing by the Client:

•	EARNEST Partners shall not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

•	EARNEST Partners will not announce its voting intentions and the reasons therefor.

•	Earnest Partners shall not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

•	Earnest Partners shall not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

•	All communications with portfolio companies or fellow shareholders shall be for the sole purpose of expressing and discussing Earnest Partners’ concerns for its Clients interests and not for an attempt to influence the control of management.

With respect to ERISA accounts, EARNEST Partners shall act prudently, solely in the interest of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. It is EARNEST Partners policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts.

2. Proxy Procedures

Proxy Director

Earnest Partners has designated a Proxy Director. The Proxy Director shall consider every issue presented on every portfolio company proxy. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Director, taking into account the general policies outlined above. The Proxy Director may utilize the services of outside professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict. In the event the services of an outside third party professional are not available in connection with a conflict of interest, EARNEST Partners will seek the advice of the Client. The circumstances underlying each proxy issue will be given careful individual attention. The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues.

A detailed description of the proxy guidelines will be furnished upon request.

GE ASSET MANAGEMENT INCORPORATED

GE ASSET MANAGEMENT INCORPORATED

Proxy Voting Summary

General

GE Asset Management Incorporated (GEAM) exercises its fiduciary responsibilities by carefully reviewing, voting and documenting proxies for all Equity Investments (Domestic and International) for which it has voting responsibility. Each proxy is reviewed individually, with the objective of seeking to enhance shareholder value for plan participants, and according to the procedures and guidelines which follow. General guidelines are provided to GEAM personnel who have responsibility for voting proxies, in an effort to maintain consistency.

Procedures

Annual

Prior to each proxy season, the Proxy Committee analyzes the current year’s issues, updates its guidelines and reviews the issues and guidelines with GEAM personnel.

Administration and Review

•	ISS (Institutional Shareholder Services) receives proxy material from custodial banks, ADP (Automatic Data Processing) and directly from companies. GEAM utilizes the services of ISS for proxy research, voting, administrative and reporting functions. GEAM also utilizes IRRC (Investor Responsibility Research Center) for some research material.

•	ISS provides proposal analysis and vote recommendations based on GEAM or specific client guidelines to the GEAM proxy analyst. The proxy analyst reviews each vote recommendation, signing off on routine issues within defined parameters, and forwarding non-routine issues to appropriate industry /sector analyst for review.

•	All non-routine proxy voting recommendations are reviewed and signed-off by a member of the Proxy Committee to ensure that GEAM fulfills its fiduciary responsibilities.

•	Once reviewed, vote decisions are sent to ISS who in turn votes the proxies through ADP, the solicitors, or the custodian banks. Records are maintained for all votes by GEAM as well as by ISS, and comprehensive reports are reviewed semi-annually.

Confidentiality

GEAM generally maintains external confidentiality by not revealing the following information to third parties:

-	Number of shares held in clients’ accounts.

-	Voting results on specific companies.

-	General voting positions (proxy guidelines).

Note: Certain Exceptions (at our sole discretion) are made to this policy.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

July 2003

Goldman, Sachs & Co.

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management International

Goldman Sachs Princeton LLC

(collectively, “GSAM”)

SUMMARY OF POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

Proxy voting and our understanding of corporate governance issues are important elements of the portfolio management services we perform for our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing this service are to make proxy voting decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are free from the influence of conflicts of interest.

Public Equity Investments

Overview of GSAM Proxy Voting Policy

To implement these general principles for investments in publicly-traded equities, we have adopted the GSAM Proxy Voting Policy to assist us in making proxy voting decisions and developing procedures for effecting those decisions. The GSAM Proxy Voting Policy and associated procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

The GSAM Proxy Voting Policy addresses a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals. It reflects GSAM’s fundamental belief that sound corporate governance will create a framework within which a company can be directed and managed in the interests of its shareholders. Senior management of GSAM periodically reviews the GSAM Proxy Voting Policy to ensure it continues to be consistent with our guiding principles. Clients may request a copy of the GSAM Proxy Voting Policy for their review by contacting their financial advisor.

Implementation by Portfolio Management Teams

Each GSAM equity portfolio management team (“Portfolio Management Team”) has developed an approach for how best to evaluate proxy votes on an individualized basis in relation to the GSAM Proxy Voting Policy and each Portfolio Management Team’s investment philosophy and process. For example, our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis, each active-equity Portfolio Management Team may vote differently from the pre-determined application of the GSAM Proxy Voting Policy. Our quantitative-equity Portfolio Management Teams, by contrast, exclusively follow such pre-determined application.

In addition, the GSAM Proxy Voting Policy is designed generally to permit Portfolio Management Teams to consider applicable regional rules and practices regarding proxy voting when forming their views on a particular matter.

Use of Third-Party Service Providers

We utilize independent service providers to assist us in determining the GSAM Proxy Voting Policy and in implementing our proxy voting decisions. The primary provider we currently use is Institutional Shareholder Services (“ISS”), which provides proxy voting services to many asset managers on a global basis. Senior GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

Specifically, ISS assists GSAM in the proxy voting and corporate governance oversight process by developing and updating the ISS Proxy Voting Guidelines, which are incorporated into the GSAM Proxy Voting Policy, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. GSAM’s decision to retain ISS is based principally on the view the services ISS provides, subject to GSAM’s oversight, will generally result in proxy voting decisions which are favorable to shareholders’ interests. GSAM may, however, hire other service providers to supplement or replace the services GSAM receives from ISS. In addition, active-equity Portfolio Management Teams are able to cast votes that differ from recommendations made by ISS, as detailed in the GSAM Proxy Voting Policy.

Conflicts of Interest

The GSAM Proxy Voting Policy also contains procedures to address potential conflicts of interest. These procedures include our adoption of and reliance on the GSAM Proxy Voting Policy, including the ISS Proxy Voting Guidelines, and the day-to-day implementation of those Guidelines by ISS. The procedures also establish a process under which an active-equity Portfolio Management Team’s decision to vote against an ISS recommendation is approved by the local Chief Investment Officer for the requesting Portfolio Management Team and notification of the vote is provided to the Global Chief Investment Officer for active-equity investment strategies and other appropriate GSAM personnel.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be acted upon by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for proxy voting. GSAM may, however, retain such responsibilities where it deems appropriate.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodian to send proxy materials directly to them. GSAM can also accommodate situations where individual clients have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT LLC

Hotchkis and Wiley Capital Management

Proxy and Corporation Action Voting Policies

Generally, we will vote (by proxy or otherwise) in all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in client accounts in such manner as we deem appropriate in accordance with our written policies and procedures. These policies and procedures set forth guidelines for voting many typical proxy proposals. However, each proxy issue will be considered individually in order that we may consider in our judgment what would be in the client’s best interest. Further, where a proxy proposal raises a material conflict of interest between the interests of HWCM and our client, we will vote according to our predetermined specific policy. The Compliance Department will review the vote to determine that the decision was based on the client’s best interest and was not the product of the conflict.

JENNISON ASSOCIATES LLC

Jennison Associates LLC (“Jennison”) actively manages publicly traded equity securities and fixed income securities. Jennison’s policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies. Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts. Secondary consideration is given to the public and social value of each issue. Jennison evaluates each proxy on its individual merits on a case-by-case basis. However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors. With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis. Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

In order to ensure that material conflicts of interests have not influenced Jennison’s voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison’s Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential’s ownership of Jennison.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

The investment adviser entities that comprise JPMorgan Fleming Asset Management (“JPMFAM”) may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMFAM has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMFAM advisory entity will establish a proxy committee and appoint a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMFAM entity.

A copy of the JPMFAM proxy voting procedures and guidelines are available upon request by contacting your client service representative.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

June 30, 2003

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as summarized below, with respect to securities owned by the investment companies and separate accounts for which MFS serves as investment adviser and has the power to vote proxies.

These policies and procedures include:

A.	Voting Guidelines;

B.	Review, Recommendation and Voting Procedures;

C.	Monitoring System;

D.	Records Retention and Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in light of all relevant factors affecting the anticipated impact of the vote on the long-term economic value of the relevant clients’ investments in the subject company, without regard to any of MFS’ corporate interests, such as distribution, 401(k) administration or institutional relationships, or the interests of any party other than the client.

As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. However, MFS recognizes that there are gradations in certain types of proposals (e.g., “poison pill” proposals or the potential dilution caused by the issuance of new stock) that may result in different voting positions being taken with respect to the different proxy statements. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts.

MFS reviews proxy issues on a case-by-case basis, and there are instances when our judgment of the anticipated effect on the best long-term interests of our clients may warrant exceptions to the guidelines. The guidelines, which are summarized below, provide a framework within which the proxies are voted and have proven to be very workable in practice. These guidelines are reviewed internally and revised as appropriate.

Any potential conflicts of interest with respect to proxy votes are decided in favor of our clients’ long-term economic interests. As a matter of policy, MFS will not be influenced in executing these voting rights by outside sources whose interests conflict with or are different from the interests of our clients who own these securities. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

VI.	2. MFS’ POLICY ON SPECIFIC ISSUES

Non-Salary Compensation Programs

Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to “buy” stock, and restricted stock at bargain prices. In general, MFS votes against option programs that do not require an investment by the optionee, or that give “free rides” on the stock price.

Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold. When restricted stock issued at a discount to fair market value is the subject of a shareholder vote, MFS will strongly consider voting against its use.

MFS generally votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. More specifically, MFS votes against stock option plans for non-employee directors which involve stock appreciation rights, the use of unexercised options to “buy” stock, and restricted stock at bargain prices.

MFS also opposes plans which provide unduly generous compensation for directors or could result in excessive dilution to other shareholders. As a general guideline, MFS tends to vote against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS generally votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage (e.g., 200%) of such officer’s annual compensation.

Anti-Takeover Measures

Any measure that inhibits capital appreciation in a stock, including a possible takeover, is cause of a vote against the proposal. These take many forms from “poison pills” and “shark repellents” to board classification and super-majority requirements. In general, any proposal that protects managements from action by shareholders is voted against.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of appropriate management proposals, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Social Issues

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS generally opposes the use of corporate resources to further a particular social objective beyond the charter of the company when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws are voted.

VII.	DILUTION

Reasons for issuance of stock are many and most are legitimate. As noted above under “Non-Salary Compensation Programs”, when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity, MFS generally votes against the plan. In cases where management is asking for authorization to issue stock with no reason stated (a “blank check”), MFS is very likely to vote against.

In many cases, the unexplained authorization for common or preferred stock could work as a potential anti-takeover device, again a reason to vote against the authorization.

Confidential Voting

MFS generally votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS generally supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm

A. Independence of Boards of Directors and Committees Thereof

While MFS acknowledges the potential benefits of a company’s inclusion of directors who are “independent” from management, MFS generally opposes shareholder proposals that would require that a majority (or a “super-majority”) of a company’s board be comprised of “independent” directors. Such proposals could inappropriately reduce a company’s ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed “independent”, or could result in the unnecessary addition of additional “independent” directors to a company’s board. However, in view of the special role and responsibilities of the audit committee of a board of directors, MFS generally supports proposals that would require that the audit committee be comprised entirely of directors who are deemed “independent” of the company.

B. Best Practices Standards

Best practices standards have rapidly evolved in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS support these changes. However, many issues are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS generally will support the enhanced standards of corporate governance so long as we believe that—within the circumstances of the environment within which the issuers operate—it is consistent with the best long-term economic interests of our clients.

Foreign Issuers – Share Blocking

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. In cases of companies governed by countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, highly material vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with its policies and procedures.

B. REVIEW, RECOMMENDATION AND VOTING PROCEDURES

1. Gathering Proxies

Nearly all proxies received by MFS originate at Automatic Data Processing Corp. (“ADP”). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. Each client’s custodian is responsible for forwarding all proxy solicitation materials to MFS. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm (the “Proxy Administrator”) pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator’s system and forwarded for review.

2. Analyzing Proxies

After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)1 are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with recommendation to the MFS Proxy Review Group.

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in light of the policies summarized under “Voting Guidelines,” and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS’ substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in the best long-term economic interests of our client. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

3. Voting Proxies

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

[1]	Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION AND REPORTS

Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained for six years.

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (or an appropriate governmental agency) because we consider that information to be confidential and proprietary to the client.

On an annual basis, the MFS Proxy Consultant and the MFS Proxy Review Group report at an MFS equity management meeting on votes cast during the past year against management on the proxy statements of companies whose shares were held by the Funds and other clients.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

In recent years, the subject of proxy voting by investment managers and mutual funds has received attention in the press and by the Securities and Exchange Commission. We would like to take this opportunity to provide our clients with a summary of our proxy voting policy and procedures, which is enclosed. This information is being provided to you in accordance with a new SEC requirement under the Investment Advisers Act of 1940.

It is our policy to vote proxies on client securities in the best interest of our clients and consistently with portfolio investment guidelines. In the case of pooled accounts, it is our policy to vote proxies on securities in such account in the best interest of the pooled account. In the event of any actual or apparent material conflict between our clients’ interest and our own, our policy is to act solely in our clients’ interest. To this end, a proxy voting committee, described in the enclosed summary, has established procedures to address proxy voting situations that could involve potential material conflicts.

You may obtain copies of our policy and procedure, and information concerning the voting of proxies with respect to their securities, at any time upon request.

Summary of PIM Proxy Voting Policy

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. (“PIM”) is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units.

Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy’s effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client’s securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income

As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

☐	a proposal regarding a merger, acquisition or reorganization,

☐	a proposal that is not addressed in the unit’s detailed policy statement, or

☐	circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Quantitative Management

This asset management unit applies quantitative investment processes when providing investment advisory services to its clients. Generally, when a proxy is received, this unit will vote in accordance with a predetermined set of votes set forth in a policy established by the unit’s proxy voting committee. For other issues, where a policy is not in place or when circumstances suggest a vote not in accordance with the detailed policy, the proxies are voted on a case-by-case basis considering the financial impact of the proposal.

Prudential Real Estate Investors

As this asset management unit invests primarily in real estate and real estate-related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

☐	a proposal regarding a merger, acquisition or reorganization,

☐	a proposal that is not addressed in the unit’s detailed policy statement, or

☐	circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group

As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include detailed knowledge of the issuer’s financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer’s management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients’ expressed priorities, if any.

RS INVESTMENT MANAGEMENT, LP

RS Investment Management, L.P.

RS Investment Management, Inc.

RS Growth Group LLC

RS Value Group LLC

SUMMARY DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Each of the RS investment advisory firms (each, an “Adviser”) has adopted policies and procedures (the “Policies”) that govern how it votes proxies relating to securities owned by its advisory clients for which the Adviser exercises voting authority and discretion (the “Proxies”). The advisory clients for which the Advisers vote Proxies are registered investment companies and certain other institutional accounts. The Policies do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated that authority and discretion to a third party.

The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients’ interests to those of the Advisers. The Policies are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect voting decisions on behalf of the Advisers’ clients.

The Advisers have adopted detailed proxy voting guidelines (the “Guidelines”) that set forth how they plan to vote on specific matters presented for shareholder vote. In most cases, the Guidelines state specifically whether proxies will be voted by the Advisers for or against a particular type of proposal. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines.

Because the Guidelines have been pre-established by the Advisers, voting of Proxies in accordance with the Guidelines is intended to limit the possibility that any conflict of interest might motivate an Adviser’s voting decision with respect to a proposal. However, an Adviser is permitted to override the Guidelines (an “Override”) with respect to a particular shareholder vote when the Adviser believes the Override to be in a client’s best interest. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”). In connection with any Override or Special Vote, a determination is made by the Advsiers’ chief compliance officer whether there is any material conflict of interest between the Adviser, on the one hand, and the relevant advisory clients, on the other, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest. Any such determination must be reviewed by the chief operating officer of the Advisers.

Certain aspects of the administration of the Policies are governed by a Proxy Policy Committee comprised of senior management personnel and compliance personnel at the Advisers. The Committee oversees the Proxy voting process generally and may be consulted in specific cases concerning the voting of Proxies.

The Advisers have retained Investor Responsibility Research Center (“IRRC”) to handle the administrative aspects of voting proxies for the accounts of our advisory clients. IRRC monitors the accounts and their holdings to be sure that all Proxies are received and votes are cast. In addition, the Advisers’ compliance department on a regular basis monitors matters presented for shareholder votes and tracks the voting of the Proxies.

Clients may obtain a copy of the Policies and information regarding how the Advisers have voted securities held in their accounts, by contacting Scott Smith at (415) 591-2779.

The Policies are subject to change at any time without notice.

SALOMON BROTHERS ASSET MANAGEMENT INC

Summary of Proxy Voting Procedures

Citigroup Asset Management (CAM) votes proxies for each client that has specifically authorized us to vote them in the investment management contract; vote proxies for each United States Registered Investment Company (mutual fund) for which we act as adviser or sub-adviser; and for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees.

In voting proxies, CAM is guided by general fiduciary principles. CAM’s goal is to act prudently, solely in the interest of the beneficial owners of the accounts it manages, and for the exclusive purpose of providing benefits to such persons. CAM attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will do the most to maximize shareholder value.

Each business unit within CAM is responsible for researching and deciding proxies for the accounts that they manage. As a result of the independent investment advisory services provided by distinct business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. Certain business units may rely on an external service provider to provide them with certain information with regard to proxy votes). However, such recommendations do not relieve the adviser (business unit) of the duty to make an independent decision with regard to the proxy vote.

STATE STREET RESEARCH AND MANAGEMENT COMPANY

PROXY VOTING POLICIES AND PROCEDURES

April 2003

Purpose and General Statement

The purpose of these proxy voting policies and procedures are to set forth the principles, guidelines and procedures by which State Street Research & Management Company (“State Street Research”) votes the securities owned by its clients for which State Street Research exercises voting authority and discretion (the “Proxies”). These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). Our authority to vote the Proxies is established by investment management agreements or comparable documents with our clients, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition, our proxy guidelines reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2. These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; State Street Research takes no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to State Street Research, these policies and procedures apply equally to registered investment companies and institutional accounts.

These proxy voting policies and procedures are available to all clients of the firm upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Policies Relating to Proxy Voting

The guiding principle by which State Street Research votes on all matters submitted to security holders is the maximization of the ultimate economic value of our clients’ holdings. Furthermore, State Street Research is mindful that for ERISA and other employee benefit plans, the focus on the realization of economic value is solely for the benefit of plan participants and their beneficiaries. State Street Research does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures.

It is the general policy of State Street Research to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, State Street Research reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of State Street Research, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients, in the judgment of State Street Research.

For clients that have delegated to State Street Research the discretionary power to vote the securities held in their account, State Street Research does not generally accept any subsequent directions on specific matters presented to security holders or particular securities held in the account, regardless of whether such subsequent directions are from the client itself or a third party. State Street Research views the delegation of discretionary voting authority as an “all-or-nothing” choice for its clients.

In addition to the voting of Proxies, State Street Research personnel may, in their discretion, meet with members of a corporation’s management and discuss matters of importance to State Street Research’s clients and their economic interests. Such meetings are in addition to any activities undertaken by State Street Research with respect to the voting of Proxies.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of State Street Research to maintain the confidentiality of the particular votes that it casts on behalf of its clients. Any registered investment companies managed by State Street Research disclose the votes cast on their behalf in accordance with all legal and regulatory requirements. Any institutional client of State Street Research can obtain details of how the firm has voted the securities in its account by contacting the client’s designated service representative at State Street Research. State Street Research does not, however, generally disclose the results of voting decisions to third parties.

Conflicts of Interest. The Proxy Policy Committee has responsibility to monitor proxy voting decisions for any conflicts of interests, regardless of whether they are actual or perceived. In addition, all associates are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the economic interests of the firm’s clients. If at any time any associate becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of any client, he or she should contact any member of the Proxy Policy Committee or the firm’s General Counsel. If any associate is pressured or lobbied either from within or outside of State Street Research with respect to any particular voting decision, he or she should contact any member of the Proxy Policy Committee or the firm’s General Counsel. The full Proxy Policy Committee will use its best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the clients. The Proxy Policy Committee may cause any of the following actions to be taken in that regard:

•	vote the relevant Proxy in accordance with the vote indicated by the Guidelines;

•	vote the relevant Proxy as an Exception (as defined below), provided that the reasons behind the voting decision are in the best interest of the client, are reasonably documented and are approved by the General Counsel; or

•	direct ISS to vote in accordance with its independent assessment of the matter.

Proxy Policy Committee

The administration of these proxy policies and procedures is governed by a Proxy Policy Committee (the “Committee”) currently comprising five members. There are two fixed members of this Committee and three rotating members. The fixed members are the Director of Equity Research (or if there is none, an investment professional designated by the Chief Investment Officer—Equities) and the Counsel from the Legal Department responsible for proxy related matters. The remaining three members are investment professionals designated from time to time on a rotating basis by the Chief Investment Officer—Equities (“CIO”). Rotating members serve on the Committee for a term of one year. The Director of Equity Research (or the CIO’s designee, as applicable) serves as Chair of the Committee. The Committee may change its structure or composition from time to time.

The Committee has regular meetings semi-annually, and may meet other times as deemed necessary by the Chair or any member of the Committee. At each regular meeting, the Committee will review the existing Proxy Voting Guidelines and recommend any changes to those guidelines. In addition, the Committee will review any “Special Votes” and “Exceptions” (each as described below) that have occurred since the previous meeting of the Committee.

On all matters, the Committee will make its decisions by a vote of a majority of the members of the Committee. Any matter for which there is no majority agreement among members of the Committee shall be referred to the CIO and the firm’s General Counsel for a joint decision.

Proxy Voting Procedures

State Street Research has retained Institutional Shareholder Services, Inc. (“ISS”) to vote proxies for the accounts of our clients. ISS prepares research reports on most matters submitted to a shareholder vote and also provides voting services to institutions such as State Street Research. ISS receives a daily electronic feed of all holdings in State Street Research voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to ISS. ISS monitors the accounts and their holdings to be sure that all proxies are received and voted for State Street Research client shares owned. As a result of the firm’s decision to use ISS, there is generally no physical handling of proxies by State Street Research personnel. State Street Research has a designated ISS contact person within the Corporate Actions group of Investment Administration and Operations (“IA&O”) who serves as liaison between State Street Research and ISS.

The attached Proxy Voting Guidelines (the “Guidelines”) state the general view and expected vote of State Street Research under the majority of circumstances with respect to the issues listed in the Guidelines. The indicated vote in the Guidelines is the default position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from State Street Research, ISS will automatically vote in accordance with the Guidelines. However, the Guidelines are just that—guidelines; they are not strict rules that must be obeyed in all cases, and Proxies may be voted contrary to the vote indicated by the Guidelines if such a vote is in the clients’ best interests as described below with respect to “Exceptions.” State Street Research votes all securities based upon the guiding principle of seeking the maximization of economic value to our clients, and ultimately all votes are cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.

Well in advance of the deadline for any particular vote, ISS posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, whether such vote is with or against management and any analysis that ISS has prepared on the vote. Personnel in IA&O access the web site daily and download this information. Issues that are not specifically addressed by the Guidelines, including major corporate actions such as mergers and acquisitions ( “Special Votes”) are not automatically voted by ISS but are referred by ISS to State Street Research for a voting decision.

Through its web site, ISS notifies State Street Research of all upcoming Special Votes, and such matters are immediately forwarded by IA&O to the Equity Department Analyst who covers the issuer in question, or if there is no covering analyst for a particular issuer or if the covering analyst is not available prior to the deadline for the relevant Special Vote, to the portfolio manager with the largest holdings of that issuer. In most cases, the covering analyst or relevant portfolio manager will make the decision as to the appropriate vote for any particular Special Vote. In making such decision, he or she may rely on any of the information and/or research available to him or her, including any recommendation made by ISS, in his or her discretion. The analyst or portfolio manager, as applicable, will inform the Chair of the Committee and IA&O of any such voting decision, and if the Chair does not object to such decision, IA&O will instruct ISS to vote the shares in such manner. The Chair has the discretion at all times, including in cases where the Chair has any questions about a particular voting decision or the analyst or portfolio manager is unable to arrive at a decision, to intervene in any decision regarding a Special Vote. In such regard, the Chair may take any such action he or she deems appropriate, including requesting additional analysis on the Special Vote, overriding the decision of the analyst or portfolio manager, or calling a special meeting of the entire Proxy Policy Committee to review the issues and arrive at a decision. In all cases, regardless of whether the ultimate voting decision with respect to any Special Vote is made by the analyst, the portfolio manager, the Chair or the entire Committee, such decision must be based on the overriding principle of seeking the maximization of the ultimate economic value of our clients’ holdings. If for any reason, no voting decision is made with respect to any particular Special Vote, or if IA&O has not otherwise received any direction in accordance with these policies and procedures as to how to instruct ISS to vote our shares prior to the relevant voting deadline for any Special Vote, IA&O will instruct ISS to vote all of our shares in accordance with ISS’s independent assessment of the matter.

If at any time a portfolio manager or covering analyst becomes aware that he or she desires to vote on a specific matter in a manner that is contrary to the vote that would be indicated based upon the Guidelines (an “Exception”), regardless of whether such indicated vote is with or against management, then such individual should contact the Chair of the Committee as soon as possible prior to the relevant voting deadline for such matter. In most cases, the Chair of the Committee, along with the covering analyst and relevant portfolio manager, will review the issue and collectively agree as to the appropriate vote. They may make their decision based upon any of the information and/or research available to them, including any recommendation made by ISS, in their discretion. If they are unable to arrive at an agreement as to how to vote, then the Chair may call a special meeting of the Proxy Policy Committee. The full Committee will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the ultimate economic value of our clients’ holdings.

Record Keeping

State Street Research maintains records of all proxies voted in accordance with Section 204-2 of the Advisors Act. As required and permitted by Rule 204-2(c) under the Advisors Act, the following records are maintained:

•	a copy of these policies and procedures;

•	proxy statements received regarding client securities are maintained by the firm or ISS unless such proxy statements are available on the Securities and Exchange Commission’s EDGAR database, in which case the firm relies on such electronic copies on EDGAR;

•	a record of each vote cast is maintained by ISS, and such records are accessable to designated State Street Research personnel at any time;

•	a copy of any document created by State Street Research that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

•	each written client request for proxy voting records and the adviser’s written response to any (written or oral) client request for such records.

STATE STREET RESEARCH & MANAGEMENT COMPANY

PROXY VOTING GUIDELINES

April 2003

Issue	SSRM Proxy Voting Guideline
Auditor Issues:

Shareholder proposals requiring companies to prohibit their auditors from engaging in non-audit services (or cap level of non-audit services).	Generally, follow ISS recommendation, which reviews on a case-by-case basis.

Audit fees vs. Non-audit fees	Generally, vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees combined.

Shareholder proposals requiring shareholders’ votes for audit firm ratification.	Generally, in favor.

Shareholder proposals requesting companies to rotate audit firms periodically	Generally, in favor unless required rotation period is less than five years.

Director Issues:

Staggered (Classified) Board	Generally, not in favor.

Management Proposal to Remove Directors	Generally, no objection.

Management Proposals for Filling Board Vacancies	Generally, no objection.

Nominating and Other Board Committees Composed of Independent Directors	Generally, in favor.

Issue	SSRM Proxy Voting Guideline
Resolutions Requiring that at least a Majority, and up to 2/3, of the Board be Composed of Independent Directors	Generally, in favor.

Directors Not Liable For Gross Negligence	Generally, not in favor.

Director Attendance	Minimum acceptable attendance is no less than 75% of all meetings without a valid excuse. Votes will be withheld from directors not meeting this standard.

Management proposals requesting reelection of insiders or affiliated directors who serve on audit, compensation, and nominating committees.	Generally, withhold vote from any insiders or affiliated outsiders on audit, compensation or nominating committees.

Single-slate board elections (Canada)	Generally, not in favor.

Separation of chairman and chief executive posts	Generally, in favor.

Share and Voting Issues:

Additional Share Authorization	Generally, no objection.

Anti-Greenmail Resolutions	Generally, no objection.

Cumulative Voting	Generally, not in favor.

Preemptive Rights Removal	Generally, no objection.

Poison Pill	Generally, not in favor. (But do generally favor Canadian Poison Pills.)

Dual Class Capitalization	Generally, not in favor.

Supermajority Requirements	Generally, not in favor.

Fair Price Amendments	Case-by-case review.

Shareholder Disenfranchisement	Generally, not in favor.

Secret/Confidential Voting	Generally, not in favor.

Issue	SSRM Proxy Voting Guideline
Management Issues:

Golden Parachutes	Generally, not in favor.

Incentive Stock Option Plans	Generally follow ISS recommendation, which reviews on a case-by-case basis.

Requiring all stock options to be performance-based.	Generally, follow ISS recommendation, which reviews on a case-by-case basis.

Requiring the expensing of stock option awards.	Generally, not in favor.

Shareholder proposals seeking to ban stock sales by executives by establishing holding periods.	Generally, not in favor.

Shareholder proposals requesting to ban executive stock options.	Generally, not in favor.

Shareholder proposal requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	Generally, in favor.

Shareholder proposal requiring shareholder approval of extraordinary pension benefits for senior executives under the company’s SERP.	Generally, follow ISS recommendation, which reviews on a case-by-case basis.

IRS Reg. 162(m) Plans	Vote for if the plan specifies the types of goals to be used by the 162(m) Plan Committee.

Issue	SSRM Proxy Voting Guideline
Miscellaneous:

State of Incorporation Change	Vote for if there is no reduction of shareholder rights.

Shareholder proposal requiring offshore companies to reincorporate into the United States.	Generally, not in favor.

Blanket Authority On Unspecified Business	Generally, not in favor.

Social/Political Issues	Vote against unless there is a measurable economic benefit to the Company.

Shareholder proposal requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members.	Generally, follow ISS recommendation, which reviews on a case-by-case basis.

Postpone/reschedule meeting regarding board approved mergers	Vote for if we favor the merger, against if we oppose the transaction.

If any article is unusually complicated or is a departure from simple issues, the article is always considered on a case-by-case basis.

State Street Research will, where it deems it appropriate, monitor a company’s activities and/or undertake an active dialogue with corporate management and others to encourage the adoption of organizational policies and practices which we believe will be to the ultimate economic benefit of our clients including, if the client is an employee benefit plan, that plan’s participants and their beneficiaries.

WILLIAM BLAIR & COMPANY LLC

William Blair & Company, L.L.C.

Proxy Voting Policy Statement and Procedures

This statement sets forth the proxy voting policy and procedures of William Blair & Company, L.L.C. (“William Blair”). The Department of Labor has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA Section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. William Blair & Company, LLC is a registered investment adviser under the Investment Advisers Act of 1940. The Securities and Exchange Commission recently amended the rules under the Investment Advisers Act of 1940, requiring registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. The rule changes require registered investment advisers to identify potential conflicts involved in the voting of proxies as well as introducing specific recordkeeping and disclosure requirements. This policy is intended to comply with the rules of the Department of Labor and the Securities and Exchange Commission.

General Policy

William Blair shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. William Blair shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. William Blair is not responsible for voting proxies it does not receive. However, William Blair will make reasonable efforts to obtain missing proxies.

All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines (Domestic or International), which are designed to address matters typically arising in proxy votes. William Blair does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical or productive to fashion a guideline for each. Rather, William Blair’s Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise.

For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Policy Committee. The Proxy Policy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Policy Committee members are: Rocky Barber, Greg Campbell, George Grieg, Jim Hering, Neal Seltzer and Ray Teborek. The Proxy Policy Committee reviews The Proxy Voting Policy and Procedures Annually and shall revise its guidelines as events warrant.

Conflicts of Interest Policy

William Blair is sensitive to conflicts of interest that may arise in the proxy decision-making process and we have identified the following potential conflicts of interest:

•	William Blair has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months.

•	A William Blair principal or director currently serves on the company’s Board of Directors.

•	William Blair, its principals, employees and affiliates (including, without limitation, William Blair Capital Partners Funds and William Blair Mezzanine Funds), in the aggregate, own 1% or more of the company’s outstanding shares.

•	The Company is a client of the Investment Management Department.

In the event that any of the above potential conflicts of interest arise, The Proxy Policy Committee will vote all proxies for that company in the following manner:

•	If our Voting Guidelines indicate a vote “For” or “Against” a specific issue we will continue to vote according to the Voting Guidelines.

•	If our Voting Guidelines have no recommendation or indicate a vote on a “Case-by-Case” basis, we will vote consistent with the voting recommendation provided by Institutional Shareholder Services (ISS), an independent third party research provider, utilized by William Blair, that analyzes each vote from the shareholder vantage point.

International Markets Share Blocking Policy

In international markets where share blocking applies (see list below), we typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. William Blair shall not subordinate the interests of participants and beneficiaries to unrelated objectives.

Country	Blocking Begins	Blocking Ends
Argentina	3-7 days before meeting	Day after meeting

Austria	Varies by company; at least 3 days before meeting	Day after meeting

Belgium	3-6 days before the meeting; shares remain blocked until a second call if quorum not met	Day after meeting

Czech Republic	2-7 days before the meeting	Day after meeting

Egypt	3 days prior to meeting	Day after meeting

France	5 days prior to meeting; shares remain blocked if quorum is not met.	Day after meeting

Germany	Upon receipt of instructions	Day after meeting

Greece	5 days prior to meeting	Day after meeting

Country	Blocking Begins	Blocking Ends
Hungary	N/A	Day after meeting

Italy	5 days prior to meeting; shares remain blocked if quorum is not met	Day after meeting

Mauritius	Time frames vary	Day after meeting

Morocco	24 hours prior to meeting	Day after meeting

Netherlands	5-6 days before meeting	Day after meeting

Poland	Upon receipt of instructions	Day after meeting

Portugal	Upon receipt of instructions	Day after meeting

Slovak Republic	N/A	Day after meeting

Switzerland	Upon receipt of instructions	Day after meeting

Turkey	7 days before the meeting	Close of business two days after meeting

Source: Institutional Shareholder Services (ISS)

Recordkeeping and Disclosure

Pursuant to this policy, William Blair will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by William Blair that are material to making a decision on how to vote, or that memorialize the basis for the decision.

Upon a client’s request to the Proxy Administrator, William Blair will make available to its clients a report on proxy votes cast on their behalf. These proxy -voting reports will demonstrate William Blair’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.

The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with the Form ADV, Part II

PART C

OTHER INFORMATION

ITEM 23.

EXHIBITS

(a)(1)	Second Articles of Restatement of The Prudential Series Fund, Inc.	Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.

(a)(2)	Articles Supplementary to the Second Articles of Restatement of The Prudential Series Fund, Inc.	Incorporated by reference to Post-Effective Amendment No. No. 45 to this Registration Statement, filed February 7, 2003.

(a)(3)	Articles of Amendment to the Second Articles of Restatement of The Prudential Series Fund, Inc.	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed February 7, 2003.

(a)(4)	Articles of Amendment to the Second Articles of Restatement of The Prudential Series Fund, Inc.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(a)(5)	Articles of Amendment to the Second Articles of Restatement of The Prudential Series Fund, Inc.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(a)(6)	Articles Supplementary to the Second Articles of Restatement of The Prudential Series Fund, Inc.	Filed herewith.

(a)(7)	Articles of Amendment to the Second Articles of Restatement of The Prudential Series Fund, Inc.	Filed herewith.

(a)(8)	Articles of Amendment to the Second Articles of Restatement of The Prudential Series Fund, Inc.	Filed herewith.

(b)	Amended By-laws of The Prudential Series Fund, Inc.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(d)(1)	Amended and Restated Management Agreement between Prudential Investments LLC and The Prudential Series Fund, Inc.	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed February 7, 2003.

(d)(2)(i)	Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(d)(3)	Subadvisory Agreement between Prudential Investments Fund Management LLC and Jennison Associates LLC.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(d)(4)	Subadvisory Agreement between The Prudential Insurance Company of America and Pacific Investment Management Company.	Incorporated by reference to Post-Effective Amendment No. 36 to this Registration Statement, filed April 28, 1999.

(d)(5)	Subadvisory Agreement between Prudential Investments Fund Management LLC and A I M Capital Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed August 4, 2000.

(d)(6)	Subadvisory Agreement between Prudential Investments Fund Management LLC and Alliance Capital Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed August 4, 2000.

(d)(7)	Subadvisory Agreement between Prudential Investments Fund Management LLC and Davis Selected Advisers, L.P.	Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.

(d)(8)	Subadvisory Agreement between Prudential Investments LLC and EARNEST Partners LLC (Diversified Conservative Growth Portfolio).	Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.

(d)(9)	Subadvisory Agreement between Prudential Investments LLC and Goldman Sachs Asset Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(d)(10)	Subadvisory Agreement between Prudential Investments Fund Management LLC and INVESCO Funds Group, Inc.	Incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed August 4, 2000.

(d)(11)	Subadvisory Agreement between Prudential Investments Fund Management LLC and Massachusetts Financial Services Company.	Incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed August 4, 2000.

(d)(12)	Subadvisory Agreement between Prudential Investments Fund Management LLC and GE Asset Management, Incorporated.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(d)(13)	Subadvisory Agreement between Prudential Investments Fund Management LLC and Salomon Brothers Asset Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(d)(14)	Subadvisory Agreement between Prudential Investments LLC and Hotchkis and Wiley Capital Management LLC.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(d)(15)	Subadvisory Agreement between Prudential Investments LLC and J.P. Morgan Investment Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(d)(16)	Subadvisory Agreement between Prudential Investments Fund Management LLC and Deutsche Asset Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.

(d)(17)	Subadvisory Agreement between Prudential Investments LLC and Calamos Asset Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed February 7, 2003.

(d)(18)	Subadvisory Agreement between Prudential Investments LLC and RS Investment Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed February 7, 2003.

(d)(18)(i)	Amendment to Subadvisory Agreement between Prudential Investments LLC and RS Investment Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(d)(19)	Subadvisory Agreement between Prudential Investments LLC and Deutsche Asset Management Investment Services Limited.	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed February 7, 2003.

(d)(20)	Subadvisory Agreement between Prudential Investments LLC and The Dreyfus Corporation.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(d)(21)	Subadvisory Agreement between Prudential Investments LLC and State Street Research and Management Company.	Filed herewith.

(d)(22)	Subadvisory Agreement between Prudential Investments LLC and William Blair & Company LLC.	Filed herewith.

(e)	Distribution Agreement between The Prudential Series Fund, Inc. and Prudential Investment Management Services LLC.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(g)(1)	Form of Custodian Agreement between Investors Fiduciary Trust Company and The Prudential Series Fund, Inc. dated May 19, 1997.	Incorporated by reference to Post-Effective Amendment No. 34 to this Registration Statement, filed April 24, 1998.

	(i) Custodian Agreement between Investors Fiduciary Trust Company and The Prudential Insurance Company of America dated September 16, 1996.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(ii) Assignment of Custodian Agreement Incorporated by reference to Post-Effective from Investors Fiduciary Trust Company to State Street effective January 1, 2000.	Incorporated by reference to Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(iii) First Amendment to Custody Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company dated December 1, 1996.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(iv) Supplement to Custody Agreement between The Prudential Series Fund, Inc., Prudential’s Gibraltar Fund and Investors Fiduciary Trust Company dated August 19, 1998.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed August 4, 2000.

	(v) Restated Supplement to Custody Agreement dated July 1, 2001.	Incorporated by reference to Post-Effective Amendment No. 44 to their Registration Statement, filed April 26, 2002.

	(vi) Second Amendment of Custody Agreement between The Prudential Series Fund, Inc., Prudential’s Gibraltar Fund, Inc. and State Street Bank and Trust Company dated January 17, 2002.	Incorporated by reference to Post-Effective Amendment No. 44 to their Registration Statement, filed April 26, 2002.

(g)(2)	(i) Special Custody Agreement between Prudential Series Fund, Inc., Goldman, Sachs & Co., and Investors Fiduciary Trust Company.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(ii) Assignment of Special Custody Agreement from Investors Fiduciary Trust Company to State Street effective January 1, 2000.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(iii) First Amendment of Custody Agreement between the Prudential Series Fund, Inc. and Prudential’s Gibraltar Fund Inc. and State Street Bank and Trust Company dated March 1, 2000.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(g)(3)	Investment Accounting Agreement between The Prudential Series Fund Inc., Prudential’s Gibraltar Fund and Investor Fiduciary Trust Company dated December 31, 1994.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(i) First Amendment to Investment Accounting Agreement between The Prudential Series Fund, Inc., Prudential’s Gibraltar Fund and Investors Fiduciary Trust Company dated June 20, 1995.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(ii) Second Amendment to Investment Accounting Agreement between The Prudential Series Fund, Inc. and Prudential’s Gibraltar Fund and State Street Bank and Trust dated March 1, 2000.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(h)(1)	Transfer Agent Agreement between Prudential Mutual Fund Services LLC and The Prudential Series Fund, Inc. filed April 28, 1999.	Incorporated by reference to Post-Effective Amendment No. 36 to this Registration Statement, Filed April 28, 1999.

(h)(2)	Fund Participation Agreement between Great-West Life & Annuity Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, Prudential Investment Management Services LLC and Charles Schwab & Co., Inc. dated May 1, 1999.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(h)(3)	Fund Participation Agreement between First Great-West Life & Annuity Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, Prudential Investment Management Services LLC and Charles Schwab & Co., Inc. dated May 1, 1999.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(h)(4)	Fund Participation Agreement between The Ohio National Life Insurance Company, The Prudential Insurance Company of America, The Prudential Series Fund, Inc. and Prudential Investment Management Services LLC.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(h)(5)	Fund Participation Agreement between Allianz Life Insurance Company of North America, The Prudential Series Fund, Inc., Prudential Investments Fund Management LLC, and Prudential Investment Management Services LLC, dated December 15, 2000.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(5)(i)	Amendment to the Fund Participation Agreement between Allianz Life Insurance Company of North America, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC, dated April 2, 2002.	Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.

(h)(6)	Fund Participation Agreement between Preferred Life Insurance Company of New York, The Prudential Series Fund, Inc., Prudential Investments Fund Management LLC, and Prudential Investment Management Services LLC, dated December 15, 2000.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(7)	Fund Participation Agreement between Equitable Life Insurance Company of Iowa, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services, LLC, dated April 28, 2000.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(7)(i)	Amendment to the Fund Participation Agreement between Equitable Life Insurance Company of Iowa, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC dated October 30, 2000.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(8)	Fund Participation Agreement between First Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 28, 2000.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(8)(i)	Amendment to the Fund Participation Agreement between First Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC dated October 30, 2000.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(9)	Fund Participation Agreement between Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 29, 2000.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(9)(i)	Amendment to the Fund Participation Agreement between Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC dated October 30, 2000.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(10)	Fund Participation Agreement between The Guardian Insurance & Annuity Company, Inc., The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated September 1, 2000.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(10)(i)	Amendment to the Fund Participation Agreement between The Guardian Insurance & Annuity Company, Inc., The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 10, 2001.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(11)	Fund Participation Agreement between The Hartford Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated June 22, 2000.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(12)	Fund Participation Agreement between The Hartford Life and Annuity Insurance Company, The Prudential Series Fund, Inc., the Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated June 22, 2000.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(13)	Procedural Agreement between Merrill Lynch Futures, Inc., The Prudential Series Fund, Inc. and Investors Fiduciary Trust Company.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(h)(14)	(a)Pledge Agreement between Goldman, Sachs & Co., The Prudential Series Fund, Inc. and Investors Fiduciary Trust Company, dated August 15, 1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(b)Pledge Agreement between Lehman Brothers Inc., The Prudential Series Fund, Inc. and Investors Fiduciary Trust Company, dated August 29, 1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(c)Pledge Agreement between J.P. Morgan Futures Inc., The Prudential Series Fund, Inc. and Investors Fiduciary Trust Company dated September 1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(d)Pledge Agreement between PaineWebber Inc., The Prudential Series Fund, Inc. and Investors Fiduciary Trust Company, dated September 25, 1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(e)Pledge Agreement between Credit Suisse First Boston Corp., The Prudential Series Fund, Inc. and Investors Fiduciary Trust Company dated November 11,1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(h)(15)	Fund Participation Agreement between Aetna Life Insurance and Annuity Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 27, 2001.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(16)	Fund Participation Agreement between American Skandia Life Assurance Corporation, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated May 1, 2001.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(17)	Fund Participation Agreement between Pacific Life Insurance Company, The Prudential Series Fund, Inc. and Prudential Investment Management Services LLC, dated August 15, 2001.	Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.

(i)	Shea & Gardner Legal Opinion.	Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.

(j)	Consent of independent accountants.	Filed herewith.

(m)	Amended Rule 12b-1 Plan.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(n)	Amended Rule 18f-3 Plan.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(p)(1)	Amended Code of Ethics of The Prudential Series Fund, Inc.	Filed herewith.

(p)(2)	Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.	Filed herewith.

(p)(3)	Revised Code of Ethics of Pacific Investment Management Company.	Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.

(p)(4)	Code of Ethics of Jennison Associates LLC.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(p)(5)	Code of Ethics of A I M Management Group Inc.	Incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed August 4, 2000.

(p)(6)	Amended Code of Ethics of Alliance Capital Management L.P.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001

(p)(7)	Code of Ethics of Davis Selected Advisers, L.P.	Incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed August 4, 2000.

(p)(8)	Code of Ethics of J.P. Morgan Investment Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(p)(9)	Code of Ethics of INVESCO Funds Group, Inc.	Incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed August 4, 2000.

(p)(10)	Code of Ethics of Massachusetts Financial Services Company.	Incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed August 4, 2000.

(p)(11)	Code of Ethics of GE Asset Management Incorporated.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(p)(12)	Code of Ethics of Salomon Brothers Asset Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(p)(13)	Code of Ethics of Goldman Sachs Asset Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(p)(14)	Revised Code of Ethics of EARNEST Partners LLC.	Filed herewith.

(p)(15)	Code of Ethics of Calamos Asset Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed on February 7, 2003.

(p)(16)	Code of Ethics of RS Investment Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed on February 7, 2003.

(p)(17)	Code of Ethics of Deutsche Asset Management.	Incorporated by reference to Post-Effective Amendment No. 46 to this Registration Statement, filed on April 25, 2003.

(p)(18)	Code of Ethics of Hotchkis and Wiley Capital Management LLC.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(p)19)	Code of Ethics of J.P. Morgan Investment Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(p)(20)	Code of Ethics of State Street Research and Management Company.	Filed herewith.

(p)(21)	Code of Ethics of William Blair & Company LLC.	Filed herewith.

(p)(20)	Code of Ethics of The Dreyfus Corporation.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(q)(1)	Powers of attorney.	Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed on April 26, 2002.

(q)(2)	Powers of attorney.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Most of the Registrant’s outstanding securities are owned by the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940 (the “Act”): The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company (“Pruco Life”); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

Registrant’s shares will be voted in proportion to the directions of persons having interests in the separate accounts holding shares of the Registrant. Registrant may nonetheless be deemed to be controlled by such entities by virtue of the presumption contained in Section 2(a)(9) of the Act, although Registrant disclaims such control.

The subsidiaries of Prudential Financial, Inc. are set forth in the chart on the following pages. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential’s Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Act. The separate accounts are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

Subsidiaries of Prudential Financial, Inc.:

155 Bishopsgate Partners, L.P.

71 Hanover Florham Park Associates LLC

745 Property Investments

745 Property Investments Individual Shareholders

884904 Ontario Inc.

Alternative Fuels I, LLC

American Skandia Advisory Services, Inc.

American Skandia Fund Services, Inc.

American Skandia Information Services and Technology Corporation

American Skandia Investment Services, Incorporated

American Skandia Life Assurance Corporation

American Skandia Marketing, Incorporated

American Skandia, Inc.

Amicus Investment Company

Arango, John P. (Organization Record)

Argus Capital (General Partner) Limited

Argus Capital International Limited

Argus Capital Limited

ARL Holdings, Inc.

Asian Development Bank

Asian Infrastructure Mezzanine Capital Fund

Asian Infrastructure Mezzanine Capital Management Company Limited

Audley Finance BV

Austen, Jonathan Martin (Organization Record)

Bache & Co.

Bache & Co. (Lebanon) S.A.L.

Bache Halsey Stuart Communication Services Inc.

Bache Halsey Stuart Shields (Antilles) N.V.

Bache Halsey Stuart Shields Incorporated

Bache Insurance Agency of Alabama, LLC

Bache Insurance Agency of Arkansas, Inc.

Bache Insurance Agency of Louisiana, Inc.

Bache Insurance Agency of Mississippi, Ltd.

Bache Insurance Agency of Ohio, Inc.

Bache Insurance Agency of Oklahoma, Inc.

Bache Insurance Agency of Texas, Inc.

Bache Insurance Agency, LLC

Bache Insurance of Arizona Inc.

Bache Insurance of Kentucky, Inc.

Bache Nominees Ltd.

Bache, S.A. de C.V.

Baker, Glenn A. (Organization Record)

Bank Dagang National Indonesia

Banks, Andrew W.N. (Organization Record)

Banks, Andrew W.N. (Organization Record)

BARAFOR

Barton Holdings B.V.

Beagle Assets LLC

Big Yellow Holdings Limited

Blumenthal, Morris (Organization Record)

Bobal, Paul J. (Organization Record)

Bradescor Corretora de Seguros Ltda

Braeloch Holdings Inc.

Braeloch Successor Corporation

Bree Investments Limited

Busch, Carl W. (Organization Record)

Capital Agricultural Property Services, Inc.

Castillo, Jerome Patrick A. (Organization Record)

CB Investment, LLC

Charles Mall Properties, Inc.

China Distri-Park Limited

China Homes Limited

Chou Wen Hsien, Vincent (Organization Record)

Circle Housing Corporation

Circle Nominees Limited

Clivco Nominees Limited

Clive Agency Bond Broking Limited

Clive Discount Company Limited

Clive Discount Holdings International Limited

Clivwell Securities Limited

Coakley, Peter (Organization Record)

Colico II, Inc.

COLICO, INC.

COLICO, LLC

Commodity Administrative Services Inc.

Connecticut Home Mortgage, Inc.

Corcarr Funds Management Limited

Corcarr Management Pty Limited

Corcarr Nominees Pty Limited

Corporate America Realty, Inc.

Corporate Relocations France SAS

Cramer, Alex E. (Organization Record)

CRC Series B, LP

Custard, William L. (Organization Record)

DBS, Inc.

Dee, Anthony W. (Organization Record)

Divsplit Nominees Pty Limited

Dryden Bank SA

Dryden Capital Management Limited

Dryden Finance (Hong Kong) Ltd.

Dryden Finance II, LLC

Dryden Finance, Inc.

Dryden Holdings Corporation

Dryden Nominees (Hong Kong) Ltd.

Dryden Securities (Hong Kong) Ltd.

Dryden Wealth Management (Hong Kong) Ltd.

Dryden Wealth Management (Singapore) Limited

Dryden Wealth Management (Taiwan) Co., Ltd.

Dryden Wealth Management Limited

Enhanced Investment Technologies, Inc.

eRealty, Inc.

EuroInvest (General Partner) Limited

Everest National Insurance Company

Everest Reinsurance Company

Feige, Timothy E. (Organization Record)

Fergusson, Douglas W.M. (Organization Record)

Ferrigno, Joseph William (Organization Record)

Fine Homes, L.P.

First Sloane Street Limited

Flor-Ag Corporation

Foster, Raymond (Organization Record)

Gateway Holdings, Inc.

Gateway Holdings, S. A.

GIB Laboratories, Inc.

Gibraltar Agency Co., Ltd. (Gibraltar Agency Kabushiki Kaisha)

Gibraltar Casualty Company

Gibraltar Corretora de Seguros Ltda.

Gibraltar Properties, Inc.

GRA (Bermuda) GP Limited

GRA (Bermuda), Limited

Graham Depository Company III

Graham Depository Company

Graham Depository Company II

Graham Depository Company IV

Graham Depository Company V

Graham Depository Company VI

Graham Energy Marketing Corp.

Graham Energy Services, Incorporated

Graham Energy, Ltd.

Graham Exploration, Ltd.

Graham Resources, Inc.

Graham Royalty, Ltd.

Health Ventures Partner, Inc.

Health Ventures Partner, LLC

Hess, Jeffrey (Organization Record)

Hiroshi Oda

Hochman & Baker Insurance Services, Inc.

Hochman & Baker Investment Advisory Services, Inc.

Hochman & Baker Securities, Inc.

Hochman & Baker, Inc.

Hochman, Joel (Organization Record)

Hong, Choo Wai

HSG Health Systems Group Limited

Human Resource Finance Company, Inc.

Ichirou Kaneda

Ikuhisa Matsumoto

Ilidio da Silva Filho

Industrial Properties (General Partner) II Limited

Industrial Properties (General Partner) Limited

Industrial Trust Company

Ines Corporation

Inter-Atlantic Investment Advisors, Inc.

Intergrated Pharmacy Solutions

International Finance Corporation

Ivan Kramer

JACC Services Corp.

Japan Social Welfare Mutual Aid Administration Center Co., Ltd. (Kabushiiki Kaisha Nisshasai Jimu Center)

Jennison Associates Capital Corp.

Jennison Associates LLC

Jennison Long Bond Management Company

Jones Lang Wooton

Jones, William Nigel Henry (Organization Record)

Jones, William Nigel Henry (Organization Record)

Karen Deane Relocation Limited

Kauffman, Robert Wayne (Organization Record)

Kazuo Ogita

Kenzou Miura

Kinichi Abe

Kleinman, Ira Jeffrey (Organization Record)

Kohn, Robert A. (Organization Record)

Kyocera (Hong Kong) Ltd.

Kyocera Corporation

Kyoei Annuity Home Co. Ltd. (Kabushiki Kaisha Kyouei Nenkin Home)

Kyosei Industrial Enterprise Co., Ltd. (Kyosei Kogyo Kabushiki Kaisha)

Kyosei Leasing Co., Ltd. (Kyosei Lease Kabushiki Kaisha)

Land Bank of Taiwan

Lapine Development Corporation

Lapine Holding Company

Lapine Technology Corporation

Lavallato, Michael

Layug, Jose M.. (Organization Record)

Lender’s Service Inc.

Lender’s Service Title Agency, Inc.

LeRocher Reinsurance Ltd.

Liu, Desmond (Organization Record)

Lopez, Jr., Renato B. (Organization Record)

LSI Maryland, Inc.

Maeda, Kazuo (Organization Record)

Major Escrow Corporation

Massey, Stephen Leigh (Organization Record)

MasterLink Shareholders

McTee, Clifford R. (Organization Record)

Mehta, Arun (Organization Record)

Merastar Corporation

Merastar Insurance Company

Mercator Asset Management, Inc.

Mexico Commodity Funding Corp.

Mexico Commodity Sourcing Corp.

Minami Aoyama Gardening Co., Ltd. (Minami Aoyana Engei Kabushiki Kaisha)

Mitsuo Takagi

ML/MSB Acquisition, Inc.

Moran Stahl & Boyer, Limited Partnership

Moran, Stahl & Boyer G.P.

Morse, David S. (Organization Record)

Mulberry Muni Investors DA No. 1, Inc.

Mulberry Muni Investors GLTC No. 1, Inc.

Mulberry Muni Investors GLTC No. 2, Inc.

Mulberry Muni Investors ILLT No. 1, Inc.

Mulberry Muni Investors ILST No. 1, Inc.

Mulberry Muni Investors PA No. 1, Inc.

Mulberry Muni Investors PLAZIL No. 1, Inc.

Mulberry Muni Investors PLAZIL No. 2, Inc.

Mulberry Portfolio Company, LLC

Natexis Banque S.A.

New JACC Corporation

Nicholson, Santiago (Organization Record)

Nihon Shakai-Fukushi Kousaikai Foundation

Northern Retail Properties (General Partner) Limited

Norton, Jr., A. Laurence (Organization Record)

Oliver, Theresa L. (Organization Record)

OTIP/RAEO Benefits Incorporated

OTIP/RAEO Insurance Company Inc.

P-B Finance Ltd.

P-B Holding Japan Inc.

P. G. Realty, Inc.

PAEC Management Company

Page & Gwyther Holdings Limited

Page & Gwyther Limited

PAMA (Indonesia) Limited

PAMA (Singapore) Private Limited

PAMA DIF Limited

PAMA Fund I Parallel Investment, LLC

Paoli, Gustavo Delli (Organization Record)

Paoli, Gustavo Delli (Organization Record)

Parsons, Jr., Don (Organization Record)

Partners of PRICOA Scottish General Partner II Limited

PB Financial Services, Inc.

PB Services (U.K.)

PB Trade Limited

PBI Fund Managers Limited

PBI Group Holdings Limited

PBI Holdings Ltd.

PBI Limited

PBI Management Limited

PBIB Holdings Limited

PBML Custodian Limited

PBT Home Equity Holdings, Inc.

PBT Mortgage Corporation

PCG Finance Company I, LLC

PCG Finance Company II, LLC

PCM International, Inc.

PFDS Holdings, LLC

PG Insurance Service Co., Ltd. (PG Insurance Service Kabushiki Kaisha)

PGA Arlington Holdings Ltd.

PGA Asian Holdings Ltd.

PGA Asian Retail Limited

PGA European Holdings, Inc.

PGA European Limited

PGA Kilimanjaro Limited

PGLH of Delaware, Inc.

PGR Advisors I, Inc.

PGR Advisors, Inc.

PHMC Services Corporation

PIC Holdings Limited

PIC Realty Canada Limited

PIC Realty Corporation

PIFM Holdco, Inc.

PIM Foreign Investments, Inc.

PIM Global Financial Strategies, Inc.

PIM Investments, Inc.

PIM Warehouse, Inc.

PIMS Holding, LLC

PKHC #1, LLC

PKHC #2, LLC

PMCC Holding Company

PMLS Limited Partnership

POK Securitization Specialty Co., Inc

Pollard, Gloria (Organization Record)

PPCP-I Holding Co., LLC

PPCP-II Holding, Co., LLC

Preferred Coastal Realty, Inc.

PREI Acquisition I, Inc.

PREI Acquisition II, Inc.

PREI International, Inc.

PREMISYS Real Estate Services, Inc.

Premisys Real Estate Services, Inc. of Colorado

PRICOA Capital Group Limited

PRICOA Capital Management Limited

PRICOA China (Residential) Limited

PRICOA China (Warehouse) Limited

PRICOA Funding Limited

PRICOA GA Paterson, Ltd.

PRICOA General Partner II (Co-Investment) Limited

PRICOA General Partner II Limited

PRICOA General Partner Limited

PRICOA Invest, Sociedad Anonima, S.G.C.

PRICOA Investment Company

PRICOA Management Partner Limited

PRICOA Mezzanine Investment Co., In Members’ Voluntary Liquidation

PRICOA P.I.M. (Regulated) Limited

Pricoa PanEuropean Investment Limited

PRICOA Property Asset Management Limited

PRICOA Property Investment Management Limited

PRICOA Property PLC

PRICOA Property Private Equity Limited

PRICOA Real Estate Investors (Asia) Pte. Ltd.

PRICOA Realty Group Limited

PRICOA Relocation Europe Limited

PRICOA Relocation Holdings Limited

Pricoa Relocation Management Limited

PRICOA Scottish General Partner II L.P.

PRICOA Scottish General Partner LP

PRICOA Vida, Sociedad Anonima de Seguros y Reaseguros

Private Label Mortgage Services Corporation

PRS Escrow Services, Inc.

PRS, Preferred Shareholder (Organization Record)

Pru 101 Wood LLC

Pru 1901 Market LLC

Pru Global Securities, LLC

PruAsia DBS Limited

Prubache Nominees Pty Limited

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Pruco Reinsurance Ltd.

Pruco Securities Corporation

Pruco Securities, LLC

PRUCO, Inc.

Prudential Agricultural Credit, Inc.

Prudential Apolo, Operadora de Sociedades de Inversion S.A. de C.V.

Prudential Asset Management Asia Hong Kong Limited

Prudential Asset Management Asia Limited (BVI)

Prudential Asset Management Company Securities Corporation

Prudential Asset Management Holding Company

Prudential Asset Management Japan, Inc.

Prudential Asset Resources, Inc.

Prudential Asset Sales and Syndications, Inc.

Prudential Capital and Investment Services, LLC

Prudential Capital Group, L.P.

Prudential Carbon Mesa, Inc.

Prudential Commercial Insurance Company

Prudential Commodities de Mexico, S. de R.L. de C.V.

Prudential Community Interaction Consulting, LLC

Prudential Dental Maintenance Organization of California, Inc.

Prudential Dental Maintenance Organization, Inc.

Prudential Direct Advisers, Inc.

Prudential Direct Advisers, L.P.

Prudential Direct Distributors, Inc.

Prudential Direct Insurance Agency of Alabama, Inc.

Prudential Direct Insurance Agency of Massachusetts, Inc.

Prudential Direct Insurance Agency of New Mexico, Inc.

Prudential Direct Insurance Agency of Ohio, Inc.

Prudential Direct Insurance Agency of Texas, Inc.

Prudential Direct Insurance Agency of Wyoming, Inc.

Prudential Direct, Inc.

Prudential Equity Group, LLC

Prudential Equity Investors, Inc.

Prudential Financial Advisors Securities, Company, Ltd.

Prudential Financial Capital Trust I

Prudential Financial Derivatives, LLC

Prudential Financial Securities Investment Trust Enterprise

Prudential Financial, Inc.

Prudential Fund Management Canada Limited

Prudential Funding Corporation

Prudential Funding, LLC

Prudential General Agency of Ohio, Inc.

Prudential General Agency of Texas, Inc.

Prudential General Insurance Agency of Florida, Inc.

Prudential General Insurance Agency of Indiana, Inc.

Prudential General Insurance Agency of Kentucky, Inc.

Prudential General Insurance Agency of Massachusetts, Inc.

Prudential General Insurance Agency of Mississippi, Inc.

Prudential General Insurance Agency of Nevada, Inc.

Prudential General Insurance Agency of New Mexico, Inc.

Prudential General Insurance Agency of Wyoming, Inc.

Prudential General Insurance Company

Prudential Global Funding, Inc.

Prudential Group Holding Company

Prudential Health and Dental Group Holdings, Inc.

Prudential Health Care Plan of California, Inc.

Prudential Health Care Plan of Connecticut, Inc.

Prudential Health Care Plan of Georgia, Inc.

Prudential Health Care Plan of New York, Inc.

Prudential Health Care Plan, Inc.

Prudential Health Group LLC

Prudential HealthCare and Life Insurance Company of America

Prudential HealthCare Group, Inc.

Prudential HealthCare of America, Inc.

Prudential Holdings of Japan, Inc.

Prudential Holdings, Inc.

Prudential Holdings, LLC

Prudential Home Building Investment Advisers, L.P.

Prudential Home Building Investors, Inc.

Prudential Homes Corporation

Prudential Human Resources Management Company, Inc.

Prudential Huntoon Paige Associates, Ltd.

Prudential IBH Holdco, Inc.

Prudential Institutional Fund Management, Inc.

Prudential Insurance Brokerage, Inc.

Prudential International Insurance Holdings, Ltd.

Prudential International Insurance Service Company, L.L.C.

Prudential International Investments Corporation

Prudential International Investments Financial, Inc.

Prudential International Investments Services Corporation

Prudential International Investments, LLC

Prudential Investment Management (Japan), Inc.

Prudential Investment Management Services LLC

Prudential Investment Management, Inc.

Prudential Investments Japan Co.

Prudential Investments LLC

Prudential Japan Holdings, LLC

Prudential Latin American Investments, Ltd.

Prudential Life Insurance Company of Taiwan Inc.

Prudential Louisiana Homes General Partnership

Prudential Management Canada Ltd.

Prudential Mexico, L.L.C.

Prudential Mortgage Asset Corporation II

Prudential Mortgage Capital Acquisition Corp.

Prudential Mortgage Capital Asset Holding Company, LLC

Prudential Mortgage Capital Company I, LLC

Prudential Mortgage Capital Company II, LLC

Prudential Mortgage Capital Company, Inc.

Prudential Mortgage Capital Company, LLC

Prudential Mortgage Capital Funding, LLC

Prudential Mortgage Capital Holdings Corporation

Prudential Multifamily Mortgage, Inc.

Prudential Mutual Fund Distributors, Inc.

Prudential Mutual Fund Investment Management, Inc.

Prudential Mutual Fund Management, Inc.

Prudential Mutual Fund Services LLC

Prudential Mutual Fund Services, Inc.

Prudential New York Homes Corporation

Prudential of America General Insurance Company ( Canada)

Prudential of America Life Insurance Company (Canada)

Prudential Oklahoma Homes Corporation

Prudential P&C Holdings NJ, LLC

Prudential P&C Holdings, LLC

Prudential Private Capital Management, Ltd.

Prudential Private Capital Portfolio, Ltd.

Prudential Private Placement Investors L.P.

Prudential Private Placement Investors, Inc.

Prudential Property and Casualty General Agency, Inc.

Prudential Property and Casualty Insurance Company

Prudential Real Estate Affiliates of Canada Ltd.

Prudential Real Estate Affiliates, Inc.

Prudential Real Estate Affiliates, Inc.

Prudential Real Estate and Relocation Services, Inc.

Prudential Real Estate Management Co., Ltd. (Prudential Real Estate Management Kabushiiki Kaisha)

Prudential Realty Holding Company, Inc.

Prudential Realty Partnerships, Inc.

Prudential Realty Securities II, Inc.

Prudential Realty Securities, Inc.

Prudential Referral Services, Inc.

Prudential Reinsurance Holdings, Inc.

Prudential Relocation Canada, Ltd.

Prudential Relocation Ltd.

Prudential Relocation Management Company of Canada Ltd

Prudential Relocation Management, A New York General Partnership

Prudential Relocation of Texas, Inc.

Prudential Relocation, Inc.

Prudential Relocation, S. de R.L. de C.V.

Prudential Residential Services, Limited Partnership

Prudential Resources Management Asia Limited

Prudential Retirement Financial Services Holding LLC

Prudential Retirement Services, Inc.

Prudential Securities (Argentina) LLC

Prudential Securities (Brasil) Ltda.

Prudential Securities (Chile) LLC

Prudential Securities (Japan) Limited

Prudential Securities (Montevideo) Usuaria de Zona Franca S.A.

Prudential Securities (South America) Incorporated

Prudential Securities (Uruguay) S.A.

Prudential Securities Capmark Inc.

Prudential Securities CMO Issuer Inc.

Prudential Securities Credit Corp., LLC

Prudential Securities Foundation

Prudential Securities Futures Management Inc.

Prudential Securities Group Inc.

Prudential Securities Insurance Agency of Puerto Rico, Inc.

Prudential Securities Investing Consulting (Taiwan) Co., Ltd.

Prudential Securities Municipal Derivatives, Inc.

Prudential Securities Secured Financing Corporation

Prudential Securities Structured Assets, Inc.

Prudential Seguros, S.A.

Prudential Select Holdings, Inc.

Prudential Select Life Insurance Company of America

Prudential Service Bureau, Inc.

Prudential Structured Settlement Company

Prudential Texas Residential Services Corporation

Prudential Timber Investments, Inc.

Prudential Trust Company

Prudential Uniformed Services Administrators, Inc.

Prudential-Bache Capital Funding (Equities) Limited

Prudential-Bache Capital Funding (Gilts) Limited

Prudential-Bache Capital Funding (Money Brokers) Limited

Prudential-Bache Capital Funding (SWAPS) Limited

Prudential-Bache Capital Funding Asia Limited

Prudential-Bache Capital Funding BV

Prudential-Bache Capital Funding Puerto Rico Inc.

Prudential-Bache Capital Partners I L.P.

Prudential-Bache Capital Partners II L.P

Prudential-Bache Corporate Directors Services, Inc.

Prudential-Bache Corporate Trustee Services, Inc.

Prudential-Bache Energy Corp.

Prudential-Bache Energy Production Inc.

Prudential-Bache Financial Derivatives, Ltd.

Prudential-Bache Forex (UK) Limited

Prudential-Bache Funding Limited

Prudential-Bache Funds Management Limited

Prudential-Bache Futures Asia Pacific Ltd.

Prudential-Bache Global Markets Inc.

Prudential-Bache Holdings Limited

Prudential-Bache International (UK) Limited

Prudential-Bache International Bank Limited

Prudential-Bache International Bank S.A.

Prudential-Bache International Banking Corporation

Prudential-Bache International Limited

Prudential-Bache International S.A.

Prudential-Bache International Trust Company (Cayman)

Prudential-Bache Investor Services II, Inc.

Prudential-Bache Investor Services Inc.

Prudential-Bache Leasing Inc.

Prudential-Bache Limited

Prudential-Bache Management GmbH

Prudential-Bache Metals GmbH & Co. KG

Prudential-Bache Nominees Limited

Prudential-Bache Overseas Funding Limited

Prudential-Bache Program Services Inc.

Prudential-Bache Properties, Inc.

Prudential-Bache Securities (Australia) Limited

Prudential-Bache Securities (Germany) Inc.

Prudential-Bache Securities (Holland) Inc.

Prudential-Bache Securities (Holland) N.V.

Prudential-Bache Securities (Luxembourg) Inc.

Prudential-Bache Securities (Monaco) Inc.

Prudential-Bache Securities (Switzerland) Inc.

Prudential-Bache Securities (U.K.) Inc.

Prudential-Bache Securities Agencia de Valores S.A.

Prudential-Bache Singapore Holdings Ltd.

Prudential-Bache Trade Services Inc.

Prudential-Bache Transfer Agent Services, Inc.

Prudential-Icatu Gestao de Investimentos Imobilaros, S.A.

PruLease, Inc.

Prumerica ARM Pte. Ltd.

Prumerica Asia Fund Management (Singapore) Limited

Prumerica Asia Fund Management Limited

Prumerica Asia Infrastructure Investors (HK) Limited

Prumerica Asia Infrastructure Investors Limited

Prumerica Asia Management Services Limited

Prumerica Consulting (Shanghai) Co., Ltd.

Prumerica Financial Asia Limited

Prumerica Global Asset Management Company S.A.

Prumerica Homefront Limited

Prumerica International Real Estate and Relocation Services, Limited

Prumerica Investment Management Company S.A.

Prumerica Life S.P.A.

Prumerica Marketing S.r.l.

Prumerica Systems Ireland Limited

Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna

Pruservicos Participacoes S.A.

PruSupply Capital Assets, Inc.

PruSupply, Inc.

PSI Partners, LLC

PT Melawai Internasional

PT PAMA Ventura Indonesia

PT Wisma Kyoei Prince Indonesia

PTC Services, Inc.

Quantitative Management Associates LLC

Quick-Sure Auto Agency, Inc.

R&D Funding Corp.

Raynond Foster (organizational record)

Real Estate Connecticut, Inc.

Referral Associates of Connecticut, Inc.

Rerun Assets LLC

Residential Information Services Limited Partnership

Residential Information Services, Inc.

Residential Services Corporation of America

Robert Mueller

Ryouichi Terada

S.J. Bedding B.V.

Sadron, Jean-Philipe (Organization Record)

Sadron, Jean-Philipe (Organization Record)

Saffron Nominees Limited

Sakaguchi, Kiyofumi (Organization Record)

Salita, Angel M. (Organization Record)

Samoza, Manuel (Organization Record)

Samoza, Manuel (Organization Record)

Sampson, Richard A. (Organization Record)

Sands Agents Limited

Sands Nominees Limited

Sanei Premium Collecting Service Co., Ltd. (Kabushi Kaisha San-ei Shuuno Service)

Sanei Sightseeing Co., Ltd. (San-ei Kanko Kabushiiki Kaisha)

Satsuki Properties Co., Ltd. (Yugen Kaisha Satsuki Properties)

Schwab, Stephen M. (Organization Record)

Scott, William A. (Organization Record)

Seaport Futures Management, Inc.

Securitized Asset Sales, Inc.

Sheridan, Thomas G. (Organization Record)

Shields Model Roland Company

Shindo, Isao (Organization Record)

Showa Leasing Co., Ltd.

Simmons (Southeast Asia) Private Limited

Simmons Asia Limited

Simmons Bedding and Furniture (HK) Limited

Simmons Co., Limited

Simmons U.S.A.

Skandia Insurance Company Ltd.

Skandia U.S. Inc.

SMP Holdings, Inc.

South Downs Properties (General Partner) Ltd.

South Downs Trading Properties (General Partner) Ltd.

SouthStreet Software, L.L.C.

Spackman, James

Strategic Value Investors LLC

Stuart Wilner

Su-Mei, Michele Foo

SVIIT Holdings, Inc.

Taylor, John WH

The Gibraltar Life Insurance Company, Ltd.

The Prudential Asset Management Company, Inc.

The Prudential Assigned Settlement Services Corp.

The Prudential Bank and Trust Company

The Prudential Center for Health Care Research Foundation, Inc.

The Prudential Commercial Insurance Company of Delaware

The Prudential Commercial Insurance Company of New Jersey

The Prudential General Insurance Company of New Jersey

The Prudential Home Mortgage Company, Inc.

The Prudential Home Mortgage Securities Company, Inc.

The Prudential Insurance Company of America

The Prudential Life Insurance Company of Arizona

The Prudential Life Insurance Company of Korea, Ltd.

The Prudential Life Insurance Company, Ltd.

The Prudential Lloyds

The Prudential Property and Casualty Insurance Company of New Jersey

The Prudential Property and Casualty New Jersey Holdings, Inc.

The Prudential Property and Casualty New Jersey Insurance Brokerage, Inc.

The Prudential Real Estate Financial Services of America, Inc.

The Prudential Real Estate Financial Services of Long Island, Inc.

The Prudential Realty Trust

The Prudential Relocation Management Limited Partnership

The Prudential Savings Bank, F.S.B.

The Prumerica Life Insurance Company, Inc.

The PSI Programs LLC

The Relocation Freight Corporation of America

The Robert C. Wilson Company

The Robert C. Wilson-Arizona

The Roman Arch Fund II L.P

The Roman Arch Fund L.P.

The Structured Finance High Yield Fund, LLC

THI Holdings (Delaware), Inc.

Titan Auto Agency, Inc.

Titan Auto Insurance

Titan Auto Insurance of Arizona, Inc.

Titan Auto Insurance of New Mexico, Inc.

Titan Auto Insurance of Pennsylvania, Inc.

Titan Auto Insurance, Inc.

Titan Holdings Service Corporation

Titan Indemnity Company

Titan Insurance Company

Titan Insurance Services, Inc.

Titan National Auto Call Center, Inc.

TMW Real Estate Group, LLC

Toda Corporation

Tom Romsbacher

Trammell Crow International

TransEuropean Properties (General Partner) II Limited

TransEuropean Properties (General Partner) III Limited

TransEuropean Properties (General Partner) Limited

TRGOAG Company, Inc.

U.S. High Yield Management Company, Inc.

Vantage Casualty Insurance Company

Vector Securities International, Inc.

Victoria Automobile Insurance Company

Victoria Financial Corporation

Victoria Fire & Casualty Company

Victoria Insurance Agency

Victoria National Insurance Company

Victoria Select Insurance Company

Victoria Specialty Insurance Company

Volpe Brown Whelan & Company, LLC

W.I. of Florida, Inc.

Wachovia Corporation

Wachovia Securities Financial Holdings, LLC

Wachovia Securities, LLC

Washington Street Investments LLC

Wexford Clearing Services, LLC

WHI of New York, Inc.

Whitehall Holdings, Inc.

Whitehall Insurance Agency of Texas, Inc.

Whitehall of Indiana, Inc.

WMF CommQuote, Inc.

WMF Funding, Corp.

WMF Proctor, Ltd.

XBW Acquisition Corp.

Yuan Cheng Investment

ITEM 25. INDEMNIFICATION

Article VI, paragraph (4) of Registrant’s Articles of Incorporation provides that “each director and officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland and as provided in the by-laws of the Corporation.” Article VIII of the Registrant’s Articles of Incorporation provides, in pertinent part, that “no provision of these Articles of Incorporation shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.”

Paragraph 8 of the Management Agreement between Registrant and PI provides: “The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.”

The subadvisory agreement between PI and each subadviser generally provides that: “The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.”

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

(a) Prudential Investments (PI)

See “How the Fund is Managed—Investment Adviser” in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and “Investment Management and Distribution Arrangements—Investment Management Arrangements” in the Statement of Additional Information (SAI) constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (file No. 801-3110).

The business and other connections of PI’s directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102.

NAME AND ADDRESS	POSITION WITH PI	PRINCIPAL OCCUPATIONS
Judy A. Rice	Officer-In-Charge, President, Chief Executive Officer and Chief Operating Officer	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

Robert F. Gunia	Executive Vice President and Chief Administrative Officer	Executive Vice President and Chief Administrative Officer, PI; Vice President; President, Prudential Insurance; President, Investment Management Services LLC (PIMS); Executive Vice President, Chief Administrative Officer and Director of American Skandia Fund Services, Inc.; Executive Vice President and Director of American Skandia Fund Services, Inc.; Executive Vice President, Chief Administrative Officer and Director of American Skandia Advisory Services, Inc.

William V. Healey	Executive Vice President and Chief Legal Officer	Executive Vice President and Chief Legal Officer, PI; Vice President and Associate General Counsel, Prudential Insurance; Senior Vice President, Chief Legal Officer and Secretary, PIMS; Executive Vice President and Chief Legal Officer of American Skandia Investment Services, Inc.; Executive Vice President and Chief Legal Officer of American Skandia Fund Services, Inc.; Executive Vice President and Chief Legal Officer of American Skandia Advisory Services, Inc.

Keithe L. Kinne	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc.; Executive Vice President and Director of American Skandia Advisory Services, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc.; Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI

Philip N. Russo	Executive Vice President, Chief Financial Officer and Treasurer	Executive Vice President, Chief Financial Officer and Treasurer, PI; Director of Jennison Associates LLC; Executive Vice President and Director of American Skandia Investment Services, Inc.; Executive Vice President and Director of American Skandia Advisory Services, Inc.

Lynn M. Waldvogel	Executive Vice President	Executive Vice President, PI; Chief Financial Officer and Director of American Skandia Fund Services, Inc.; Executive Vice President, Chief Financial Officer and Director of American Skandia Advisory Services, Inc.

(b) Prudential Investment Management, Inc. (PIM)

See “How the Fund is Managed—Investment Subadvisers” in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and “Investment Management and Distribution Arrangements—Investment Management Arrangements” in the SAI constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of PIM’s directors and executive officers are set forth below. Except as otherwise indicated, the address of each person is 100 Mulberry Street, Newark, NJ 07102.

NAME AND ADDRESS	POSITION WITH PIM	PRINCIPAL OCCUPATIONS
John R. Strangfeld, Jr.	Chairman of the Board, President and Chief Executive Officer and Director	Vice President of Prudential Financial, Inc.; Chairman, Director and CEO of Prudential Securities Group; Director and President of Prudential Asset Management Holding Company; Director of Jennison Associates LLC; Executive Vice President of Prudential Insurance

Bernard Winograd	Director, President and CEO	Senior Vice President of Prudential Insurance; Director of Jennison Associates LLC; Director and Vice President of Prudential Asset Management Holding Company

Mathew J. Chanin, 100 Mulberry Street, Gateway Center Four, Newark, NJ 07102	Director and Senior Vice President	Director and President of Prudential Equity Investors, Inc.; Chairman, Director and President of Prudential Private Placement Investors, Inc.

Dennis M. Kass 466 Lexington Avenue, 18th Fl., New York, NY 10017	Director and Vice President	Chairman, Director and CEO of Jennison Associates LLC; Director of Prudential Trust Company

Philip N. Russo	Director	Director of Jennison Associates LLC; Executive Vice President, Chief Financial Officer and Treasurer, PI

James J. Sullivan	Director, Vice President and Managing Director	Chairman, Director, President and CEO or Prudential Trust Company; Director and President of The Prudential Asset Management Company, Inc.

(c) Other Subadvisers

The business and other connections of the directors and executive officers of Jennison Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of A I M Capital Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-15211), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Alliance Capital Management, L.P. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-56720), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Calamos Asset Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-29688), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Davis Selected Advisers, L.P. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-31648), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Deutsche Asset Management Investment Services Limited. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-27291), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of The Dreyfus Corporation are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-6832), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officer of EARNEST Partners LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-56189), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of GE Asset Management Incorporated are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-31947), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Goldman Sachs Asset Management, L.P. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-37591), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Hotchkis and Wiley Capital Management LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-60512), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of INVESCO Funds Group, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-1569), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of J.P. Morgan Asset Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-50256), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Massachusetts Financial Services Company are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-17352), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Pacific Investment Management Company LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-48147), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of RS Investment Management, LP are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-44125), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Salomon Brothers Asset Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-32046), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of State Street Research and Management Company are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-18538), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of William Blair & Company LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-688), as most recently amended, the text of which is hereby incorporated by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential’s Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PIMS is also distributor of the following unit investment trusts: Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Discovery Premier Group Variable Annuity Contract, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b) Information concerning the Directors and Officers of PIMS is set forth below:

NAME AND PRINCIPAL BUSINESS ADDRESS (1)	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Robert F. Gunia	President	Vice President and Director

William V. Healey	Sr. Vice President, Secretary and Chief Legal Officer	None

Edward P. Baird, 213 Washington Street, Newark, NJ 07102	Executive Vice President	None

C. Edward Chaplin, 751 Broad Street, Newark, NJ 07102	Vice President and Treasurer	None

Michael J. McQuade	Senior Vice President and Chief Financial Officer	None

David R. Odenath	Executive Vice President	None

Stephen Pelletier	Executive Vice President	None

Kenneth J. Schindler	Senior Vice President and Chief Compliance Officer	None

Scott G. Sleyster, 71 Hanover Road, Florham Park, NJ 07932	Executive Vice President	None

John R. Strangfeld, Jr., One Seaport Plaza, New York, NY 10292	Executive Vice President	None

Bernard B. Winograd	Executive Vice President	None

(1)	The address of each person named above is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, unless otherwise indicated.

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, or other documents required to be maintained by Section 31 (a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102; Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, the Registrant’s Accounting Agent, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, the Registrant’s Custodian, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 or the Registrant’s other sub-advisers.

Prudential Investments LLC has entered into Subadvisory Agreements with the following:

Name of Subadviser	Address
A I M Capital Management, Inc.	11 Greenway Plaza, Houston, TX 77046

Alliance Capital Management, L.P.	1345 Avenue of the Americas, New York, NY 10105

Calamos Asset Management, Inc.	1111 East Warrenville Road, Naperville, IL 60563-1448

Davis Selected Advisers, L.P.	2949 East Elvira Road, Tucson, AZ 85706

Deutsche Asset Management Investment Services Limited	One Appold Street, London, United Kingdom

The Dreyfus Corporation	200 Park Avenue, New York, NY 10166

EARNEST Partners LLC	75 14th Street, Suite 2300, Atlanta, GA 30309

GE Asset Management Incorporated	777 Long Ridge Road, Building B, Stamford, CT 06927

Goldman Sachs Asset Management, L.P.	32 Old Slip, 23rd floor, New York, NY 10005

Hotchkis and Wiley Capital Management LLC	725 South Figueroa Street, Suite 3900, Los Angeles, CA 90017-5439

INVESCO Funds Group, Inc.	7800 East Union Avenue, Denver, CO 80237

J.P. Morgan Investment Management, Inc.	522 Fifth Avenue, New York, NY 10036

Jennison Associates LLC	466 Lexington Avenue, New York, NY 10017

Massachusetts Financial Services Company	500 Boylston Street, Boston, MA 02116

Pacific Investment Management Company LLC	840 Newport Center Drive, Newport Beach, CA 92660

Prudential Investment Management, Inc.	Gateway Center Two, 100 Mulberry Street, Newark, NJ07102

RS Investment Management, LP	388 Market Street, Suite 1700, San Francisco, CA 94111

Salomon Brothers Asset Management, Inc.	125 Broad Street, New York, NY 10004

State Street Research and Management Company	One Financial Center, Boston, MA 02111

William Blair & Company LLC	222 West Adams Street, Chicago, IL 60606

ITEM 29. MANAGEMENT SERVICES

Not Applicable.

ITEM 30. UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of April, 2004.

THE PRUDENTIAL SERIES FUND, INC.

By:	*DAVID R. ODENATH, JR.
David R. Odenath, Jr. President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 48 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*DAVID R. ODENATH, JR. David R. Odenath, Jr.	President & Director

*GRACE C. TORRES Grace C. Torres	Treasurer and Principal Financial and Accounting Officer

*SAUL K. FENSTER Saul K. Fenster	Director

*DELAYNE DEDRICK GOLD Delayne Dedrick Gold	Director

*ROBERT F. GUNIA Robert F. Gunia	Director and Vice President

*W. SCOTT MCDONALD, JR W. Scott McDonald, Jr.	Director

*THOMAS T. MOONEY Thomas T. Mooney	Director

*THOMAS M. O’BRIEN Thomas M. O’Brien	Director

*JOHN A. PILESKI John A. Pileski	Director

*F. DON SCHWARTZ F. Don Schwartz	Director

*By: /s/ Jonathan D. Shain Jonathan D. Shain Attorney-in-fact		April 28, 2004

Exhibit Index

(a)(6)	Articles Supplementary to the Second Articles of Restatement of The Prudential Series Fund, Inc.

(a)(7)	Articles of Amendment to the Second Articles of Restatement of The Prudential Series Fund, Inc.

(a)(8)	Articles of Amendment to the Second Articles of Restatement of The Prudential Series Fund, Inc.

(d)(21)	Subadvisory Agreement between Prudential Investments LLC and State Street Research and Management Company.

(d)(22)	Subadvisory Agreement between Prudential Investments LLC and William Blair & Company LLC.

(j)	Consent of independent accountants.

(p)(1)	Amended Code of Ethics of The Prudential Series Fund, Inc.

(p)(2)	Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.

(p)(14)	Revised Code of Ethics of EARNEST Partners LLC.

(p)(21)	Code of Ethics of State Street Research and Management Company.

(p)(22)	Code of Ethics of William Blair & Company LLC.